SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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WORLD MONITOR TRUST, Series B

(Name of Registrant as Specified in Its Charter)

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PRELIMINARY COPY—JULY    , 2004

SUBJECT TO COMPLETION

PROXY STATEMENT

WORLD MONITOR TRUST, Series B

One New York Plaza, 13th Floor

New York, New York 10292

NOTICE OF A SPECIAL MEETING OF LIMITED OWNERS

To Be Held on                     , 2004

To our Limited Owners:

You are cordially invited to attend a Special Meeting of the Limited Owners (the “Special Meeting”) of WORLD MONITOR TRUST, Series B (the “Fund”), which will be held at the offices of Prudential Financial, Inc., 751 Broad Street, Newark, N.J. on                     , 2004, at 10:30 a.m. for the following purposes:

1. The approval of the sale of the stock of Prudential Securities Futures Management Inc. to Preferred Investment Solutions Corp. (“Preferred”) (formerly known as Kenmar Advisory Corp.); the concomitant approval of Preferred as the new managing owner of the Fund; and the approval of certain amendments to the Trust Agreement that Preferred believes will not materially change the operation of, and are intended to be beneficial to, the Fund (the “PROPOSAL”); and

2. The transaction of such other business as may properly come before the Special Meeting, and any adjournments thereof.

Limited Owners of record at the close of business on                     , 2004 are entitled to notice of, and to vote at, the Special Meeting.

Whether or not you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN the accompanying proxy card in the enclosed envelope in order to make certain that your Limited Interests will be represented and voted.

YOU MAY REVOKE THE PROXY AT ANY TIME

BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

By order of the Board of Directors,

Prudential Securities Futures Management Inc.

Brian J. Martin,

Director and President

Dated:	New York, New York
, 2004

i

ii

WORLD MONITOR TRUST, Series B

One New York Plaza, 13th Floor

New York, New York 10292

(212) 778-7866

PROXY STATEMENT

This Proxy Statement and the enclosed form of Proxy are furnished in connection with the solicitation by the Board of Directors of Prudential Securities Futures Management Inc., the managing owner of WORLD MONITOR TRUST, Series B (the “Managing Owner” or “PSFMI”), of proxies to be voted at a Special Meeting to be held on                     , 2004 at the offices of Prudential Financial, Inc., 751 Broad Street, Newark, N.J. at 10:30 a.m. and at any adjournments thereof. Proxy Statements are first being sent to Limited Owners on or about                     , 2004. All properly executed Proxies in the accompanying form received by the Managing Owner prior to the Special Meeting will be voted at the Special Meeting. Any Proxy may be revoked at any time before it is exercised by giving notice in writing to the Managing Owner, by granting a Proxy bearing a later date, or by voting in person.

INTRODUCTION AND BACKGROUND

Background of the PROPOSAL. As a result of the combination of the retail brokerage businesses of Prudential Financial, Inc. (“Prudential”) and Wachovia Corporation in July, 2003 (such combination is now called Wachovia Securities, LLC), Prudential and Prudential Securities Group Inc. (“PSG”), the immediate parent company of PSFMI and its sister company, Seaport Futures Management, Inc. (“SFMI”), decided to exit the business of managing commodity funds. PSG solicited offers from known entities in that business to assume PSFMI’s and SFMI’s status as manager of various Prudential commodity funds, including World Monitor Trust, Series B (the “Fund”). Under that process, PSG selected Preferred Investment Solutions Corp. (“Preferred”), formerly known as Kenmar Advisory Corp., from a group of candidates to replace PSFMI and SFMI. Preferred has over 20 years of commodity fund experience, is well-regarded in the industry and has provided innovative products to commodity fund investors. (See “Preferred Investment Solutions Corp.”, page     .)

In connection with its review of the Second Amended and Restated Declaration of Trust and Trust Agreement of World Monitor Trust, dated March 17, 1998 (the “Trust Agreement”) establishing the Fund, as a condition to purchasing the capital stock of PSFMI, Preferred has requested that certain amendments be made to the Trust Agreement which will, in Preferred’s view, not materially change the operation of, and are intended to be beneficial to, the Fund. Preferred believes that none of these amendments will adversely affect the economic interests of the Limited Owners.

The Transaction. On June 30, 2004, PSG and Preferred entered into a Stock Purchase Agreement (the “Transaction”), pursuant to which PSG will sell, and Preferred will buy, all of the capital stock in PSFMI (the managing owner of the Fund) and SFMI, conditioned on, among other things (See “Summary of the Transaction - Terms of the Stock Purchase Agreement”, page     ), the approval of the Limited Owners of the Fund to the sale of the stock of the Managing Owner to Preferred; the concomitant approval of Preferred as the new managing owner of the Fund (or, alternatively, the dissolution of the Fund if approval is not received); and the approval of certain amendments to the Trust Agreement which will, in Preferred’s view, not materially change the operation of, and are intended to be beneficial to, the Fund (the “PROPOSAL”). After the closing of the Transaction, Preferred may use the names “World Monitor” and “Diversified Futures”, but may not use the names “Prudential”, “Prudential – Bache” or “Seaport.”

Key Provisions of the Trust Agreement. Pursuant to the Trust Agreement, PSFMI may sell its stock to another entity without a vote of the Limited Owners (§5.2(b)) of the Trust Agreement). However, because the transfer of capital stock of the Managing Owner involves, at minimum, a regulatory change of control (Preferred

WORLD MONITOR TRUST, Series B

must be a commodity pool operator under regulations of the Commodity Futures Trading Commission in order to act as managing owner of the Fund), PSG determined that it would provide to the Limited Owners the right to vote on the PROPOSAL – the sale of PSFMI’s stock to Preferred; the concomitant approval of Preferred as the new managing owner; and certain amendments to the Trust Agreement. Under §11.2 of the Trust Agreement, the Managing Owner may call a meeting of Limited Owners and ask Limited Owners to vote on a proposal. In doing so, the Managing Owner is required to give 30 to 60 days’ notice of such meeting. PSG has chosen to give Limited Owners 60 days’ notice to vote on the PROPOSAL. The Limited Owners, by voting on the PROPOSAL, will not lose their limited liability. Pursuant to §11.2 of the Trust Agreement, Messrs. Richards, Layton & Finger, P.A., special Delaware counsel to the Fund, has given PSG an opinion to that effect. (See “Legal Opinion”, page     .)

Reasons for Voting in FAVOR of the PROPOSAL. By voting IN FAVOR of the PROPOSAL – the sale of PSFMI to Preferred; the concomitant approval of Preferred as the new managing owner of the Fund; and certain amendments to the Trust Agreement – a Limited Owner will be able to maintain the Limited Owner’s investment in the Fund. As stated elsewhere (See “Intent of the Managing Owner If the Sale to Preferred is Not Approved”, page     ), if the Limited Owners reject the PROPOSAL, the Managing Owner will terminate the Fund, liquidate its positions and pay the Limited Owners their interest in their capital accounts in the Fund.

PSG anticipates no economic disadvantage to a Limited Owner resulting from the change of managing owner from PSFMI to Preferred. The Fund has had an aggregate return of 18% since inception.* Moreover, in Preferred’s view, none of the changes to the Trust Agreement proposed by Preferred will adversely affect a Limited Owner; to the contrary, in fact, in Preferred’s view such changes are intended to be beneficial to Limited Owners. Moreover, the sale from PSFMI to Preferred will not impact a Limited Owner’s relationship with his or her securities broker, including, if applicable, the Limited Owner’s securities broker at Wachovia Securities, LLC.

Preferred believes that none of the proposed amendments to the Trust Agreement will materially change the operation of the Trust (or Series B thereof), and that all such amendments are intended to reflect how the Trust will be operated by the Managing Owner without changing in any way the economic interests of the Limited Owners.

There will be no change in the Fund’s regulatory oversight.

Recommendation on the PROPOSAL. The Managing Owner recommends that Limited Owners vote IN FAVOR of the PROPOSAL.

*	At 5/31/04 – will be updated in Final Proxy Statement.

WORLD MONITOR TRUST, Series B

SUMMARY

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INFORMATION APPEARING ELSEWHERE IN THIS PROXY STATEMENT AND INCORPORATED HEREIN BY REFERENCE.

The Trustee and the Fund (see page     )

The Fund is a Series of World Monitor Trust (the “Trust”), a statutory trust organized under the laws of Delaware on December 17, 1997. The Trustee of the Trust is Wilmington Trust Company (the “Trustee”). The Trustee’s main business office is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001. The Trustee has delegated all management duties under the Trust to the Managing Owner.

The Trust currently consists of three separate and distinct series (the “Series”): Series A, B and C. The Fund (which is Series B) commenced trading operations on June 10, 1998 and will continue to exist until terminated pursuant to the provisions of the Trust Agreement. As at [record date], 2004 (the “Record Date”), the Fund had $[7,868,426]* under management and had [66,451.194]* Limited Interests. The assets of the Fund are segregated from those of the other Series, separately valued and independently managed. The Fund was formed to engage in the speculative trading of a diversified portfolio of futures, forward and options contracts and may, from time to time, engage in cash and spot transactions. The Fund’s main business office is located at the offices of the Managing Owner at One New York Plaza, 13th floor, New York, New York 10292-2013; phone (212) 778-7866.

The Managing Owner (see page     )

Prudential Securities Futures Management Inc. (“PSFMI”), a Delaware corporation formed in May 1973, is the managing owner of the Trust. The Managing Owner is registered under the Commodity Exchange Act, as amended (“CE Act”), as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and is a member of the National Futures Association (“NFA”) in those capacities. The Managing Owner’s main business office is located at One New York Plaza, 13th floor, New York, New York 10292-2013; phone (212) 778-7866.

Preferred Investment Solutions Corp., formerly known as Kenmar Advisory Corp. (see page     )

Preferred Investment Solutions Corp. (“Preferred”) (formerly known as Kenmar Advisory Corp.), now a Connecticut corporation, was formed in 1983, is registered under the CE Act as a CPO and is a member of the NFA in that capacity. Its principal place of business is Two American Lane, P.O. Box 5150, Greenwich, Connecticut 06831, phone (203) 861-1000.

Time, Date and Place of the Special Meeting (see page     )

The Special Meeting of the Limited Owners of the Fund will be held on                     , 2004 at the offices of Prudential Financial, Inc., 751 Broad Street, Newark, N.J. at 10:30 a.m.

Reasons for Calling of this Special Meeting (see page    )

The purposes of this Special Meeting of the Fund are as stated in the PROPOSAL before the Meeting:

•	Approval of the sale of the stock of PSFMI to Preferred; the concomitant approval of Preferred as the new managing owner of the Fund; and approval of certain amendments to the Trust Agreement that Preferred believes will not materially change the operation of, and are intended to be beneficial to, the Fund (the “PROPOSAL”); and

•	To transact such other business as may properly come before the Special Meeting, and any adjournments thereof.

* At 5/31/04 – will be updated in Final Proxy Statement.

WORLD MONITOR TRUST, Series B

Required Vote; Quorum (see page     )

Each Interestholder (both General, for the Managing Owner, and Limited, for the Limited Owners) is entitled to a proportionate vote based upon the product of the Net Asset Value (as defined in the Trust Agreement) of the Series B Interests, multiplied by the number of Interests, or fraction thereof, standing in its name on the books of such Series (the “Voting Interest”). There is no specific quorum requirement under the Trust Agreement or the Delaware Statutory Trust Act for the transaction of business at the Special Meeting; however, if a majority of the Limited Interests are not represented at the Special Meeting, then the Proxyholders will use their discretionary authority to adjourn the Special Meeting to a later date.

The PROPOSAL requires the affirmative vote of Limited Owners holding Limited Interests representing at least a majority (over 50%) of the Voting Interest (not including Interests held by the Managing Owner and its Affiliates).

Failure to submit a proxy, or to vote, will have the effect of a vote against the PROPOSAL. In addition, all Limited Owner abstentions will have the effect of a vote against the PROPOSAL.

Questions

If you have any questions concerning the material contained in this Proxy Statement, the Notice of the Special Meeting or the Proxy (collectively, the “Proxy Materials”), please call the Managing Owner at (212) 778-7866. Alternatively, you may want to consult with your regular securities broker, including your securities broker at Wachovia Securities, LLC.

WORLD MONITOR TRUST, Series B

THE FUND

The Trust, the Trustee and the Fund

The Fund is Series B of the Trust. The Trust currently consists of three separate and distinct series: Series A, B and C. The Fund commenced trading operations on June 10, 1998 and will continue to exist until terminated pursuant to the provisions of the Trust Agreement. As at the Record Date, the Fund had $[7,868,426]* under management and had [66,451.194]* Limited Interests. The assets of the Fund are segregated from those of the other Series, separately valued and independently managed. The Fund was formed to engage in the speculative trading of a diversified portfolio of futures, forward and options contracts and may, from time to time, engage in cash and spot transactions.

The Trustee of the Trust is Wilmington Trust Company. The Trustee has delegated management of the Trust to the Managing Owner. The Trustee has agreed to continue to serve as Trustee of the Trust if the Limited Owners pass the PROPOSAL. Further, the Trustee has informed the Managing Owner that it has no objections to the proposed amendments that would be made to the Trust Agreement under the PROPOSAL.

The Trading Advisor of the Fund

Each Series has its own independent CTA to make all of that Series’ trading decisions. At inception, the Managing Owner, on behalf of the Fund, entered into an advisory agreement with Eclipse Capital Management, Inc. (the “Trading Advisor”) and the Trading Advisor continues to make all the trading decisions for the Fund. Eclipse Capital has been allocated 100% of the Fund’s assets for trading purposes pursuant to a proprietary trading system agreed upon with the Managing Owner.

The Trading Advisor is registered as a CTA with the Commodity Futures Trading Commission (“CFTC”). It is a member of the NFA in that capacity.

Additional information concerning the Fund, its Trading Advisor and Trading Program is set forth in the Fund’s Registration Statement on Form S-1 (Registration No. 333-83011) and the related prospectus previously provided to all Limited Owners. Financial information, and certain other information, concerning the Fund is provided each month and also is set forth in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2003 and the Fund’s Quarterly Report on Form 10-Q for the period ended March 26, 2004. The Fund’s Annual Report, containing audited financial information for the years ended December 31, 2003 and 2002 (pursuant to CFTC Rules) was previously distributed to all Limited Owners.

Performance of the Fund.*

Day started Trading	06/10/98
Net Asset Value, as defined in the Trust Agreement (“NAV”) on Start Date	$11,400,257
NAV on May 31, 2004	$7,868,426
NAV per Limited Interest on Start Date	$100
NAV per Limited Interest on May 31, 2004	$118.41

The Managing Owner

PSFMI, a Delaware corporation formed in May 1973, is the current managing owner of the Trust. The Managing Owner has been registered under the CE Act as a CPO since June 1989 and as a CTA since November

*	At 5/31/04 – will be updated in Final Proxy Statement.

WORLD MONITOR TRUST, Series B

1990, and is a member of the NFA in those capacities. Additional information concerning the Managing Owner, including its Statement of Financial Condition at December 31, 2000 is set forth in the Fund’s Post Effective Amendment No. 3 to Form S-1 (Registration No. 333-43041).

Directors and Officers of the Managing Owner

There are no directors or executive officers of the Fund. The Fund is managed by the Managing Owner pursuant to delegated authority from the Trustee. As of the Record Date, the current officers and directors of the Managing Owner were as follows:

Name	Position
Alex H. Ladouceur	Chairman of the Board of Directors and Director
Brian J. Martin	President and Director
Ronald J. Ivans	Treasurer, Chief Financial Officer and Director
Richard H. Hulit	Senior Vice President and Director
Guy S. Scarpaci	Director
Thomas T. Bales	Vice President

Duties and Commitments of the Managing Owner

Management of the Fund

The Managing Owner is responsible for the management of the Fund’s business and affairs, including its day-to-day administration, but does not (except in certain limited, and essentially emergency, situations) direct the trading activities for the Fund (which resides with the Trading Advisor). The Managing Owner’s responsibilities include:

•	Monitoring the Trading Advisor’s activities and the Trading Advisor’s adherence to stated policies and programs.

•	Renewing and/or reallocating the assets assigned to the Trading Advisor, as well as selecting additional and/or substituting trading advisors.

•	Accepting responsibility for the obligations of the Fund if its liabilities were to exceed its assets.

•	Preparing monthly and annual reports to the Limited Owners; filing reports required by the CFTC, the SEC and any other Federal or State agencies or self-regulatory organizations.

•	Calculating the Net Asset Value of the Fund and all fees and expenses to be paid by the Fund.

•	Providing suitable facilities and procedures for handling and executing redemptions, exchanges, transfers and distributions (if any), and the orderly liquidation of the Fund.

•	Selecting and monitoring the Trust’s commodity clearing broker and its foreign exchange counterparties, as well as all other service providers.

Minimum Purchase Commitment

The Managing Owner contributed funds to each Series in order to maintain at least a 1% interest in the capital, profits and losses of each Series and, in return, it received General Interests in each Series, including, in this case, Series B. Preferred and its Affiliates have agreed to contribute funds to each Series as is necessary to maintain at least a 1% interest in the capital, profits and losses of each Series, including Series B.

Net Worth Commitment

The Managing Owner’s net worth meets the minimum net worth requirements of the North American Securities Administrators Association, Inc. Commodity Pool Guidelines (“NASAA Guidelines”). The Managing

WORLD MONITOR TRUST, Series B

Owner has agreed, under terms of the Trust Agreement, that for so long as it remains a managing owner of the Trust to maintain a minimum net worth of, and not to take any affirmative action to reduce its net worth below, $1 million, or such higher amount as may be required under the NASAA Guidelines. The NASAA Guidelines define “net worth” as the excess of total assets over total liabilities as determined by generally accepted accounting principles. Preferred has agreed to meet the minimum net worth requirements stated above. (See “Amendments”, p.     .)

PREFERRED INVESTMENT SOLUTIONS CORP. (“Preferred”)

The following is a general description of Preferred, its principals and affiliates, and their investment process, all as prepared by Preferred. Preferred financial and past performance histories also are included. General information regarding Preferred’s plans for the Fund following the approval of the PROPOSAL also is provided.

Background

Preferred is part of the Kenmar Group of Companies (collectively, “Kenmar”), which was founded in 1983 on the premise that sound investments in alternative strategies can produce solid returns with appropriate risks. Doing so, however, requires extensive market and trading experience, informed decision-making and skilled management. Kenmar is headquartered in Greenwich, Connecticut with a client service and administrative office in Dublin, Ireland. The firm currently employs 28 individuals.

Preferred is a wholly owned subsidiary of Kenmar Holdings Inc. (“KHI”), which is also a principal of Preferred. Preferred (formerly known as Kenmar Advisory Corp.) has been registered with the CFTC as a CPO since February 7, 1984, and is a member in good standing of the NFA in such capacity. Its principal place of business is Two American Lane, P.O. Box 5150, Greenwich, CT 06831, telephone number (203) 861-1000. A copy of Preferred’s audited financial statements for the period ending September 30, 2003 (with an unaudited update through December 31, 2003) is attached as Exhibit A hereto.

Preferred is a Connecticut corporation which originally was formed in 1983 as a New York corporation. Preferred is a global asset management firm specializing in managed futures and other alternative investments. Preferred (formerly known as Kenmar Advisory Corp.) and its affiliates have been designing, sponsoring and managing single-advisor and multi-advisor funds and accounts for over two decades. Its clients include global investment managers, pension plans, U.S. and international brokerage firms, private banks, international insurance companies, family investment offices and high net worth individuals. As of June 1, 2004, Preferred and its affiliates were managing discretionary and non-discretionary accounts and funds with total capital of approximately $1.4 billion, of which approximately $26 million was invested in a public commodity pool operated by Preferred, Kenmar Global Trust, a Delaware business trust which commenced trading in 1997.

No administrative, civil, or criminal action has ever been brought against Preferred, any of its principals, or any fund or commodity pool sponsored or managed by Preferred.

Principals and Key Employees

Mr. Marc S. Goodman and Mr. Kenneth A. Shewer are the founders, co-Chief Executive Officers and co-Chief Investment Officers of Preferred. Mr. Shewer is Preferred’s Chairman and Mr. Goodman is its President. Messrs. Goodman and Shewer are Preferred’s sole directors. All of Preferred’s stock is owned, indirectly and equally, by Messrs. Goodman and Shewer. Together, Messrs. Goodman and Shewer bring to Kenmar and Preferred 61 years of combined experience in commodities, futures, and alternative investments.

Mr. Kenneth A. Shewer (born 1953), Chairman, was employed by Pasternak, Baum and Co., Inc. (“Pasternak, Baum”), an international cash commodity firm, from June 1975 until September 1983. Mr. Shewer

WORLD MONITOR TRUST, Series B

created and managed Pasternak, Baum’s Grain Logistics and Administration Department and created its Domestic Corn and Soybean Trading Department. In 1982, Mr. Shewer became co-manager of Pasternak, Baum’s F.O.B. Corn Department. In 1983, Mr. Shewer was made Vice President and Director of Pasternak, Baum. Mr. Shewer graduated from Syracuse University with a B.S. degree in 1975.

Mr. Marc S. Goodman (born 1948), President, joined Pasternak, Baum in September 1974 and was a Vice President and Director from July 1981 until September 1983. While at Pasternak, Baum, Mr. Goodman was largely responsible for business development outside of the United States, for investment of its corporate retirement funds, and for selecting trading personnel. Mr. Goodman has conducted extensive business in South America, Europe and the Far East. Mr. Goodman graduated from the Bernard M. Baruch School of Business of the City University of New York with a B.B.A. in 1969 and an M.B.A. in 1971 in Finance and Investments, where he was awarded an Economics and Finance Department Fellowship from September 1969 through June 1971.

Messrs. Shewer and Goodman left Pasternak, Baum in September 1983 to form Kenmar Advisory Corp. (now Preferred) and they have occupied their present positions with Preferred since that time.

Ms. Esther Eckerling Goodman (born 1952), Chief Operating Officer and Senior Executive Vice President, joined Kenmar Advisory Corp. (now Preferred) in July 1986 and has been involved in the futures industry since 1974. From 1974 through 1976, she was employed by Conti-Commodity Services, Inc. and ACLI Commodity Services, Inc., in the areas of hedging, speculative trading and tax arbitrage. In 1976, Ms. Goodman joined Loeb Rhoades & Company, Inc. where she was responsible for developing and managing a managed futures program which, in 1979, became the trading system for Westchester Commodity Management, an independent commodity trading advisor of which Ms. Goodman was a founder and principal. From 1983 through mid-1986, Ms. Goodman was employed as a marketing executive at Commodities Corp. (USA) of Princeton, New Jersey. Ms. Goodman was a Director of the Managed Futures Trade Association from 1987 to 1991 and a Director of its successor organization, the Managed Futures Association, from 1991 to 1995 (now the Managed Funds Association). She has written several articles and has spoken before various professional groups and organizations on the subject of managed futures. Ms. Goodman graduated from Stanford University with a B.A. degree in psychology in 1974.

Mr. Braxton Glasgow III (born 1953), Executive Vice President, joined Kenmar Advisory Corp. (now Preferred) in May 2001. Mr. Glasgow is responsible for business development. Previously, he served as Executive Vice President, Director of Client Services and a Principal at Chesapeake Capital Corp., a commodities trading firm, and as Senior Managing Director at Signet Investment Banking Co. Mr. Glasgow began his career at PricewaterhouseCoopers, where he specialized in mergers and acquisitions and private equity, including extensive work in Europe and the Far East. Mr. Glasgow received a B.S. in Accounting from the University of North Carolina at Chapel Hill and is a Certified Public Accountant. From 1994 to 1995, he was President of the Jay Group Ltd. Mr. Glasgow received a B.S. degree in accounting from the University of North Carolina in 1975.

Ms. Maureen Howley (born 1967), Senior Vice President and Chief Financial Officer, joined Kenmar Advisory Corp. (now Preferred) in July 2003. She is responsible for corporate finance and administration. From July 2001 until July 2003, Ms. Howley was an Associate at Andor Capital Management, LLC, an equity hedge fund company. At Andor, she was responsible for managing the corporate accounting functions. Previously, she was the Controller at John W. Henry & Company, Inc., a commodity trading advisor (“JWH”), where she held positions of increasing responsibility from September 1996 to July 2001. She began her career at Deloitte & Touche where she specialized in the financial services industry. She held many positions of increasing responsibility for seven years, and left as an Audit Senior Manager in July 1996 to join JWH. Ms. Howley received a B.A. in Accounting from Muhlenberg College in 1989 and designation as a Certified Public Accountant in 1990.

WORLD MONITOR TRUST, Series B

Ms. Joanne D. Rosenthal (born 1965), Senior Vice President and Director of Research, joined Kenmar Advisory Corp. (now Preferred) in October 1999. Prior to joining Preferred, Ms. Rosenthal spent nine years at The Chase Manhattan Bank, in various positions of increasing responsibility. From July 1991 through April 1994, she managed the Trade Execution Desk and from May 1994 through September 1999, she was a Vice President and Senior Portfolio Manager of Chase Alternative Asset Management, Inc. Ms. Rosenthal received a Masters of Business Administration with a concentration in Finance from Cornell University and a Bachelor of Arts in Economics from Concordia University in Montreal, Canada.

Mr. Richard Horwitz (born (1953), Senior Vice President and Director of Risk Management and Performance Analytics, joined Kenmar Advisory Corp. (now Preferred) in 2002. In that role, he has been developing proprietary risk transparency/risk management systems and collaborates on manager due diligence and analytics. Previously, Mr. Horwitz was a Principal at Capital Market Risk Advisors, Inc., a pre-eminent risk management consulting firm. For the prior eight years, he was a Senior Research Analyst and Principal at Sanford C. Bernstein & Co., Inc. During the previous six years, he was a Senior Associate at Booz Allen & Hamilton, Inc., where he focused on the financial services industries. Mr. Horwitz received an undergraduate degree in Electrical Engineering from MIT and a M.B.A. from the Sloan School of Management at MIT.

Mr. Joseph Allessie (born 1965), Senior Vice President and General Counsel, joined Kenmar Advisory Corp. (now Preferred) in 2004. Prior to joining Preferred, Mr. Allessie spent five years as General Counsel and Chief Compliance Officer at Global Asset Management (“GAM”), where he was responsible for the legal and compliance function for the Americas. Prior to joining GAM, he was counsel to the Bureau Chief for the New Jersey Bureau of Securities. He joined the Bureau in June 1993. Prior to that, Mr. Allessie was an associate in the McDonald Group Law Firm in Pennsylvania and the former law clerk to the Bureau of Securities of the State of Michigan. Mr. Allessie received a B.A. from Pennsylvania State University in 1987 and a J.D. from the Thomas M. Cooley Law School in Lansing, Michigan in 1990.

Mr. James Dodd (born 1951), Managing Director, joined Kenmar Advisory Corp. (now Preferred) in 2002. He is responsible for structuring and marketing investment products to financial institutions and to retail investors via the brokerage and financial consultant channels. Earlier in his career, Mr. Dodd was a senior marketing officer of the Capital Markets Group of Continental Bank in Chicago; President of Signet Investment Banking Company in Richmond, Virginia; and Managing Director of Financial Institutions Marketing at Chesapeake Capital, a large Richmond-based CTA. Mr. Dodd received an AB degree from Cornell University in 1974 and a M.B.A. degree from the University of Chicago in 1983.

Ms. Rosita Levy (born 1973), Vice President, Fund Administration, joined Kenmar Advisory Corp. (now Preferred) in 1993 and is responsible for all aspects of fund accounting. Ms. Levy has held positions of increasing responsibility at Kenmar including administrative assistant, fund administration, fund accounting, and the oversight of offshore administration. Ms. Levy attended Barnard College at Columbia University where she earned credits towards her B.A. degree.

Ms. Melissa Cohn (born 1960), Vice President and Senior Research Analyst, joined Kenmar Advisory Corp. (now Preferred) in 1988. Her responsibilities include manager due diligence, manager analysis, and portfolio/risk management. Ms. Cohn has been involved in the futures industry for over 20 years. Prior to joining Preferred, she spent six years in positions of increasing responsibility in the Commodities Division at Shearson Lehman Hutton Inc. Her experience includes that of a Sales Assistant, Assistant Commodity Trader and Trader executing orders for numerous CTAs that traded through Shearson. Ms. Cohn graduated from the University of Wisconsin-Madison with a B.S. in Agriculture in 1982.

Ms. Florence Y. Sofer (born 1966), Vice President, Investor Communications, responsible for the development and implementation of all internal and external communications programs worldwide, joined Kenmar Advisory Corp. (now Preferred) in 2001. From 1997 to 2001, Ms. Sofer was the Vice President,

WORLD MONITOR TRUST, Series B

Marketing, and a Principal of JWH, where she was responsible for strategic marketing and client communications for the firm and its subsidiaries. From 1994 to 1997, Ms. Sofer was the Marketing Manager for Global Asset Management at JWH where she was involved in the successful development and launch of the firm’s mutual fund product line. Ms. Sofer received a B.A. degree from American University in 1988 and a M.B.A. in Marketing from George Washington University in 1992.

Investment Process

Preferred’s success depends upon its ability to identify CTAs of the highest caliber – those CTAs that are not only highly skilled, but also adept at managing risk. Comprehensive qualitative and quantitative information about each CTA is essential, not just for the evaluation of the CTA itself, but also to assess accurately each advisor’s trading and performance on an ongoing basis.

Advisor Due Diligence Analysis

The goal of the due diligence and analysis process is to understand what lays behind the CTA’s historical performance numbers; to understand how and why a CTA makes money; the risks associated with the trading strategy; and the strengths and weaknesses of the strategy within specific markets and market environments. Some of the elements of Preferred’s advisor due diligence and analysis process are described briefly below:

Extensive interviews with senior management of the CTA to discuss all aspects of the investment approach. Particular emphasis is placed on evaluating the CTA’s risk management strategies and ongoing research and development.

On-site visits to a CTA office, which includes an assessment of administrative practices.

Background checks on the firm and its principals, registrations and good-standing with the relevant regulatory agencies. Preferred’s research team also speaks with their network of industry professionals which has been cultivated over Preferred’s 20 years in business.

Statistical analysis of historical performance, based on both monthly and daily rates of return. Analyzing daily returns increases Preferred’s ability to assess the true return and risk characteristics of a given strategy; monthly data often hides underlying risks. Performance is also analyzed against relevant industry indices and similar types of traders.

In addition to performance, historical trade information is analyzed to understand more clearly the CTA’s trading methodology and its trade characteristics. Trades are plotted on price charts of individual futures contracts to illustrate how the strategy works, how it builds positions and liquidates positions; and how different market environments impact the strategy in terms of return, volatility and potential for loss. Trades are plotted against those of other CTAs more clearly to understand differences and similarities among them.

Ongoing Monitoring and Management

One of the features of managed futures that are not often found in other types of alternative investments is that in futures there is total daily position transparency and daily liquidity.

Preferred monitors every trade of every CTA in which it invests on a daily basis. The process involves quantifying risk by market and performance, market sector and for the entire portfolio; monitoring and evaluating individual trades each day, within the context of the CTA’s trading history and the current market; monitoring and evaluating risk – leverage, market concentration and exposure, changes in market and performance,

WORLD MONITOR TRUST, Series B

volatility, position size and exit strategies; assessing the consistency of the application of the trading rules and parameters of each CTA’s methodology; and, analyzing each CTA’s performance against Preferred’s own expectations for that CTA and against other CTAs in its peer group.

The monitoring process is both qualitative and quantitative. Preferred believes that success requires an intimate understanding of each CTA’s trading strategy, of the market’s “tone,” and of how each advisor is expected to trade and perform in the current market.

Other Managed Futures Products Sponsored by Preferred and its Affiliates

Preferred (formerly known as Kenmar Advisory Corp.) has sponsored and managed a number of commodity pools, and affiliates of Preferred have operated, managed, and/or sponsored a number of other commodity pools and alternative investment products. For information regarding the past performance of the commodity pools operated by Preferred, please see “Past Performance of Commodity Pools Operated by Preferred Investment Solutions Corp. (formerly known as Kenmar Advisory Corp.)” attached as Exhibit B hereto.

Preferred and its principals and affiliates have substantial investments in certain of the commodity pools and investment products operated, managed or sponsored by Preferred and its affiliates.

Preferred’s Proposed Changes in Management, Administration and Operation of the Fund

Based upon a review of the Fund’s current operations and Preferred’s experience in operating and managing managed futures funds, Preferred intends to make certain changes in the administration and operation of the Fund. Preferred believes that such changes will not materially change the operation of, and are intended to be beneficial to, the Fund. (See also, “Amendments,” page     .)

No Change in Fees

Preferred intends to maintain the same overall fee structure of the Fund and anticipates no increase in any such fees. Preferred and its affiliates will receive the same annual fixed services fee currently paid by the Fund to Prudential Financial Derivatives, LLC, an affiliate of PSFMI (“PFD”). The same portion of the fixed fee currently paid out by PFD will continue to be paid out by Preferred to Wachovia Securities, LLC for ongoing investor-related services. Other transactional and operational expenses that are the obligation of the Managing Owner will continue to be paid out of the balance of the fixed fee.

Service Providers

Accounting and Administration Services. Preferred intends to appoint Derivatives Portfolio Management, LLC (“DPM”) as the Fund’s accountant and administrator. Preferred and its affiliated companies currently utilize DPM in this capacity in connection with existing products and believe there is significant value in having an experienced third-party firm that is independent of the Fund’s managing owner and its FCM handle the daily and monthly accounting and fund administrative services. In addition, DPM provides Preferred with important information that Preferred uses to evaluate advisors and trading. In conjunction with DPM, Preferred has developed reports and systems to monitor the performance and trading activity of a fund’s trading advisors and investment portfolio, and to help Preferred assess a portfolio’s risk.

Independent Auditors. Preferred intends to appoint Arthur F. Bell, Jr. & Associates, LLC (“AFB”) as the Fund’s independent auditor to replace PricewaterhouseCoopers LLP (“PwC”) for 2004 and beyond. AFB has worked with Preferred and its affiliated companies for over 10 years and audits many other funds (public and private) in the managed futures and alternative investments industries, including many of Kenmar’s funds

WORLD MONITOR TRUST, Series B

as well as the Kenmar companies. Founded in 1974, AFB currently provides audit, tax related, and accounting and consulting services to over 200 funds. The change of auditors will be made because Preferred believes it will be beneficial to the Fund; it does not stem from any disagreement with PwC.

FCM. The current brokerage agreement for the Fund is with PFD. Preferred intends to continue to use PFD as the Fund’s FCM for commodity clearing. Preferred believes that the transaction expenses charged by PFD are competitive with those of other FCMs, and that the clearing services PFD provides will continue to serve the needs of the Fund.

Other Service Providers. As with all of the Fund’s service providers, Preferred periodically will review the quality of service provided by such service providers and will compare such services relative to others in the managed futures industry. Although it has no present intention to do so, Preferred will make any changes it believes will be beneficial to Limited Owners of the Fund.

WORLD MONITOR TRUST, Series B

THE PROPOSAL

APPROVAL OF THE SALE OF STOCK OF PRUDENTIAL SECURITIES FUTURES MANAGEMENT INC. TO PREFERRED INVESTMENT SOLUTIONS CORP. (“Preferred”-FORMERLY KNOWN AS KENMAR ADVISORY CORP.); THE CONCOMITANT APPROVAL OF PREFERRED AS THE NEW MANAGING OWNER OF THE FUND; AND CERTAIN AMENDMENTS TO THE TRUST AGREEMENT THAT PREFERRED BELIEVES WILL NOT MATERIALLY CHANGE THE OPERATION OF, AND ARE INTENDED TO BE BENEFICIAL TO, THE FUND

Background of the Proposal

As a result of the combination of the retail brokerage businesses of Prudential and Wachovia Corporation in July, 2003 (such combination is now called Wachovia Securities, LLC), Prudential and PSG, the immediate parent company of PSFMI and its sister company, SFMI, decided to exit the business of managing commodity funds. PSG solicited offers from known entities in that business to assume PSFMI’s and SFMI’s status as manager of various Prudential commodity funds, including the Fund. Under that process, PSG selected Preferred (formerly known as Kenmar Advisory Corp.) from a group of candidates to replace PSFMI and SFMI. Preferred has over 20 years of commodity fund experience, is well regarded in the industry and has provided innovative products to commodity fund investors. (See “Preferred Investment Solutions Corp.”, page     .)

Preferred’s replacement of PSFMI as managing owner of the Trust and each Series will be effectuated in connection with a sale of all the issued and outstanding capital stock of PSFMI to Preferred which will own all of PSFMI’s Interests as Managing Owner (“General Interests”) in each Series of the Trust for which certain closing conditions are met. The sale is to be effectuated pursuant to a Stock Purchase Agreement between PSG and Preferred, dated June 30, 2004 (the “Stock Purchase Agreement”). (See “Summary of the Transaction – Terms of the Stock Purchase Agreement”, page     .) Subject to approval of the PROPOSAL by the Limited Owners, and concurrent with the sale of its stock to Preferred, PSFMI’s General Interests in the Fund will be owned by Preferred. As a result, PSFMI will no longer act as managing owner of the Fund and Preferred will thereafter function as the new managing owner.

The Managing Owner is seeking approval from the Limited Owners for the sale of its stock to Preferred, notwithstanding the fact that approval by the Limited Owners for the sale of the Managing Owner’s stock to another entity is not required pursuant to §5.2(b) of the Trust Agreement. PSG and the Managing Owner, on the advice of counsel, made a determination that the sale of the Managing Owner’s capital stock (along with its General Interests) to Preferred constitutes a regulatory change in control and accordingly determined to seek the Limited Owners’ approval of the sale of its stock to Preferred and the concomitant approval of Preferred as the new managing owner of the Fund. Subject to the Limited Owners’ approval, the Managing Owner intends to consummate the sale of its stock to Preferred within approximately five (5) business days following the date of this Special Meeting. This will result in the cessation of the Managing Owner’s activities as Managing Owner of the Fund because Preferred intends to merge PSFMI and SFMI into Preferred after the closing of the Transaction and those two entities will thereafter cease to exist as separate entities.

In the event that the Limited Owners do not approve the sale of PSFMI stock to Preferred and thus do not approve Preferred as the new managing owner of the Fund, PSFMI intends to end its operations in the managed commodity fund business. (See “Intent of the Managing Owner If the Sale to Preferred is Not Approved” for a full discussion of the Managing Owner’s intent and its consequences, page     .)

Summary of the Transaction – Terms of the Stock Purchase Agreement

PSG and Preferred have entered into a Stock Purchase Agreement pursuant to which PSG will sell, and Preferred will buy, all of the capital stock of PSFMI and SFMI, for an aggregate consideration equal to the Net

WORLD MONITOR TRUST, Series B

Asset Values (as defined in the Stock Purchase Agreement) of the general partner or managing owner interests held by PSFMI and SFMI in all (with one exception – a fund of under $3,000,000 which will be dissolved) managed commodity funds (including the Fund) operated by them (unless excluded as provided below), plus a premium. If Limited Owners do not, for any reason, approve the PROPOSAL, the Fund would not be included in the sale to Preferred and the value of the managing owner interest in the Fund held by PSFMI would not be included in the consideration paid to PSG. Similarly, if interestholders in other commodity funds managed by PSFMI and SFMI do not, for any reason, approve similar proposals to be made with respect to their commodity funds, those funds would not be included in the sale to Preferred and, in each case, the value of their respective general partner or managing owner interests would not be included in the consideration paid to PSG. It is a condition to the consummation of the Transaction that the aggregate Net Asset Values of all commodity funds managed by PSFMI and SFMI to be transferred to Preferred must be at least $97,000,000.

The Stock Purchase Agreement contains provisions relating to representations and warranties by each of PSG and Preferred (including a representation and warranty that Preferred will only replace CTAs for the various commodity funds (a) if required to do so under Preferred’s fiduciary duties under applicable law, or (b) if Preferred, in its reasonable discretion, believes it is in the best interest of the interestholders to do so); indemnifications for losses resulting from breaches thereof and for certain other losses, and operation of the business of the Fund and other commodity funds by PSFMI and SFMI generally in the ordinary course of business until the closing of the Transaction. Additionally, Preferred may continue to use the names “World Monitor” and “Diversified Futures” in connection with the funds to be acquired, but, following the closing of the Transaction, may not use the names “Prudential”, “Prudential-Bache” or “Seaport”.

Each fund managed by PSFMI and SMFI currently has a brokerage agreement with PFD, an affiliate of PSG. As part of the Transaction, that brokerage agreement (which, among other things, provides for the payment of a fixed fee to PFD, under the terms of its public offering (Registration Statement No. 333-43041)) will be assigned to Preferred or terminated and replaced by an agreement under which Preferred will receive a similar fixed fee. Preferred has stated that it intends to continue to utilize PFD as the clearing FCM for the Fund in connection with the Fund’s futures transactions. (See “Preferred’s Proposed Changes in Management, Administration and Operation of the Fund – FCM”, page     ).

The expenses incurred by PSG in connection with the solicitation of proxies for various funds managed by PSFMI and SMFI will be reimbursed by Preferred to PSG.

The Trust Agreement

The rights and duties of the Managing Owner and of the Limited Owners are governed by provisions of the Delaware Statutory Trust Act and by the Trust Agreement. The key features of the Trust Agreement applicable to the PROPOSAL to be voted on are outlined below, but Limited Owners should refer to the complete Trust Agreement for details of all of its terms and conditions. A copy of the Trust Agreement is attached to this Proxy Statement as Exhibit C hereto (marked to show the amendments proposed by Preferred – See “Amendments”, page     ).

The transfer of the stock of the Managing Owner is permitted by §5.2(b) of the Trust Agreement which currently reads as follows:

To the full extent permitted by law, nothing in this Trust Agreement shall be deemed to prevent the merger of the Managing Owner with another corporation, the reorganization of the Managing Owner into or with any other corporation, the transfer of all the capital stock of the Managing Owner or the assumption of the Interests, rights, duties and liabilities of the Managing Owner by, in the case of a merger, reorganization or consolidation, the surviving corporation by operation of law. [Emphasis added.]

WORLD MONITOR TRUST, Series B

The Trust Agreement further provides in §5.2(c):

Upon assignment of all of its Interests, the Managing Owner shall not cease to be a Managing Owner of the Trust, or to have the power to exercise any rights or powers as a Managing Owner, or to have liability for the obligations of the Trust under Section 1.7 hereof, until an additional Managing Owner, who shall carry on the business of the Trust, has been admitted to the Trust. [Emphasis added.]

The Trust Agreement does not provide the manner in which an additional managing owner shall be admitted to the Trust pursuant to §5.2(c), nor does the Trust Agreement require approval by the Limited Owners for the Managing Owner’s transfer of its capital stock to another entity. PSG and the Managing Owner have made a determination that the transfer of the Managing Owner’s stock and the consequent transfer of its General Interests to Preferred constitutes a regulatory change of control and that they will seek the Limited Owners’ approval of the sale of the Managing Owner’s capital stock to Preferred and the concomitant approval under §8.2(d)(iv) of Preferred as the new managing owner of the Fund.

Neither §5.2(b) nor §5.2(c) of the Trust Agreement contain notice provisions in connection with the sale of a Managing Owner’s capital stock to another entity. Meetings of the Trust, however, may be called by the Managing Owner pursuant to §11.2 of the Trust Agreement. That section provides that the Managing Owner shall give written notice to all Limited Owners, in person or by mail, of such meeting and its purpose. Such meeting must be held at least 30 but not more than 60 days after the receipt of such notice. In order to ensure an adequate period for Limited Owners to consider the PROPOSAL, the Managing Owner has determined to give the Limited Owners 60 days’ notice of the Special Meeting.

Amendments

The Trust Agreement sets forth provisions by which amendments may be made to the Trust Agreement (§11.1). Substantive amendments to the Trust Agreement do not become effective unless approved by the affirmative vote of Limited Owners holding at least a majority (over 50%) of the Voting Interests (excluding Interests held by the Managing Owner and its Affiliates) of the Trust or, if the proposed amendment affects only a certain Series, of each affected Series – in this instance, Series B. Reference is made to a marked version of the Trust Agreement showing the proposed changes, attached as Exhibit C hereto.

Under §11.1 of the Trust Agreement, the following amendments to the Trust Agreement, which would affect all Series of the Trust, are proposed by Preferred :

•	Change of “Managing Owner” to “Managing Owner and/or its Affiliates” – See §§3.1(d), 3.2(a)(v), 3.2(a)(ix), 3.2(b)(v), 3.2(b)(ix), 3.2(c)(v), 3.2(c)(ix), 7.2 and 7.3. This amendment will allow the Managing Owner to determine, depending on the circumstances, whether the Managing Owner and/or an affiliate is the appropriate entity to exercise a right or fulfill a particular obligation under the Trust Agreement. Since Preferred intends to act as Managing Owner and utilize its affiliates, as appropriate, this clarifying amendment will allow Preferred to function more efficiently as Managing Owner.

•	Expansion of the Definition of “Commodity Contract” and “Continuous Offering Period” – See Article 1, Definitions. These proposed amendments (i) expand the definition of “commodity contract” to pick up the new financial instruments and other futures contracts that did not exist when the Trust was formed, and (ii) make clear that the Managing Owner may reopen any Series to an additional offering of Interests, thereby affording the Managing Owner the opportunity to raise additional capital for the Fund.

•	Authority of Managing Owner – See §4.2(a)(ii). This amendment would conform the authority of Preferred as the Managing Owner to retain advisors in a manner which is consistent with applicable regulatory requirements with respect to the Trust.

•

Fixed Fee Payment to Preferred – See §§4.7(b)(I) and 4.8. These amendments make clear that Preferred and its affiliates (if appropriate) will receive the same fixed fee which formerly was paid to a Prudential

WORLD MONITOR TRUST, Series B

affiliate, PFD, which currently acts as commodity broker for the Fund. See “Preferred’s Proposed Changes in Management, Administration and Operation of the Fund – No Change in Fees”, page     . There will be no change in amounts paid by the Fund as a result of this amendment.

•	Ability to Transfer Managing Owner Interests to an Affiliate; Permit a Transfer to Entities Other than a Corporation; and Require a Limited Owner Vote for Any Transfer of Managing Owner Interests Other Than to an Affiliate – See §§5.2(b) and 8.2(d). The changes proposed would allow a merger, reorganization or a transfer of the capital stock of the Managing Owner to an entity other than a corporation, such as, for example, a limited partnership, and would also expand the ability to transfer the Managing Owner’s interest to any of its affiliates. In addition, since a transfer of a Managing Owner’s interest would, in almost every case, constitute a regulatory change of control, as is the situation in connection with the transfer by PSG of PSFMI’s stock to Preferred, Limited Owners would now be given a specific right to vote on the transfer in all events described in §5.2(b), except where the transfer is to an affiliate. These changes are intended to clarify and make explicit the ability of a Managing Owner to transfer its General Interests in the Fund. Limited Owners, in addition, are given a right to vote on certain transfers – a right which they did not otherwise have.

•	Clarification of Financial Conditions Under Which the Managing Owner May Determine to Dissolve a Series – See §13.1(j). The proposed amendment will allow the Managing Owner, in its reasonable discretion, to dissolve a Series, if the Net Asset Value of a Series, declines below $5,000,000 on any Business Day (as defined in the Trust Agreement). The current provision of §13.1(j) gives the Managing Owner broad latitude to dissolve a Series if the economics of operating either do not justify their remaining open. This amendment makes explicit one instance in which such a dissolution could occur.

Preferred believes that none of the six amendments referenced above will materially change the operation of the Trust (or Series B thereof), and that all such amendments are intended to reflect how the Trust will be operated by the Managing Owner without changing in any way the economic interests of the Limited Owners.

The Trust Agreement also sets forth certain types of amendments that may be made by the Managing Owner without the approval of the Limited Owners. As a result, certain additional non-substantive amendments to the Trust Agreement will be made pursuant to the authority granted in §11.1(b)(iii). These amendments consist of changes to add the appropriate contracting parties to the Trust Agreement, to remove the Prudential name from the Trust Agreement, and to reflect the fact that these amendments constitute a third amendment to the Trust Agreement, as well as other ministerial changes to the Trust Agreement that have the effect of conforming the Trust to Preferred operations. See cover page, preamble, definition of “Managing Owner” and “Valuation Point” in Article 1, §1.3, and signature page.

Since none of these amendments will go into effect unless the PROPOSAL is approved, the amendments will only be effective once the closing of the Transaction takes place.

Legal Opinion

As stated above, there is no specific authorization under §5.2(b) of the Trust Agreement for the Limited Owners to vote on a sale of the Managing Owner’s stock to another entity, whereas other provisions of the Trust Agreement specifically call for a vote of the Limited Owners, including §8.2(d)(iv). However, §11.2 of the Trust Agreement requires that any notice of meeting to the Limited Owners must be accompanied by a description of the proposed action to be taken at the meeting and an opinion of independent counsel as to the effect of such proposed action on the liability of the Limited Owners for the debts of the Trust. If amendments are involved, counsel must also state that the amendment is legal, valid and binding. PSG has obtained an opinion from Richards, Layton & Finger, P.A., special Delaware counsel to the Fund and the Trustee, to the effect that by voting on the proposed matters set forth above, including on the transfer of ownership to Preferred and on the

WORLD MONITOR TRUST, Series B

proposed amendments to the Trust Agreement, the Limited Owners will not lose their limited liability under Delaware law and that the amendments proposed are legal, valid and binding. A copy of the opinion is attached as Exhibit D hereto.

Closing of the Transaction

Subject to the Limited Owners approval, the Managing Owner intends to consummate the sale of its capital stock to Preferred, and to cease its activities as Managing Owner of the Fund, within 5 business days after the date of this Special Meeting unless the closing for any reason is extended by agreement of PSG and Preferred.

Intent of the Managing Owner If the Sale to Preferred is Not Approved

In the event that the Limited Owners, for any reason, do not approve the PROPOSAL – the sale of the PSFMI stock to Preferred; the concomitant approval of Preferred as the new managing owner of the Fund; and the approval of certain amendments to the Trust Agreement – PSFMI plans to withdraw as the managing owner of the Fund, and exit the managed commodity fund business 60 days following the date of this Special Meeting. As a result, PSFMI will have no choice but to terminate the Trust at that time in accordance with the provisions of §13.1(e) of the Trust Agreement.

Under §4.10 of the Trust Agreement, Limited Owners are entitled to receive 120 days’ prior notice of the Managing Owner’s voluntary withdrawal from its status as managing owner of the Trust. By providing Limited Owners with the 60 days’ notice provided in the Notice of Special Meeting attached as part of these Proxy Materials and by adding an additional 60 days after the Special Meeting, at which point the Managing Owner will withdraw, the Managing Owner will have provided Limited Owners with the full 120 days’ notice period referenced above. During the notice period, the Limited Owners have the opportunity to elect and appoint a new managing owner of their choice prior to, or effective as of, the expiration of the notice period (§4.10 of the Trust Agreement).

Under §13.1 of the Trust Agreement, the events that require dissolution of the Trust, or in this case, a Series of the Trust, are detailed. Dissolution is mandated under §13.1(e), which provides as follows:

In the event of the suspension, revocation or termination of the Managing Owner’s registration as a commodity pool operator under the CE Act, or membership as a commodity pool operator with the NFA unless at the time there is at least one remaining Managing Owner whose registration or membership has not been suspended, revoked or terminated.

The Managing Owner will relinquish its registration as a CPO and give up its membership in the NFA and thereby precipitate a dissolution and termination of the Fund. In this event, PSG, at its option, can close the Transaction with Preferred approximately 60 days after the Special Meeting or can have a successor entity to PSFMI which is registered as a CPO and a member of the NFA, oversee the dissolution and termination of the Fund. In the event that a successor entity is utilized, the dissolution and termination would be effected by a successor entity because it is anticipated that the capital stock of PSFMI will be sold to Preferred in connection with one or more of the other commodity funds it currently manages. The minimum net worth commitment of the successor entity, required pursuant to §7.2 of the Trust Agreement, will be guaranteed by PSG.

Each Limited Owner will receive the Limited Owner’s full pro rata share of that Limited Owner’s capital account, as provided under the provisions of the Trust Agreement, promptly following the Fund’s dissolution and the liquidation of its positions. The Managing Owner will not seek separate approval of the Limited Owners to dissolve the Fund and would cease to function as Managing Owner within approximately 120 days of the mailing of these Proxy Materials to Limited Owners.

WORLD MONITOR TRUST, Series B

Reasons for Voting in FAVOR of the PROPOSAL

By voting IN FAVOR of the PROPOSAL a Limited Owner will be able to maintain the Limited Owner’s investment in the Fund.

As stated elsewhere (see “Intent of the Managing Owner If the Sale to Preferred is Not Approved”, immediately above), if the Limited Owners reject the PROPOSAL, the Managing Owner (or its affiliate) will terminate the Fund, liquidate its positions and pay the Limited Owner a pro rata share of that Limited Owner’s capital account in the Fund.

Moreover, PSG anticipates no economic disadvantage to a Limited Owner resulting from the change of managing owner from PSFMI to Preferred. The Fund has had an aggregate return of 18% since inception.* Moreover, in Preferred’s view, none of the amendments to the Trust Agreement proposed by Preferred will adversely affect a Limited Owner; to the contrary, in fact, all such changes are intended to be beneficial to the Limited Owners of the Fund. Additionally, PSG anticipates that the sale from PSFMI to Preferred will not impact a Limited Owner’s relationship with his or her securities broker including, if applicable, the Limited Owner’s securities broker at Wachovia Securities, LLC.

Preferred (formerly known as Kenmar Advisory Corp.) is an experienced manager in the managed commodity fund business.

There will be no change in the Fund’s regulatory oversight.

THE MANAGING OWNER RECOMMENDS THAT LIMITED OWNERS VOTE IN FAVOR OF THE SALE OF THE COMMON STOCK OF THE MANAGING OWNER TO PREFERRED, FORMERLY KNOWN AS KENMAR ADVISORY CORP.; THE CONCOMITANT APPROVAL OF PREFERRED AS THE NEW MANAGING OWNER OF THE FUND; AND CERTAIN AMENDMENTS TO THE TRUST AGREEMENT THAT PREFERRED BELIEVES WILL NOT MATERIALLY CHANGE THE OPERATION OF, AND ARE INTENDED TO BE BENEFICIAL TO, THE FUND.

* At 5/31/04 – will be updated in Final Proxy Statement.

WORLD MONITOR TRUST, Series B

OTHER BUSINESS

GRANT OF AUTHORITY TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, AND ANY ADJOURNMENT THEREOF

The Managing Owner is not aware of any other matters to be brought before the Special Meeting. If, however, other matters should properly come before the Special Meeting, the Limited Owners will be asked to vote on whether to grant the Proxyholders the discretionary authority to act on such matters. Proxies will be voted on such matters in accordance with the best judgment of the Proxyholders.

If there are not sufficient Limited Interests represented at the originally scheduled time of the Special Meeting to approve the PROPOSAL, by voting in FAVOR of this Grant of Authority, the Limited Owners will have given the Proxyholders the discretionary authority to adjourn or postpone the Special Meeting in order to permit the Managing Owner to solicit additional proxies for approval of the PROPOSAL.

The grant to the Proxyholders of discretionary authority to transact other business as may properly come before the Special Meeting, and any adjournment or postponement of the Special Meeting, can only be approved by the affirmative vote of the majority of Limited Interests present in person or represented by proxy at the meeting. Broker non-votes and abstentions will not be treated as votes cast for this purpose and will have no effect on the outcome of the vote.

THE MANAGING OWNER RECOMMENDS THAT THE LIMITED OWNERS VOTE IN

FAVOR OF THE GRANT OF AUTHORITY TO TRANSACT SUCH OTHER BUSINESS AS

MAY PROPERLY COME BEFORE THE SPECIAL MEETING, AND ANY ADJOURNMENT THEREOF.

LIMITED OWNERS ARE URGED TO RETURN THE ENCLOSED PROXY CARD MARKED

TO INDICATE THEIR VOTE.

WORLD MONITOR TRUST, Series B

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Time, Date and Place of the Special Meeting

The Special Meeting of the Limited Owners of the Fund will be held on             , 2004 at the offices of Prudential Financial, Inc., 751 Broad Street, Newark, N.J. at 10:30 a.m.

What Will Be Voted Upon

At the Special Meeting Limited Owners will be asked to:

•	Approve the sale of the stock of PSFMI to Preferred; concomitantly approve Preferred as the new managing owner of the Fund; and approve certain amendments to the Trust Agreement that Preferred believes will not materially change the operation of, and are intended to be beneficial to, the Fund; and

•	Grant discretion to the Proxyholders to transact such other business as may properly come before the Special Meeting, and any adjournments thereof.

Record Date

The Managing Owner has established the close of business on             , 2004, as the Record Date for determining the Limited Owners entitled to notice of, and to vote at, the Special Meeting, and at any adjournment thereof. On that date, the Fund had issued and outstanding 66,451.194* Limited Interests entitled to vote at the Special Meeting.

Required Vote

There is no specific quorum requirement under the Trust Agreement or the Delaware Statutory Trust Act for the transaction of business at the Special Meeting; however, if a majority of the Limited Interests are not represented at the Special Meeting, then the Proxyholders may use their discretionary authority to adjourn the Special Meeting until a later date.

The PROPOSAL requires the affirmative vote of Limited Owners holding Limited Interests representing at least a majority (over 50%) of the Voting Interests (not including Interests held by the Managing Owner and its Affiliates).

The grant of authority to the Proxyholders to act in their discretion on any other matters that may come before the Special Meeting, including an adjournment or postponement of the Special Meeting, must be approved by a majority of Limited Interests present in person or represented by proxy at the Meeting.

Abstentions; Broker Non-Votes

With respect to the PROPOSAL, abstentions and broker non-votes will have the same effect as a vote AGAINST approval because more than 50% of the total number of outstanding eligible Voting Interests of the Fund (not including Interests held by the Managing Owner and its Affiliates) must approve the PROPOSAL, rather than simply a majority of those eligible Voting Interests present at the Special Meeting. Failure to submit a Proxy or to vote will have the effect of a vote AGAINST the PROPOSAL.

Proxies

The Managing Owner’s Board of Directors has selected Brian J. Martin and Ronald J. Ivans to serve as proxies (collectively, the “Proxyholders”) for this Special Meeting. Proxyholders will vote the eligible Voting

* At 5/31/04 – will be updated in Final Proxy Statement.

WORLD MONITOR TRUST, Series B

Interests represented by valid proxies at the Special Meeting in accordance with the directions given on the Proxy Card and this Proxy Statement concerning voting with respect to the PROPOSAL. Moreover, the Proxyholders intend to vote such Voting Interests on any procedural matters coming before the Special Meeting in accordance with their best judgment. Unless indicated to the contrary thereon, the directions given on a Limited Owner’s Proxy Card will be for all of such Limited Owner’s eligible Limited Interests. If a Limited Owner signs and returns a Proxy Card without giving any directions on how to vote on the PROPOSAL, the Proxyholders will vote such Limited Owner’s eligible Voting Interests FOR the approval of the PROPOSAL. To vote by proxy, a Limited Owner must complete, sign, date, and deliver the Proxy Card to the Managing Owner at or before the Special Meeting.

Revocation of Proxies

A Limited Owner may revoke its Proxy at any time prior to the Proxyholders’ voting of the Limited Interests to which such Proxy applies by: (i) submitting a later dated Proxy to the Managing Owner, (ii) attending the Special Meeting and delivering a written notice of revocation of the Proxy to a representative of the Managing Owner at the Special Meeting, or (iii) delivering a written notice of revocation of the Proxy to the Managing Owner at the address set forth herein.

Other Matters

The Managing Owner is not aware of any other matters to be brought before the Special Meeting. If other matters should properly come before the Special Meeting, Proxies will be voted on such matters in accordance with the best judgment of the Proxyholders.

Cost of Solicitation

The Managing Owner will bear all costs in connection with the solicitation of Proxies for the Special Meeting. Such costs will be reimbursed to the Managing Owner by Preferred. In addition to solicitation by mail, telephone, the Internet or other means, the Managing Owner may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the Proxy Materials to Limited Owners. The Managing Owner will, upon request, reimburse these institutions for their reasonable expenses in so doing; and the Managing Owner will be reimbursed by Preferred for such expenses. The Managing Owner will also be reimbursed by Preferred for costs associated with the legal opinion rendered by Richards, Layton & Finger, P.A. (see “Legal Opinion”, page     .)

Security Ownership of Certain Beneficial Owners and Management

As required by the Proxy Rules of the SEC, the following chart lists all persons known to beneficially own 5% or more of the Fund’s Limited Interests as of             , 2004:

Name and Address of Beneficial Owner	Number of Limited Interests Beneficially Owned	Percent of Class and Voting Power
NONE

As of             , 2004, no director or executive officer of the Managing Owner owns, directly or beneficially, any Limited Interests or any interest in the stock of the Managing Owner.

WORLD MONITOR TRUST, Series B

INCORPORATION OF INFORMATION ABOUT THE FUND FILED WITH THE SEC

The SEC allows the Fund to incorporate by reference the information the Fund files with the SEC, which means that the Fund can disclose important information to Limited Owners by referring to those documents. The information incorporated by reference is considered to be part of this Proxy Statement, and the information that is filed at a later date with the SEC will automatically update and supersede this information. The Fund incorporates by reference the documents listed below, as well as any future filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

1. The Fund’s annual report on Form 10-K for the year ended December 31, 2003;

2. The Fund’s quarterly report on Form 10-Q for the period ended March 26, 2004; and

3. All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual report referred to above.

Limited Owners may request a copy of these filings, at no cost, by writing or telephoning the Managing Owner at the following address: Prudential Securities Futures Management Inc. at One New York Plaza, 13th Floor, New York, New York, 10292, phone: (212) 778-7866.

WHERE A LIMITED OWNER CAN FIND MORE INFORMATION

Each Fund operated by the Managing Owner files annual, quarterly and special reports, and other information with the SEC. Kenmar Global Trust (“KGT”), a fund operated by Preferred (formerly known as Kenmar Advisory Corp.), files annual, quarterly and special reports, and other information with the SEC. A Limited Owner may read and copy all or any portion of the registration statement and any reports, statements or other information filed by the Managing Owner and/or Preferred (formerly known as Kenmar Advisory Corp.) at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC’s other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. KGT’s and the Fund’s SEC filings, including, in the case of the Fund, these Proxy Materials, are also available to the public from commercial document retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.

Limited Owners of the Fund may also request a copy of the Fund’s SEC filings (not including exhibits), which will be provided at no cost, by contacting Prudential Securities Futures Management Inc. at One New York Plaza, 13th Floor, New York, New York, 10292, phone: (212) 778-7866.

PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY

Exhibit A

STATEMENTS OF FINANCIAL CONDITION

OF

KENMAR ADVISORY CORP.

(now known as

Preferred Investment Solutions Corp.)

KENMAR ADVISORY CORP.

INDEX TO STATEMENTS OF FINANCIAL CONDITION

Report of Independent Registered Public Accounting Firm	A-3

Statement of Financial Condition as of September 30, 2003 (Audited)	A-4

Notes to Statement of Financial Condition as of September 30, 2003 (Audited)	A-5

Statement of Financial Condition as of December 31, 2003 (Unaudited)	A-11

Notes to Statement of Financial Condition as of December 31, 2003 (Unaudited)	A-12

Schedules are omitted for the reason that they are not required or are not applicable or that equivalent information has been included in the financial statements or notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder

Kenmar Advisory Corp.

We have audited the accompanying statement of financial condition of Kenmar Advisory Corp. as of September 30, 2003. This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial condition. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of financial condition presentation. We believe that our audit of the statement of financial condition provides a reasonable basis for our opinion.

In our opinion, the statement of financial condition referred to above presents fairly, in all material respects, the financial position of Kenmar Advisory Corp. as of September 30, 2003, in conformity with U.S. generally accepted accounting principles.

As discussed in the notes to the statement of financial condition, Kenmar Advisory Corp. is a wholly-owned subsidiary and a member of a group of affiliated companies and, as described in the statement of financial condition and notes thereto, has extensive transactions and relationships with members of the group.

/s/    ARTHUR F. BELL, JR. & ASSOCIATES, L.L.C.

Hunt Valley, Maryland

January 14, 2004

KENMAR ADVISORY CORP.

STATEMENT OF FINANCIAL CONDITION

September 30, 2003

ASSETS
Cash and cash equivalents	$70,748
Fees and other receivables	254,694
Due from affiliates, net	3,333,835
Investments in affiliated commodity pools	351,175
Property and equipment, net	185,069
Other assets	5,851

Total assets	$4,201,372

LIABILITIES
Commissions and fees payable	$304,379
Accrued expenses	376,349
Notes payable	195,240
Obligations under capital leases	120,635

Total liabilities	996,603

STOCKHOLDER’S EQUITY
Common stock, $1 par value:
Authorized—1,000 shares; issued and outstanding—218 shares	218
Additional paid-in capital	3,363,976
Retained earnings (deficit)	(159,425)

Total stockholder’s equity	3,204,769

Total liabilities and stockholder’s equity	$4,201,372

THE INVESTOR WILL NOT RECEIVE AN INTEREST IN THIS COMPANY.

See accompanying notes.

KENMAR ADVISORY CORP.

NOTES TO STATEMENT OF FINANCIAL CONDITION

September 30, 2003

Note 1. GENERAL DESCRIPTION OF THE COMPANY AND SIGNIFICANT ACCOUNTING POLICIES

A. General

Kenmar Advisory Corp. (the Company), a commodity pool operator registered with the Commodity Futures Trading Commission, organizes and operates commodity pools that engage primarily in the speculative trading of futures, forwards and option contracts and receives substantially all of its revenue from the management thereof

The Company is a wholly-owned subsidiary of Kenmar Holdings Inc. (the Parent), which, in turn, is owned jointly by Kenmar Investment Associates (KIA) and Kenmar Investment Partners (KIP). Two of the Company’s officers are each directly and indirectly the sole and equal owners of KIA and KIP.

The accompanying statement of financial condition is presented in accordance with accounting principles generally accepted in the United States of America, which require the use of certain estimates made by the Company’s management. Actual results could differ from those estimates.

B. Cash and Cash Equivalents

Cash and cash equivalents include all cash and money market account balances. The Company maintains its cash and cash equivalents with primarily one financial institution. In the event of a financial institution’s insolvency, the Company’s recovery of cash and cash equivalent balances on deposit may be limited to account insurance or other protection afforded such deposits.

C. Investments in Affiliated Commodity Pools

The Company’s investments in affiliated commodity pools, of which the Company is General Partner or Managing Owner, are carried at its proportionate share of the underlying market value of the net assets of the commodity pools.

D. Revenue Recognition

Incentive, management, administrative and other fees are recognized in accordance with the terms of the respective agreements. Commissions are recognized on the futures trade date, as a result of an affiliated commodity pool conducting transactions with brokers.

E. Property and Equipment

Depreciation of furniture, fixtures and office equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from 5 to 7 years. Depreciation of software is computed using the straight-line method over the estimated useful life of the software, which is 3 years. Amortization of leased assets and leasehold improvements is computed using the straight-line method over the lesser of the term of the related lease or the estimated useful lives of the assets.

F. Income Taxes

The Company is part of the Parent’s consolidated group for U.S. and state income tax purposes. Income tax returns are prepared on the accrual basis of accounting on a fiscal year ended September 30. The Company uses an asset and liability approach in accounting for income taxes. The Company is allocated income tax in an amount equal to its separate tax liability, computed as if it were filing individually

KENMAR ADVISORY CORP.

NOTES TO STATEMENT OF FINANCIAL CONDITION—(CONTINUED)

September 30, 2003

Note 2. INVESTMENTS IN AFFILIATED COMMODITY POOLS

The Company has General Partner interests in limited partnerships and is the Managing Owner of a trust, collectively referred to as affiliated commodity pools.

Summarized activity, as of and for the year ended September 30, 2003, related to these General Partner or Managing Owner interests, is as follows:

	Value at September 30, 2002	Net Additions (Redemptions)	Income (Loss)	Value at September 30, 2003
Kenmar Venture Partners Limited Partnership	$6,000	$(6,048)	$48	$0
The Fulcrum Fund Limited Partnership	194,585	0	(70,007)	124,578
Kenmar Global Trust	229,051	10,000	(12,454)	226,597

	$429,636	$3,952	$(82,413)	$351,175

As General Partner or Managing Owner of these commodity pools, the Company conducts and manages the respective businesses of such commodity pools. The Limited Partnership Agreement of The Fulcrum Fund Limited Partnership (Fulcrum) requires the Company to maintain a capital account of no less than the lesser of 1% of the aggregate capital accounts of all partners or $500,000. The Trust Agreement of Kenmar Global Trust (KGT) requires the Company, as Managing Owner, to maintain a capital account equal to 1% of the total capital accounts of KGT. As of September 30, 2003, the minimum aggregate investment required under the terms of the agreements with these commodity pools was approximately $290,000. The Company, as Managing Owner of KGT, has also agreed to maintain a net worth of not less than $1,000,000. As of September 30, 2003, the Company was in compliance with all of the aforementioned capital account and net worth requirements.

For managing the business of the commodity pools, the Company earns fees and commissions in accordance with the terms of the respective limited partnership or trust agreements. The Company in turn pays management and incentive fees to the trading advisors. At September 30, 2003, the Company is owed fees of $187,072 from these commodity pools. As General Partner or Managing Owner, the Company has a fiduciary responsibility to the commodity pools, and potential liability beyond the amounts recognized as an asset in the statement of financial condition.

Summarized financial information for Fulcrum and KGT, the Company’s two commodity pool investments, as of and for the year ended September 30, 2003, are as follows:

	Fulcrum	KGT
Assets	$7,293,702	$22,551,686
Liabilities	245,591	318,482

Net asset value	$7,048,111	$22,233,204

Effective January 1, 2004, the Company sold its General Partner interest in Fulcrum to another commodity pool operator. The Company or an affiliate will receive a portion of any commissions and management or incentive fees earned by the new general partner with respect to the retained assets attributable to the Limited Partners of Fulcrum as of December 31, 2003. The Company fully redeemed its General Partner interest in Fulcrum, reinvesting $25,000 as a Limited Partner, as of December 31, 2003.

KENMAR ADVISORY CORP.

NOTES TO STATEMENT OF FINANCIAL CONDITION—(CONTINUED)

September 30, 2003

Note 3. PROPERTY AND EQUIPMENT

At September 30, 2003, the Company’s property and equipment consists of:

Furniture, fixtures and office equipment	$1,023,296
Software	33,780
Leasehold improvements	10,542
Leased assets	132,227

1,199,845
Less: Accumulated depreciation and amortization	(1,014,776)

$185,069

At September 30, 2003, accumulated amortization of the leased assets amounted to $59,356.

Note 4. NOTES PAYABLE AND LINE OF CREDIT AGREEMENT

The Company entered into a line of credit agreement with a financial institution in July 2003 under which a series of secured notes may be executed to fund specified selling commissions incurred by the Company as Managing Owner of KGT. The aggregate borrowings may not exceed the lesser of the value of the assets used as security (see below) or $1,500,000. Each note executed under the agreement is payable on demand and matures and becomes payable no later than fourteen months after the date the note is executed. Interest is payable monthly at a floating rate, which is based upon the higher of: a) the Federal Funds Rate plus 0.5%, or b) the financial institution’s Prime Rate. The average interest rate is approximately 4.00% as of September 30, 2003, for all notes outstanding.

Amounts outstanding under the agreement are secured by the Company’s investment in KGT and any amounts due to the Company from KGT. The agreement also contains certain covenants which, if not met, could subject amounts outstanding under the agreement to accelerated repayment.

At September 30, 2003, notes totaling $195,240 are outstanding under this line of credit agreement.

Note 5. OBLIGATIONS UNDER LEASES

The Company leases office equipment under noncancelable capital leases which expire at various dates through 2006. The future minimum lease payments required by these capital leases are as follows:

Year Ending September 30
2004	$94,504
2005	26,586
2006	12,208

Total minimum lease payments	133,298
Less: Amounts representing interest and execution costs	(12,663)

Present value of net minimum lease payments	$120,635

KENMAR ADVISORY CORP.

NOTES TO STATEMENT OF FINANCIAL CONDITION—(CONTINUED)

September 30, 2003

The Company leases office facilities in Greenwich, Connecticut. The lease commenced in January 1996, for an initial term of nine years with one five year option to renew. The future minimum lease payments under this noncancelable operating lease are as follows:

Year Ending September 30
2004	$676,795
2005	56,399

$733,194

The Company leases office equipment under operating leases which expire at various dates through 2007. The future minimum lease payments required by these operating leases are as follows:

Year Ending September 30
2004	$10,485
2005	7,740
2006	7,740
2007	6,450

$32,415

Note 6. INCOME TAXES

The Company is included in the consolidated U.S. and state income tax returns filed by the Parent. Deferred income taxes are provided for all significant temporary differences in the recognition of assets and liabilities for tax and financial reporting purposes. These temporary differences result principally from differences in the timing of recognition of income from affiliated commodity pools, and from differences in the depreciation methods and useful lives of property and equipment.

Current and deferred tax assets or liabilities are recorded as income taxes receivable from, or payable to, the Parent. As of September 30, 2003, the deferred tax assets were completely offset by valuation allowances.

Note 7. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with members of a group of affiliated companies that result in advances to and from such affiliates. The Company provides administrative, accounting, research, marketing and other services to its affiliates and also pays certain expenses on behalf of the group. The Company, in turn, charges the appropriate portion of such expenses, at cost, to its affiliates. Due to the large percentage of expenses incurred on behalf of affiliated companies, the Company is heavily dependent on the financial condition of its affiliates and their ability to continue to generate sufficient revenue in order to reimburse the Company for the expenses incurred on behalf of the group. The Company plans to continue to meet its working capital requirements through the availability of selected assets of the Company and its affiliates, and by budgeting expenses and limiting distributions of capital. In addition, the Company’s management is actively engaged in discussions with a number of prospective clients, primarily financial institutions, and plans to increase the level of assets under management by the Company and its affiliates.

Kenmar Securities Inc. (KSEC), another subsidiary of the Parent, offers and sells securities of the commodity pools operated by affiliated companies. A large portion of KSEC’s income is earned from the Company.

KENMAR ADVISORY CORP.

NOTES TO STATEMENT OF FINANCIAL CONDITION—(CONTINUED)

September 30, 2003

In August 2001, KIP, an affiliate of the Company, entered into a Demand Grid Note loan agreement with a financial institution, established as a demand line of credit, not to exceed $3,000,000. This line of credit was established in order to assist the Company with its working capital requirements, which was achieved by KIP transferring a substantial portion of the loan proceeds to the Company. The Demand Grid Note was secured by specific assets of two of the Company’s affiliates. A portion of the assets securing the loan were subsequently sold and the loan was completely repaid in April 2003.

In December 2001, KIP provided further working capital to the Company by transferring a substantial portion of the proceeds of a $1 million unsecured subordinated promissory note payable to a Trust (the Trust), the trustee of which is a family member of one of the indirect owners of the Company. In December 2002, the unsecured subordinated promissory note payable was increased from $1 million to $1.4 million. In March 2003, KIP provided further working capital to the Company by transferring a substantial portion of the proceeds of a $325,000 unsecured subordinated promissory note payable to a Partnership (the Partnership), the General Partner of which is one of the indirect owners of the Company.

Effective September 30, 2003, the Company issued 118 shares of common stock to its Parent in exchange for the Parent assuming balances due to affiliates totaling $1,884,510. The balances assumed by the Parent comprised of $1,725,000 due to KIP (noted above) and $159,510 due to an indirect owner of the Company.

Effective November 10, 2003, the Company issued 30 shares of common stock to its Parent in exchange for an investment of $475,000.

The following amounts are due (to) from affiliates at September 30, 2003:

Members of the Parent group, net	$985,005
Kenmar Management Ltd.	2,255,978
Kenmar Global Strategies, Inc.	77,294
Kenmar International Ltd.	51,000
Other	(35,442)

$3,333,835

No specific terms apply to the liquidation of amounts due (to) from affiliates; however, such amounts are settled periodically. The Company has reflected its right of offset in reporting net intercompany balances in the statement of financial condition.

Note 8. TRADING ACTIVITIES AND RELATED RISKS

The commodity pools for which the Company is either the General Partner or Managing Owner engage primarily in the speculative trading of futures contracts, options on futures contracts and forward contracts (collectively, “derivatives”) in U.S. and foreign markets. The commodity pools, and therefore, the Company, as General Partner or Managing Owner, are exposed to both market risk (the risk arising from changes in the market value of the contracts) and credit risk (the risk of failure by another party to perform according to the terms of a contract). Theoretically, the commodity pools are exposed to market risk equal to the notional contract value of futures and forward contracts purchased and unlimited liability on such contracts sold short. Additionally, written options expose the commodity pools to potentially unlimited liability and purchased options expose the commodity pools to a risk of loss limited to the premiums paid. Since forward contracts are traded in unregulated markets between principals, the commodity pools also assume the risk of loss from counterparty nonperformance.

KENMAR ADVISORY CORP.

NOTES TO STATEMENT OF FINANCIAL CONDITION—(CONTINUED)

September 30, 2003

The commodity pools have a substantial portion of their assets on deposit with futures commission merchants, brokers and dealers in securities and other financial institutions in connection with their trading and cash management activities. In the event of a financial institution’s insolvency, recovery of partnership or trust assets on deposit may be limited to account insurance or other protection afforded such deposits.

The Company, as General Partner or Managing Owner, has established procedures to actively monitor market risk and to minimize credit risk of its affiliated commodity pools, although there can be no assurance that it will, in fact, succeed in doing so.

KENMAR ADVISORY CORP.

STATEMENT OF FINANCIAL CONDITION

December 31, 2003

(Unaudited)

ASSETS
Cash and cash equivalents	$4,233
Fees and other receivables	410,764
Due from affiliates, net	3,779,229
Investments in affiliated commodity pools	382,247
Redemption receivable from affiliated commodity pool	44,036
Property and equipment, net	154,075
Other assets	6,978

Total assets	$4,781,562

LIABILITIES
Commissions and fees payable	$434,705
Accrued expenses	228,282
Notes payable	256,550
Obligations under capital leases	115,276

Total liabilities	$1,034,813

STOCKHOLDER’S EQUITY
Common stock, $1 par value:
Authorized—1,000 shares; issued and outstanding—248 shares	248
Additional paid-in capital	3,838,946
Retained earnings (deficit)	(92,445)

Total stockholder’s equity	3,746,749

Total liabilities and stockholder’s equity	$4,781,562

THE INVESTOR WILL NOT RECEIVE AN INTEREST IN THIS COMPANY.

See accompanying notes.

KENMAR ADVISORY CORP.

NOTES TO STATEMENT OF FINANCIAL CONDITION

December 31, 2003

(Unaudited)

The interim statement of financial condition as of December 31, 2003, is unaudited and does not include all disclosures required by accounting principles generally accepted in the United States of America. Such interim statement of financial condition should be read in conjunction with the Company’s audited statement of financial condition as of September 30, 2003, included on the preceding pages. In the opinion of management, such financial statement reflects all adjustments, which were of a normal and recurring nature, necessary for a fair presentation of financial position as of December 31, 2003.

Exhibit B

PERFORMANCE OF COMMODITY POOLS OPERATED BY

PREFERRED INVESTMENT SOLUTIONS CORP.

(Formerly Known as Kenmar Advisory Corp.)

General

The performance information included herein is presented in accordance with CFTC regulations. The following sets forth summary performance information for all pools operated by Preferred Investment Solutions Corp. (“Preferred”) since January 1, 1999. Other than the Kenmar Global Trust, a public commodity pool currently managed by Preferred, Preferred has offered these pools exclusively on a private basis to financially sophisticated investors—either on a private placement basis in the United States or offshore exclusively to non-U.S. persons.

The pools, the performance of which is summarized herein, are materially different in certain respects from the Fund, and the past performance summaries of such pools are generally not representative of how the Fund might perform in the future. These pools also have material differences from one another in terms of number of advisors, leverage, fee structure and trading programs. The performance records of these pools may give some general indication of Preferred’s capabilities in advisor selection by indicating the past performance of the Preferred-sponsored pools.

All summary performance results are current as of May 31, 2004 (except in the case of pools dissolved prior to such date and aggregate subscriptions to Kenmar Global Trust, which is current as of June 1, 2004). Performance information is set forth, in accordance with CFTC Regulations, since January 1, 1999 or, if later, the inception of the pool in question.

LIMITED OWNERS SHOULD NOTE THAT AFFILIATES OF PREFERRED PERFORM ASSET ALLOCATION FUNCTIONS ON BEHALF OF MANAGED ACCOUNTS AND OTHER COMMODITY POOLS SIMILAR TO THOSE PERFORMED BY PREFERRED. PURSUANT TO CFTC REGULATIONS, THE PERFORMANCE OF ACCOUNTS AND OTHER POOLS OPERATED, MANAGED AND/OR SPONSORED BY AFFILIATES OF PREFERRED HAS NOT BEEN INCLUDED HEREIN.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS, AND MATERIAL DIFFERENCES EXIST BETWEEN THE POOLS WHOSE PERFORMANCE IS SUMMARIZED HEREIN AND THE FUND.

LIMITED OWNERS SHOULD NOTE THAT INTEREST INCOME MAY CONSTITUTE A SIGNIFICANT PORTION OF A COMMODITY POOL’S INCOME AND, IN CERTAIN INSTANCES, MAY GENERATE PROFITS WHERE THERE HAVE BEEN REALIZED AND UNREALIZED LOSSES FROM COMMODITY TRADING.

Preferred—Total assets under management as of June 1, 2004	$[24.5] million
Preferred—Total assets under multi-advisor management as of June 1, 2004	$[24.5] million
Preferred and affiliates—Total assets under management as of June 1, 2004 (excluding notional funds)	$[1.2] billion*
Preferred and affiliates—Total assets under management as of June 1, 2004 (including notional funds)	$[1.4] billion**

*	Approximately 90% of this amount represents assets for which Preferred and its affiliates has management responsibility; Preferred has only oversight responsibility over the remainder of these assets.
**	Approximately 91% of this amount represents assets for which Preferred has management responsibility; Preferred has only oversight responsibility over the remainder of these assets.

Multi-Advisor Pools

These are all of the multi-advisor pools (other than pools for the research and development of traders) operated by Preferred since January 1, 1999. Preferred has actively allocated and reallocated trading assets among a changing group of advisors selected by it. These multi-advisor pools depend on Preferred for their asset allocations (and, possibly, leverage adjustments) and strategy selections, and combine unrelated and independent advisors.

Single-Advisor Pools

These are all of the pools (other than pools for the research and development of traders) operated by Preferred since January 1, 1999 that were, or are, advised by a single advisor (as opposed to a portfolio of commodity trading advisors).

Pools for the Research and Development of Advisors

These are all of the pools operated by Preferred since January 1, 1999 that were established as a way of testing, in a limited liability vehicle, one or more commodity trading advisors relatively untested in the management of customer assets.

	TYPE OF POOL	START DATE	CLOSE DATE	AGGREGATE SUBSCRIPT.	CURRENT TOTAL NAV	CURRENT NAV PER UNIT	% WORST MONTHLY DRAW-DOWN & MONTH	% WORST PEAK-TO- VALLEY DRAW-DOWN & PERIOD	PERCENTAGE RATE OF RETURN (COMPUTED ON A COMPOUNDED MONTHLY BASIS)[4]
									1999	2000	2001	2002	2003
MULTI-ADVISOR POOLS
Kenmar Performance Partners L.P.	**	08/85	3/02	265,038,978	0	0	(22.66)	(74.94)	(31.04)	(35.01)	(24.58)	(11.31)	—
							6/00	10/98-1/02				(3 mos.)
Kenmar Capital Partners Ltd.	*	07/95	12/99	3,587,775	0	0	(9.48)	(20.38)	(15.01)	—	—	—	—
							10/99	10/98-10/99
Kenmar Global Trust			N/A	54,426,952	24,548,210	106.86	(8.96)	(24.66)	(12.03)	(2.58)	(0.54)	14.81	0.23
							10/99	10/98-2/02
SINGLE ADVISOR POOLS
The Fulcrum Fund LP “A”[1]	single	09/96	12/00	11,341,364	0	0	(21.24)	(53.05)	(12.01)	(25.49)	—	—	—
							6/00	7/99-11/00
The Fulcrum Fund LP2	single	04/97	12/03	62,688,110	0	0	(21.22)	(68.16)	(12.87)	(25.35)	(23.35)	5.72	(15.99)
							6/00	7/99-9/03
Dennis Friends & Family L.P.	single	05/97	10/00	3,386,355	0	0	(22.17)	(48.46)	(7.74)	(30.42)	—	—	—
							6/00	7/99-9/00		(10 mos.)
Hirst Investment Fund L.P.	single	10/97	10/02	4,347,088	0	0	(10.43)	(24.41)	(20.07)	2.31	(7.56)	—	—
							3/99	1/99-10/01			(10 mos.)
Hirst Investment 2X Fund LP	single	3/99	3/00	4,127,659	0	0	(18.89)	(33.82)	(27.58)	(8.62)	—	—	—
							10/99	3/99-3/00	(10 mos.)	(3 mos.)
POOLS FOR RESEARCH AND DEVELOPMENT OF TRADERS
Kenmar Venture Partners L.P.[3]	*	03/87	12/02	2,625,000	0	N/A (See Footnote 3.)	(29.70)	(48.75)	(14.43)	5.62	(4.68)	2.39	—
							10/89	11/90-4/92
Oberdon Partners L.L.C.	single	4/97	4/99	1,607,000	0	0	(20.65)	(30.16)	4.16	—	—	—	—
							5/98	5/98-10/98	(4 mos.)

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

1.	Formerly The Dennis Fund LP “A” and renamed the Fulcrum Fund LP “A” as of November 1, 2000. As of December 31, 2000, all “A” Shares were redeemed and an equivalent number of shares were issued by The Fulcrum Fund L.P.
2.	Formerly The Dennis Fund LP “B” and renamed The Fulcrum Fund LP as of November 1, 2000. The Fulcrum Fund LP was sold to Beacon Management Corporation effective December 31, 2003 and, therefore, Preferred no longer serves as general partner.
3.	Kenmar Venture Partners L.P. ceased being a Unit-based fund as of October 1, 2001. After October 1, 2001 Kenmar Venture Partners L.P. utilized a value based valuation of each limited partner’s ownership interest. Kenmar Venture Partners L.P. was closed on December 31, 2002.
4.	The year-to-date rate of return for Kenmar Global Trust through May 31, 2004 is (3.75%).

Footnotes to Performance Information Chart on Prior Page

a.	Name of Pool:

b.	Type of Pool:

“Single” means that the assets are managed by one commodity trading advisor.

*	Although multiple commodity trading advisors were used at certain times during the history of the pool, the pool may not have been a “multi-advisor pool” as defined by the CFTC due to the fact that one of those commodity trading advisors may have been allocated in excess of twenty-five percent of the pool’s funds available for trading.

**	Commenced trading as a single-advisor pool and assets were subsequently allocated to multiple trading advisors. The pool is not a “multi-advisor-pool” as defined by the CFTC for the reason discussed above.

c.	Start Date.

d.	“Close Date” is the date the pool liquidated its assets and ceased to do business.

e.	“Aggregate Subscription” is the aggregate of all amounts ever contributed to the pool, including investors who subsequently redeemed their investments.

f.	“Current Total NAV” is the Net Asset Value of the pool as of May 31, 2004.

g.	“Current NAV Per Unit” is the Current Net Asset Value of the pool divided by the total number of units (shares) outstanding as of May 31, 2004.

h.	“% Worst Monthly Drawdown” is the largest single month loss sustained since inception of trading. “Drawdown” as used in this section of the Prospectus means losses experienced by the relevant pool over the specified period and is calculated on a rate of return basis, i.e., dividing net performance by beginning equity. “Drawdown” is measured on the basis of monthly returns only, and does not reflect intra-month figures.

i.	“Month” is the month of the % Worst Monthly Drawdown.

j.	“% Worst Peak-to-Valley Drawdown” is the largest percentage decline in the Net Asset Value per Unit over the history of the pool. This need not be a continuous decline, but can be a series of positive and negative returns where the negative returns are larger than the positive returns. “% Worst Peak-to-Valley Drawdown” represents the greatest percentage decline from any month-end Net Asset Value per Unit that occurs without such month-end Net Asset Value per Unit being equaled or exceeded as of a subsequent month-end. For example, if the Net Asset Value per Unit of a particular pool declined by $1 in each of January and February, increased by $1 in March and declined again by $2 in April, a “peak-to-valley drawdown” analysis conducted as of the end of April would consider that “drawdown” to be still continuing and to be $3 in amount, whereas if the Net Asset Value per Unit had increased by $2 in March, the January-February drawdown would have ended as of the end of February at the $2 level.

k.	“Period” is the period of the “% Worst Peak-to-Valley Drawdown.”

EXHIBIT C

THIRD AMENDED AND RESTATED

DECLARATION OF TRUST

AND

TRUST AGREEMENT

OF

WORLD MONITOR TRUST

Dated as of             , 2004

By and Among

PREFERRED INVESTMENT SOLUTIONS CORP.

(formerly known as Kenmar Advisory Corp.),

WILMINGTON TRUST COMPANY

and

THE INTERESTHOLDERS

from time to time hereunder

Page
ARTICLE I

DEFINITIONS; THE TRUST
SECTION 1.1	Definitions
SECTION 1.2	Name.
SECTION 1.3	Delaware Trustee; Business Offices.
SECTION 1.4	Declaration of Trust
SECTION 1.5	Purposes and Powers
SECTION 1.6	Tax Treatment.
SECTION 1.7	General Liability of the Managing Owner.
SECTION 1.8	Legal Title
SECTION 1.9	Series Trust

ARTICLE II

THE TRUSTEE
SECTION 2.1	Term; Resignation.
SECTION 2.2	Powers
SECTION 2.3	Compensation and Expenses of the Trustee
SECTION 2.4	Indemnification
SECTION 2.5	Successor Trustee
SECTION 2.6	Liability of Trustee
SECTION 2.7	Reliance; Advice of Counsel.

ARTICLE III

INTERESTS; CAPITAL CONTRIBUTIONS
SECTION 3.1	General.
SECTION 3.2	Limited Interests.
SECTION 3.3	Establishment of Series of Interests.
SECTION 3.4	Establishment of Classes
SECTION 3.5	Assets of Series
SECTION 3.6	Liabilities of Series.
SECTION 3.7	Dividends and Distributions.
SECTION 3.8	Voting Rights
SECTION 3.9	Equality
SECTION 3.10	Exchange of Interests

ARTICLE IV

THE MANAGING OWNER
SECTION 4.1	Management of the Trust
SECTION 4.2	Authority of Managing Owner
SECTION 4.3	Obligations of the Managing Owner
SECTION 4.4	General Prohibitions
SECTION 4.5	Liability of Covered Persons
SECTION 4.6	Indemnification of the Managing Owner.
SECTION 4.7	Expenses.
SECTION 4.8	Compensation to the Managing Owner
SECTION 4.9	Other Business of Interestholders
SECTION 4.10	Voluntary Withdrawal of the Managing Owner
SECTION 4.11	Authorization of Registration Statements
SECTION 4.12	Litigation

C-i

Page
ARTICLE V

TRANSFERS OF INTERESTS
SECTION 5.1	General Prohibition
SECTION 5.2	Transfer of Managing Owner’s General Interests.
SECTION 5.3	Transfer of Limited Interests.

ARTICLE VI

DISTRIBUTION AND ALLOCATIONS
SECTION 6.1	Capital Accounts
SECTION 6.2	Weekly Allocations
SECTION 6.3	Allocation of Profit and Loss for United States Federal Income Tax Purposes
SECTION 6.4	Allocation of Distributions
SECTION 6.5	Admissions of Interestholders; Transfers
SECTION 6.6	Liability for State and Local and Other Taxes

ARTICLE VII

REDEMPTIONS
SECTION 7.1	Redemption of Interests
SECTION 7.2	Redemption by the Managing Owner
SECTION 7.3	Redemption Fee
SECTION 7.4	Exchange of Interests

ARTICLE VIII

THE LIMITED OWNERS
SECTION 8.1	No Management or Control; Limited Liability
SECTION 8.2	Rights and Duties
SECTION 8.3	Limitation on Liability.

ARTICLE IX

BOOKS OF ACCOUNT AND REPORTS
SECTION 9.1	Books of Account
SECTION 9.2	Annual Reports and Monthly Statements
SECTION 9.3	Tax Information
SECTION 9.4	Calculation of Net Asset Value of a Series
SECTION 9.5	Other Reports
SECTION 9.6	Maintenance of Records
SECTION 9.7	Certificate of Trust
SECTION 9.8	Registration of Interests

ARTICLE X

FISCAL YEAR
SECTION 10.1	Fiscal Year

ARTICLE XI

AMENDMENT OF TRUST AGREEMENT; MEETINGS
SECTION 11.1	Amendments to the Trust Agreement.
SECTION 11.2	Meetings of the Trust
SECTION 11.3	Action Without a Meeting

C-ii

Page
ARTICLE XII

TERM
SECTION 12.1	Term

ARTICLE XIII

TERMINATION
SECTION 13.1	Events Requiring Dissolution of the Trust or any Series
SECTION 13.2	Distributions on Dissolution
SECTION 13.3	Termination; Certificate of Cancellation

ARTICLE XIV

POWER OF ATTORNEY
SECTION 14.1	Power of Attorney Executed Concurrently
SECTION 14.2	Effect of Power of Attorney
SECTION 14.3	Limitation on Power of Attorney

ARTICLE XV

MISCELLANEOUS
SECTION 15.1	Governing Law
SECTION 15.2	Provisions In Conflict With Law or Regulations.
SECTION 15.3	Construction
SECTION 15.4	Notices
SECTION 15.5	Counterparts
SECTION 15.6	Binding Nature of Trust Agreement
SECTION 15.7	No Legal Title to Trust Estate
SECTION 15.8	Creditors
SECTION 15.9	Integration

EXHIBIT A

CERTIFICATE OF TRUST OF WORLD MONITOR TRUST

C-iii

WORLD MONITOR TRUST

THIRD AMENDED AND RESTATED DECLARATION OF TRUST

AND TRUST AGREEMENT

This THIRD AMENDED AND RESTATED DECLARATION OF TRUST AND TRUST AGREEMENT of WORLD MONITOR TRUST (“Trust Agreement”) is made and entered into as of the     th day of             , 2004, by and among PREFERRED INVESTMENT SOLUTIONS CORP. (formerly known as Kenmar Advisory Corp.), a Connecticut corporation (the “Managing Owner”), WILMINGTON TRUST COMPANY, a Delaware banking company, as trustee (the “Trustee”), and the INTERESTHOLDERS from time to time hereunder.

WHEREAS, the parties (or their predecessors) entered into a Declaration of Trust and Trust Agreement dated December 17, 1997 (and amended the same on February 25, 1998 and March 17, 1998 (the “Amended and Restated Trust Agreement”)); and

WHEREAS, the parties hereto desire to amend certain provisions of the Amended and Restated Trust Agreement related to the governance of the Trust and to restate in detail and in their entirety their respective rights and duties relating to the Trust.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS; THE TRUST

SECTION 1.1 Definitions. These definitions contain certain provisions required by the NASAA Guidelines and, except for minor exceptions, are included verbatim from such Guidelines, and, accordingly, may not, in all cases, be relevant. As used in this Trust Agreement, the following terms shall have the following meanings unless the context otherwise requires:

“Affiliate of the Managing Owner” means: (i) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities of the Managing Owner; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote, by the Managing Owner; (iii) any Person, directly or indirectly, controlling, controlled by, or under common control of the Managing Owner; (iv) any officer, director or partner of the Managing Owner; or (v) if such Person is an officer, director or partner of the Managing Owner, any Person for which such Person acts in any such capacity.

“Business Day” means a day other than Saturday, Sunday or other day when banks and/or securities exchanges in the City of New York or the City of Wilmington are authorized or obligated by law or executive order to close.

“Business Trust Statute” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq., as the same may be amended from time to time.

“Capital Contribution” means the amount contributed and agreed to be contributed to the Trust or any Series in the Trust by any subscriber or by the Managing Owner, as applicable, in accordance with Article III hereof.

“CE Act” means the Commodity Exchange Act, as amended.

“Certificate of Trust” means the Certificate of Trust of the Trust in the form attached hereto as Exhibit A, filed with the Secretary of State of the State of Delaware pursuant to Section 3810 of the Business Trust Statute.

“CFTC” means the Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commodities” means positions in Commodity Contracts, forward contracts, foreign exchange positions and traded physical commodities, as well as cash commodities resulting from any of the foregoing positions.

“Commodity Broker” means any person who engages in the business of effecting transactions in Commodity Contracts for the account of others or for his or her own account.

“Commodity Contract” means any futures contract or option thereon providing for the delivery or receipt at a future date of a specified amount and grade of a traded commodity at a specified price and delivery point, or any other futures contract or option thereon approved for trading for U.S. persons.

“Continuous Offering Period” means the period following the conclusion of the Initial Offering Period during which additional Interests may be sold pursuant to this Trust Agreement.

“Corporate Trust Office” means the principal office at which at any particular time the corporate trust business of the Trustee is administered, which office at the date hereof is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

“Dealing Day” shall have the meaning set forth in the Prospectus.

“Disposition Gain” means, for each Fiscal Year of the Trust, the Series’ aggregate recognized gain (including the portion thereof, if any, treated as ordinary income) resulting from each disposition of Series assets during such Fiscal Year with respect to which gain or loss is recognized for federal income tax purposes, including, without limitation, any gain or loss required to be recognized by the Series for federal income tax purposes pursuant to Section 988 or 1256 (or any successor provisions) of the Code.

“Disposition Loss” means, for each Fiscal Year of the Trust, the Series’ aggregate recognized loss (including the portion thereof, if any, treated as ordinary loss) resulting from each disposition of Series assets during such Fiscal Year with respect to which gain or loss is recognized for federal income tax purposes, including, without limitation, any gain or loss required to be recognized by the Series for federal income tax purposes pursuant to Sections 988 or 1256 (or any successor provisions) of the Code.

“DOL” means the United States Department of Labor.

“Employee Benefit Plan Investors” means Employee Benefit Plans subject to Title I of ERISA, government plans, church plans, Individual Retirement Accounts, Keogh Plans covering only self-employed persons and new employees, and Employee Benefit Plans covering only the sole owner of a business and/or his spouse.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Fiscal Quarter” shall mean each period ending on the last day of each March, June, September and December of each Fiscal Year.

“Fiscal Year” shall have the meaning set forth in Article X hereof.

“Incentive Fee” shall have the meaning set forth in the Prospectus.

“Initial Offering Period” means the period with respect to a Series commencing with the initial effective date of the Prospectus and terminating no later than the one hundred and twentieth (120th) day following such date unless extended for up to an additional 60 days at the sole discretion of the Managing Owner.

“Interestholders” means the Managing Owner and all Limited Owners, as holders of Interests of a Series, where no distinction is required by the context in which the term is used.

“Interests” means the beneficial interest of each Interestholder in the profits, losses, distributions, capital and assets of a Series of the Trust. The Managing Owner’s Capital Contributions shall be represented by “General” Interests and a Limited Owner’s Capital Contributions shall be represented by “Limited” Interests. Interests need not be represented by certificates.

“Limited Owner” means any person or entity who becomes a holder of Limited Interests (as defined in Article III) and who is listed as such on the books and records of the Trust, and may include the Managing Owner with respect to the Limited Interests purchased by it.

“Losses” means, for each Fiscal Year of each Series of the Trust, losses of the Series as determined for federal income tax purposes, and each item of income, gain, loss or deduction entering into the computation thereof, except that any gain or loss taken into account in determining the Disposition Gain or the Disposition Loss of the Series for such Fiscal Year shall not enter into such computations.

“Managing Owner” means Preferred Investment Solutions Corp. (formerly known as Kenmar Advisory Corp.), or any substitute therefor as provided herein, or any successor thereto by merger or operation of law.

“Management Fee” shall have the meaning set forth in the Prospectus.

“Margin Call” means a demand for additional funds after the initial good faith deposit required to maintain a customer’s account in compliance with the requirements of a particular commodity exchange or of a commodity broker.

“NASAA Guidelines” means the North American Securities Administrators Association, Inc. Guidelines for the Registration of Commodity Pool Programs as last amended and restated.

“Net Asset Value of a Series” means the total assets in the Trust Estate of a Series including, but not limited to, all cash and cash equivalents (valued at cost plus accrued interest and amortization of original issue discount) less total liabilities of the Series, each determined on the basis of generally accepted accounting principles in the United States, consistently applied under the accrual method of accounting (“GAAP”), including, but not limited to, the extent specifically set forth below:

(a) Net Asset Value of a Series shall include any unrealized profit or loss on open Commodities positions, and any other credit or debit accruing to the Series but unpaid or not received by the Series.

(b) All open commodity futures contracts and options traded on a United States exchange are calculated at their then current market value, which shall be based upon the settlement price for that particular commodity futures contract and option traded on the applicable United States exchange on the date with respect to which Net Asset Value of a Series is being determined; provided, that if a commodity futures contract or option traded on a United States exchange could not be liquidated on such day, due to the operation of daily limits or other rules of the exchange upon which that position is traded or otherwise, the settlement price on the first subsequent day on which the position could be liquidated shall be the basis for determining the market value of such position for such day. The current market value of all open commodity futures contracts and options traded on a non-United States exchange shall be based upon the liquidating value for that particular commodity futures contract and option traded on the applicable non-United States exchange on the date with respect to which Net Asset Value of a Series is being determined; provided, that if a commodity futures contract or option traded on a non-United States exchange could not be liquidated on such day, due to the operation of rules of the exchange upon which that position is traded or otherwise, the liquidating value on the first subsequent day on which the position could be liquidated shall be the basis for determining the market value of such position for such day. The current market value of all open forward contracts entered into by a Series shall be the mean between the last bid and last asked prices quoted by the bank or financial institution which is a party to the contract on the date with respect to which Net Asset Value of a Series is being determined; provided, that if such quotations are not available on such date, the mean between the last bid and asked prices on the first subsequent day on which such quotations are available shall be the basis for determining the market value of such forward contract for such day. The Managing Owner may in its discretion value any of the Trust Estate pursuant to such other principles as it may deem fair and equitable so long as such principles are consistent with normal industry standards.

(c) Interest earned on a Series’ commodity brokerage account shall be accrued at least weekly.

(d) The amount of any distribution made pursuant to Article VI hereof shall be a liability of the Series from the day when the distribution is declared until it is paid.

“Net Asset Value of a Series per Interest” means the Net Asset Value of a Series divided by the number of Interests of a Series outstanding on the date of calculation.

“Net Worth” means the excess of total assets over total liabilities as determined by generally accepted accounting principles. Net Worth shall be determined exclusive of home, home furnishings and automobiles.

“New High Net Trading Profits” shall have the meaning set forth in the Prospectus.

“NFA” means the National Futures Association.

“Organization and Offering Expenses” shall have the meaning set forth in Section 4.7 of this Trust Agreement.

“Person” means any natural person, partnership, limited liability company, business trust, corporation, association, “Benefit Plan Investor” (as defined in the Prospectus) or other legal entity.

“Profits” means, for each Fiscal Year of each Series of the Trust, as determined for Federal income tax purposes, with each item of income, gain, loss or deduction entering into the computation thereof, except that any gain or loss taken into account in determining the Disposition Gain or the Disposition Loss of a Series for such Fiscal Year shall not enter into such computations.

“Prospectus” means the final prospectus and disclosure document of the Trust and each Series thereof, constituting a part of each Registration Statement, as filed with the Securities and Exchange Commission and declared effective thereby, as the same may at any time and from time to time be amended or supplemented after the effective date(s) of the Registration Statement(s).

“Pyramiding” means the use of unrealized profits on existing Commodities positions to provide margins for additional Commodities positions of the same or a related commodity.

“Redemption Date” means the Dealing Day upon which Interests held by the Interestholders may be redeemed in accordance with the provisions of Article VII hereof.

“Registration Statement” means a registration statement on Form S-1, as amended, filed for a Series with the Securities and Exchange Commission pursuant to which the Trust registered the Limited Interests of a Series, as the same may at any time and from time to time be further amended or supplemented.

“Series” means a separate series of the Trust as provided in Sections 3806(b)(2) and 3804 of the Business Trust Statute, the Interests of which shall be beneficial interests in the Trust Estate separately identified with and belonging to such Series.

“Sponsor” means any person directly or indirectly instrumental in organizing the Trust or any person who will manage or participate in the management of the Trust, including a Commodity Broker who pays any portion of the Organizational Expenses of the Trust and any other person who regularly performs or selects the persons who perform services for the Trust. Sponsor does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services rendered in connection with the offering of the units. The term “Sponsor” shall be deemed to include its Affiliates.

“Subscription Agreement” means the agreement included as an exhibit to the Prospectus pursuant to which subscribers may subscribe for the purchase of the Limited Interests.

“Trading Advisor” means Eagle Trading Systems Inc. for the Series A Interests, Eclipse Capital Management, Inc. for the Series B Interests and Hyman Beck & Company, Inc. for the Series C Interests, and any other entity or entities, acting in its capacity as a commodity trading advisor (i.e., any person who for any consideration engages in the business of advising others, either directly or indirectly, as to the value, purchase, or sale of Commodity Contracts or commodity options) to a Series, and any substitute(s) therefor as provided herein.

“Trust” means the World Monitor Trust formed pursuant to this Trust Agreement.

“Trust Agreement” means this Third Amended and Restated Declaration of Trust and Trust Agreement as the same may at any time or from time to time be amended.

“Trustee” means Wilmington Trust Company or any substitute therefor as provided herein, acting not in its individual capacity but solely as trustee of the Trust.

“Trust Estate” means, with respect to a Series, any cash, commodity futures, forward and option contracts, all funds on deposit in the Series’ accounts, and any other property held by the Series, and all proceeds therefrom, including any rights of the Series pursuant to any Subscription Agreement and any other agreements to which the Trust or a Series thereof is a party.

“Valuation Date” means the date as of which the Net Asset Value of a Series is determined.

“Valuation Period” means a regular period of time between Valuation Dates.

“Valuation Point” means the close of business on Friday of each week or such other day as may be determined by the Managing Owner.

SECTION 1.2 Name.

The name of the Trust is “World Monitor Trust” in which name the Trustee and the Managing Owner may engage in the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

SECTION 1.3 Delaware Trustee; Business Offices.

(a) The sole Trustee of the Trust is Wilmington Trust Company, which is located at the Corporate Trust Office or at such other address in the State of Delaware as the Trustee may designate in writing to the Interestholders. The Trustee shall receive service of process on the Trust in the State of Delaware at the foregoing address. In the event Wilmington Trust Company resigns or is removed as the Trustee, the Trustee of the Trust in the State of Delaware shall be the successor Trustee.

(b) The principal office of the Trust, and such additional offices as the Managing Owner may establish, shall be located at such place or places inside or outside the State of Delaware as the Managing Owner may designate from time to time in writing to the Trustee and the Interestholders. The principal office of the Trust shall be at 2 American Lane, Greenwich, CT 06801.

SECTION 1.4 Declaration of Trust. The Trustee hereby acknowledges that the Trust has received the sum of $1,000 per Series in bank accounts in the name of each Series of the Trust controlled by the Managing Owner from the Managing Owner as grantor of the Trust, and hereby declares that it shall hold such sum in trust, upon and subject to the conditions set forth herein for the use and benefit of the Interestholders. It is the intention of the parties hereto that the Trust shall be a business trust under the Business Trust Statute and that this Trust Agreement shall constitute the governing instrument of the Trust. It is not the intention of the parties hereto to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a Delaware business trust except to the extent that each Series in such Trust is deemed to constitute a partnership under the Code and applicable state and local tax laws. Nothing in this Trust Agreement shall be construed to make the Interestholders partners or members of a joint stock association except to the extent such Interestholders are deemed to be partners under the Code and applicable state and local tax laws. Notwithstanding the foregoing, it is the intention of the parties thereto to create a partnership among the Interestholders of each Series for purposes of taxation under the Code and applicable state and local tax laws. Effective as of the date hereof, the Trustee and the Managing Owner shall have all of the rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Trustee has filed the certificate of trust required by Section 3810 of the Business Trust Statute in connection with the formation of the Trust under the Business Trust Statute.

SECTION 1.5 Purposes and Powers. The purposes of the Trust and each Series shall be (a) to trade, buy, sell, spread or otherwise acquire, hold or dispose of commodity futures, forward and option contracts, including foreign futures, forward contracts and foreign exchange positions worldwide; (b) to enter into any lawful transaction and engage in any lawful activities in furtherance of or incidental to the foregoing purposes; and (c) as determined from time to time by the Managing Owner, to engage in any other lawful business or activity for which a business trust may be organized under the Business Trust Statute. The Trust shall have all of the powers specified in Section 15.1 hereof, including, without limitation, all of the powers which may be exercised by a Managing Owner on behalf of the Trust under this Trust Agreement.

SECTION 1.6 Tax Treatment.

(a) Each of the parties hereto, by entering into this Trust Agreement, (i) expresses its intention that the Interests of each Series will qualify under applicable tax law as interests in a partnership which holds the Trust Estate of each Series for their benefit, (ii) agrees that it will file its own federal, state and local income, franchise and other tax returns in a manner that is consistent with the treatment of each Series as a partnership in which each of the Interestholders thereof is a partner and (iii) agrees to use reasonable efforts to notify the Managing Owner promptly upon a receipt of any notice from any taxing authority having jurisdiction over such holders of Interests of such Series with respect to the treatment of the Interests as anything other than interests in a partnership.

(b) The Tax Matters Partner (as defined in Section 6231 of the Code and any corresponding state and local tax law) of each Series shall initially be the Managing Owner. The Tax Matters Partner, at the expense of each Series, (i) shall prepare or cause to be prepared and filed each Series’ tax returns as a partnership for federal, state and local tax purposes and (ii) shall be authorized to perform all duties imposed by § 6221 et seq. of the Code, including, without limitation, (A) the power to conduct all audits and other administrative proceedings with respect to the Series’ tax items; (B) the power to extend the statute of limitations for all Interestholders with respect to the Series’ tax items; (C) the power to file a petition with an appropriate federal court for review of a final administrative adjustment of a Series; and (D) the power to enter into a settlement with the IRS on behalf of, and binding upon, those Limited Owners having less than one percent (1%) interest in the Series, unless a Limited Owner shall have notified the IRS and the Managing Owner that the Managing Owner shall not act on such Limited Owner’s behalf. The designation made by each Interestholder of a Series in this Section 1.6(b) is hereby approved by each Interestholder of such Series as an express condition to becoming an Interestholder. Each Interestholder agrees to take any further action as may be required by regulation or otherwise to effectuate such designation. Subject to

Section 4.6, each Series hereby indemnifies, to the full extent permitted by law, the Managing Owner from and against any damages or losses (including attorneys’ fees) arising out of or incurred in connection with any action taken or omitted to be taken by it in carrying out its responsibilities as Tax Matters Partner, provided such action taken or omitted to be taken does not constitute fraud, negligence or misconduct.

(c) Each Interestholder shall furnish the Managing Owner and the Trustee with information necessary to enable the Managing Owner to comply with United States federal income tax information reporting requirements in respect of such Interestholder’s Interests.

SECTION 1.7 General Liability of the Managing Owner.

(a) The Managing Owner shall be liable for the acts, omissions, obligations and expenses of each Series of the Trust, to the extent not paid out of the assets of the Series, to the same extent the Managing Owner would be so liable if each Series were a partnership under the Delaware Revised Uniform Limited Partnership Act and the Managing Owner were a general partner of such partnership. The foregoing provision shall not, however, limit the ability of the Managing Owner to limit its liability by contract. The obligations of the Managing Owner under this Section 1.7 shall be evidenced by its ownership of the General Interests which, solely for purposes of the Business Trust Statute, will be deemed to be a separate class of Interests in each Series. Without limiting or affecting the liability of the Managing Owner as set forth in this Section 1.7, notwithstanding anything in this Trust Agreement to the contrary, Persons having any claim against the Trust by reason of the transactions contemplated by this Trust Agreement and any other agreement, instrument, obligation or other undertaking to which the Trust is a party, shall look only to the Trust Estate in accordance with Section 3.6 hereof for payment or satisfaction thereof.

(b) Subject to Sections 8.1 and 8.3 hereof, no Interestholder, other than the Managing Owner, to the extent set forth above, shall have any personal liability for any liability or obligation of the Trust or any Series thereof.

SECTION 1.8 Legal Title. Legal title to all the Trust Estate shall be vested in the Trust as a separate legal entity; except where applicable law in any jurisdiction requires any part of the Trust Estate to be vested otherwise, the Managing Owner may cause legal title to the Trust Estate or any portion thereof to be held by or in the name of the Managing Owner or any other Person as nominee.

SECTION 1.9 Series Trust. The Interests of the Trust shall be divided into Series as provided in Section 3806(b)(2) of the Business Trust Statute. Accordingly, it is the intent of the parties hereto that Articles IV, V, VI, VII, VIII, IX, X and XIII of this Trust Agreement shall apply also with respect to each such Series as if each such Series were a separate business trust under the Business Trust Act, and each reference to the term “Trust” in such Articles shall be deemed to be a reference to each Series to the extent necessary to give effect to the foregoing intent. The use of the terms “Trust” or “Series” in this Agreement shall in no event alter the intent of the parties hereto that the Trust receive the full benefit of the limitation on interseries liability as set forth in Section 3804 of the Business Trust Statute.

ARTICLE II

THE TRUSTEE

SECTION 2.1 Term; Resignation.

(a) Wilmington Trust Company has been appointed and hereby agrees to continue to serve as the Trustee of the Trust. The Trust shall have only one trustee unless otherwise determined by the Managing Owner. The Trustee shall serve until such time as the Managing Owner removes the Trustee or the Trustee resigns and a successor Trustee is appointed by the Managing Owner in accordance with the terms of Section 2.5 hereof.

(b) The Trustee may resign at any time upon the giving of at least sixty (60) days’ advance written notice to the Trust; provided, that such resignation shall not become effective unless and until a successor Trustee shall have been appointed by the Managing Owner in accordance with Section 2.5 hereof. If the Managing Owner does not act within such sixty (60) day period, the Trustee may apply to the Court of Chancery of the State of Delaware for the appointment of a successor Trustee.

SECTION 2.2 Powers. Except to the extent expressly set forth in Section 1.3 and this Article II, the duty and authority of the Trustee to manage the business and affairs of the Trust is hereby delegated to the Managing Owner, which duty and authority the Managing Owner may further delegate as provided herein, all pursuant to Section 3806(b)(7) of the Business Trust Statute. The Trustee shall have only the rights, obligations and liabilities specifically provided for herein and in the Business Trust Statute and shall have no implied rights, obligations and liabilities with respect to the business and affairs of the Trust. The Trustee shall have the power and authority to execute, deliver, acknowledge and file all necessary documents and to maintain all necessary records of the Trust as required by the Business Trust Statute. The Trustee shall provide prompt notice to the Managing Owner of its performance of any of the foregoing. The Managing Owner shall reasonably keep the Trustee informed of any actions taken by the Managing Owner with respect to the Trust that affect the rights, obligations or liabilities of the Trustee hereunder or under the Business Trust Statute.

SECTION 2.3 Compensation and Expenses of the Trustee. The Trustee shall be entitled to receive from the Managing Owner or an Affiliate of the Managing Owner (other than the Trust) reasonable compensation for its services hereunder as set forth in a separate fee agreement and shall be entitled to be reimbursed by the Managing Owner or an Affiliate of the Managing Owner for reasonable out-of-pocket expenses incurred by it in the performance of its duties hereunder, including without limitation, the reasonable compensation, out-of-pocket expenses and disbursements of counsel and such other agents as the Trustee may employ in connection with the exercise and performance of its rights and duties hereunder.

SECTION 2.4 Indemnification. The Managing Owner agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and does hereby indemnify, protect, save and keep harmless the Trustee and its successors, assigns, legal representatives, officers, directors, agents and servants (the “Indemnified Parties”) from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by the Trustee on or measured by any compensation received by the Trustee for its services hereunder or any indemnity payments received by the Trustee pursuant to this Section 2.4), claims, actions, suits, costs, expenses or disbursements (including legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”), which may be imposed on, incurred by or asserted against the Indemnified Parties in any way relating to or arising out of the formation, operation or termination of the Trust, the execution, delivery and performance of any other agreements to which the Trust is a party or the action or inaction of the Trustee hereunder or thereunder, except for Expenses resulting from the gross negligence or willful misconduct of the Indemnified Parties. The indemnities contained in this Section 2.4 shall survive the termination of this Trust Agreement or the removal or resignation of the Trustee. The Indemnified Parties shall not be entitled to indemnification from the Trust Estate.

SECTION 2.5 Successor Trustee. Upon the resignation or removal of the Trustee, the Managing Owner shall appoint a successor Trustee by delivering a written instrument to the outgoing Trustee. Any successor Trustee must satisfy the requirements of Section 3807 of the Business Trust Statute. Any resignation or removal of the Trustee and appointment of a successor Trustee shall not become effective until a written acceptance of appointment is delivered by the successor Trustee to the outgoing Trustee and the Managing Owner and any fees and expenses due to the outgoing Trustee are paid. Following compliance with the preceding sentence, the successor Trustee shall become fully vested with all of the rights, powers, duties and obligations of the outgoing Trustee under this Trust Agreement, with like effect as if originally named as Trustee, and the outgoing Trustee shall be discharged of its duties and obligations under this Trust Agreement.

SECTION 2.6 Liability of Trustee. Except as otherwise provided in this Article II, in accepting the trust created hereby, Wilmington Trust Company acts solely as Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Trustee by reason of the transactions contemplated by this Trust Agreement and any other agreement to which the Trust is a party shall look only to the Trust Estate in accordance with Section 3.6 hereof for payment or satisfaction thereof; provided, however, that in no event is the foregoing intended to affect or limit the liability of the Managing Owner as set forth in Section 1.7 hereof. The Trustee shall not be liable or accountable hereunder or under any other agreement to which the Trust is a party, except for its own gross negligence or willful misconduct. In particular, but not by way of limitation:

(a) The Trustee shall have no liability or responsibility for the validity or sufficiency of this Trust Agreement or for the form, character, genuineness, sufficiency, value or validity of the Trust Estate;

(b) The Trustee shall not be liable for any actions taken or omitted to be taken by it in accordance with the instructions of the Managing Owner;

(c) The Trustee shall not have any liability for the acts or omissions of the Managing Owner;

(d) The Trustee shall not be liable for its failure to supervise the performance of any obligations of the Managing Owner, any commodity broker, selling agent or any Trading Advisor(s);

(e) No provision of this Trust Agreement shall require the Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(f) Under no circumstances shall the Trustee be liable for indebtedness evidenced by or other obligations of the Trust arising under this Trust Agreement or any other agreements to which the Trust is a party;

(g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or any other agreements to which the Trust is a party, at the request, order or direction of the Managing Owner or any Interestholders unless the Managing Owner or such Interestholders have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Trustee (including, without limitation, the reasonable fees and expenses of its counsel) therein or thereby; and

(h) Notwithstanding anything contained herein to the contrary, the Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware, (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivision thereof in existence as of the date hereof other than the State of Delaware becoming payable by the Trustee or (iii) subject the Trustee to personal jurisdiction, other than in the State of Delaware, for causes of action arising from personal acts unrelated to the consummation of the transactions by the Trustee, as the case may be, contemplated hereby.

SECTION 2.7 Reliance; Advice of Counsel.

(a) In the absence of bad faith, the Trustee may conclusively rely upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Trust Agreement in determining the truth of the statements and the correctness of the opinions contained therein, and shall incur no liability to anyone in acting on any signature, instrument, notice, resolutions, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties and need not investigate any fact or matter pertaining to or in any such document; provided, however, that the Trustee shall have examined any certificates or opinions so as to determine compliance of the same with the requirements of this Trust Agreement. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b) In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement, the Trustee, at the expense of the Managing Owner or an Affiliate of the Managing Owner (other than the Trust) (i) may act directly or through its agents, attorneys, custodians or nominees pursuant to agreements entered into with any of them, and the Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled professionals to be selected with reasonable care by it. The Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountant or other such Persons.

ARTICLE III

INTERESTS; CAPITAL CONTRIBUTIONS

SECTION 3.1 General.

(a) The Managing Owner shall have the power and authority, without Limited Owner approval, to issue Interests in one or more Series from time to time as it deems necessary or desirable. Each Series shall be separate from all other Series in respect of the assets and liabilities allocated to that Series and shall represent a separate investment portfolio of the Trust. The Managing Owner shall have exclusive power without the requirement of Limited Owner approval to establish and designate such separate and distinct Series, as set forth in Section 3.3, and to fix and determine the relative rights and preferences as between the Interests of the separate Series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the Series shall have separate voting rights or no voting rights.

(b) The Managing Owner may, without Limited Owner approval, divide Interests of any Series into two or more classes, Interests of each such class having such preferences and special or relative rights and privileges (including exchange rights, if any) as the Managing Owner may determine as provided in Section 3.4. The fact that a Series shall have been initially established and designated without any specific establishment or designation of classes, shall not limit the authority of the Managing Owner to divide a Series and establish and designate separate classes thereof.

(c) The number of Interests authorized shall be unlimited, and the Interests so authorized may be represented in part by fractional Interests. From time to time, the Managing Owner may divide or combine the Interests of any Series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the Series or class. The Managing Owner may issue Interests of any Series or class thereof for such consideration and on such terms as it may determine (or for no consideration if pursuant to an Interest dividend or split-up), all without action or approval of the Limited Owners. All Interests when so issued on the terms determined by the Managing Owner shall be fully paid and non-assessable. The Managing Owner may classify or reclassify any unissued Interests or any Interests previously issued and reacquired of any Series or class thereof into one or more Series or classes thereof that may be established and designated from time to time. The Managing Owner may hold as treasury Interests, reissue for such consideration and on such terms as it may determine, or cancel, at its discretion from time to time, any Interests of any Series or class thereof reacquired by the Trust. The Interests of each Series shall initially be divided into two classes: General Interests and Limited Interests.

(d) The Managing Owner and/or its Affiliates will make and maintain a permanent investment in each Series as more specifically set forth in Section 3.2.

(e) No certificates or other evidence of beneficial ownership of the Interests will be issued.

(f) Every Interestholder, by virtue of having purchased or otherwise acquired an Interest, shall be deemed to have expressly consented and agreed to be bound by the terms of this Trust Agreement.

SECTION 3.2 Limited Interests.

(a) Offer of Series A Limited Interests.

(i) Series A Initial Offering Period. During the Initial Offering Period, the Trust shall offer pursuant to Securities and Exchange Commission Rule 415, at an offering price of $100 per Series A Limited Interest, a maximum of 340,000 Limited Interests ($34,000,000). The offering shall be made pursuant to and on the terms and conditions set forth in the Prospectus. The Managing Owner shall make such arrangements for the sale of the Limited Interests as it deems appropriate.

(ii) Effect of the Sale of at least 40,000 Series A Interests. In the event that at least 40,000 Series A Limited Interests are sold to at least 150 subscribers during the Initial Offering Period for the Series A Interests (including both Limited Interests offered pursuant to the Prospectus and Limited Interests purchased by the Managing Owner up to $500,000), the Managing Owner will admit all accepted subscribers pursuant to the Prospectus into the Trust as Series A Limited Owners, by causing such Limited Owners to execute this Trust Agreement, pursuant to the Power of Attorney set forth in the Subscription Agreement, and by making an entry on the books and records of Series A of the Trust reflecting that such subscribers have been admitted as Limited Owners of Series A Interests, as soon as practicable after the termination of the Series A Initial Offering Period. Such accepted subscribers will be deemed Series A Limited Owners at such time as such admission is reflected on the books and records of Series A of the Trust.

(iii) Paid-In Capital if at least 40,000 Series A Interests Are Sold. In the event that at least 40,000 Series A Limited Interests are sold during the Initial Offering Period, Series A shall have paid-in capital of not less than $4,080,400 (including the Managing Owner’s contribution for the General Interests as provided in Section 3.1(d) and in Section 3.2(a)(v) hereof).

(iv) Effect of the Sale of Less than 40,000 Series A Interests. In the event that at least 40,000 Series A Limited Interests are not sold during the Initial Offering Period for the Series A Interests, all proceeds of the sale of Series A Limited Interests, together with any interest earned thereon, will be returned to the subscribers on a pro rata basis (taking into account the amount and time of deposit), no later than ten (10) Business Days after the conclusion of the Initial Offering Period for the Series A Interests (or as soon thereafter as practicable if payment cannot be made in such time period). Such action will not terminate Series A.

(v) Required Contribution of Managing Owner. In the event that 40,000 or more of the Series A Limited Interests offered pursuant to the Prospectus are sold during the Initial Offering Period for the

Series A Interests, the Managing Owner and/or its Affiliates shall be required to contribute in cash to the capital of Series A an amount, which, when added to the total contributions to Series A by all Series A Interestholders, will be not less than one percent (1%) of such total contributions, and in no event shall such contribution be less than $40,000 (including the Managing Owner’s and/or its Affiliates’ Capital Contributions). Thereafter, the Managing Owner and/or its Affiliates shall contribute in cash to the capital of Series A an amount not less than 1.01% of any additional Capital Contributions received from the Series A Limited Owners. The Managing Owner and/or its Affiliates may, but are not obligated to, make additional Capital Contributions at any time during the Series A Initial or Continuous Offering Periods. The Managing Owner and/or its Affiliates will receive Series A General Interests. The Managing Owner and/or its Affiliates shall, with respect to any Series A Interests owned by them, enjoy all of the rights and privileges and be subject to all of the obligations and duties of a Series A Limited Owner, in addition to rights and privileges the Managing Owner has as Managing Owner, except as otherwise provided herein. Notwithstanding anything to the contrary in this Trust Agreement, the interest of the Managing Owner and/or its Affiliates (without regard to any Limited Interests of the Managing Owner and/or its Affiliates in Series A) in each material item of Series A income, gain, loss and deduction shall be equal, in the aggregate, to at least one percent (1%) of each such item at all times during the term of this Trust Agreement.

(vi) Offer of Series A Limited Interests After Initial Offering Period. In the event that 40,000 or more of the Series A Limited Interests are sold during the Initial Offering Period for the Series A Interests, the Trust may continue to offer Series A Limited Interests and admit additional Series A Limited Owners and/or accept additional contributions from existing Series A Limited Owners pursuant to the Prospectus.

Each additional Capital Contribution to Series A during the Series A Continuous Offering Period by an existing Series A Limited Owner must be in a denomination which is an even multiple of $100. During the Series A Continuous Offering Period, each newly admitted Series A Limited Owner, and each existing Series A Limited Owner that makes an additional Capital Contribution to Series A, shall receive Series A Limited Interests in an amount equal to such Capital Contribution or additional Capital Contribution, as the case may be, divided by the Series A Net Asset Value per Series per Interest calculated as of the Valuation Point immediately prior to the Dealing Day on which such Capital Contribution will become effective.

A Subscriber (including existing Series A Limited Owners contributing additional sums) whose subscription is received and accepted by the Managing Owner after the termination of the Initial Offering Period for Series A Interests shall be admitted to the Trust and deemed a Series A Limited Owner with respect to that subscription on the Dealing Day which occurs at least five (5) Business Days after the Subscriber’s Subscription Agreement or Exchange Request is received by the Trust’s selling agent, counting the day of receipt by such selling agent as one Business Day.

(vii) Subscription Agreement. Each Series A Limited Owner who purchases any Limited Interests offered pursuant to the Prospectus shall contribute to the capital of Series A such amount as he shall state in the Subscription Agreement which he shall execute (as required therein), acknowledge and, together with the Power of Attorney set forth therein, deliver to the Managing Owner as a counterpart of this Trust Agreement. All subscription amounts shall be paid in such form as may be acceptable to the Managing Owner at the time of the execution and delivery of such Subscription Agreement by United States subscribers, and in accordance with local practice and procedure by non-United States subscribers. If the Managing Owner determines to accept subscription funds by check, such funds shall be subject to prompt collection. All subscriptions are subject to acceptance by the Managing Owner.

(viii) Escrow Agreement. All proceeds from the sale of Series A Limited Interests offered pursuant to the Prospectus shall be deposited in an interest bearing escrow account at The Bank of New York, in New York, N.Y. until the conclusion of the Initial Offering Period for the Series A Interests. In the event subscriptions for at least 40,000 of the Series A Interests are received and accepted during the Initial Offering for the Series A Interests, all interest earned on the proceeds of subscriptions from accepted subscribers for Series A Limited Interests during its Initial Offering Period will be contributed to Series A, for which the Series A Limited Owners will receive additional Series A Interests on a pro rata basis (taking into account time and amount of deposit).

(ix) Optional Purchase of Series A Limited Interests. Subject to approval by the Managing Owner, any commodity broker, any Trading Advisor, and any principals, stockholders, directors, officers, employees and affiliates of the Managing Owner and/or its Affiliates, any commodity broker, and any Trading Advisor, may purchase any number of Series A Limited Interests and will be treated as Series A Limited Owners with respect to such Interests. In addition to the Series A Interests required to be purchased by the Managing Owner and/or its Affiliates under Section 3.2(a)(v), the Managing Owner and/or its Affiliates also may purchase any number of Series A Limited Interests as it or they determine in its or their discretion.

(b) Offer of Series B Limited Interests.

(i) Series B Initial Offering Period. During the Initial Offering Period, the Trust shall offer pursuant to Securities and Exchange Commission Rule 415, at an offering price of $100 per Series B Limited Interest, a maximum of 330,000 Series B Limited Interests ($33,000,000). The offering shall be made pursuant to and on the terms and conditions set forth in the Prospectus. The Managing Owner shall make such arrangements for the sale of the Series B Limited Interests as it deems appropriate.

(ii) Effect of the Sale of at least 30,000 Series B Interests. In the event that at least 30,000 Series B Limited Interests are sold to at least 150 subscribers during the Initial Offering Period for the Series B Interests (including both Limited Interests offered pursuant to the Prospectus and Limited Interests purchased by the Managing Owner up to $500,000), the Managing Owner will admit all accepted subscribers pursuant to the Prospectus into the Trust as Series B Limited Owners, by causing such Limited Owners to execute this Trust Agreement, pursuant to the Power of Attorney set forth in the Subscription Agreement, and by making an entry on the books and records of Series B of the Trust reflecting that such subscribers have been admitted as Limited Owners of Series B Interests, as soon as practicable after the termination of the Series B Initial Offering Period. Such accepted subscribers will be deemed Series B Limited Owners at such time as such admission is reflected on the books and records of Series B of the Trust.

(iii) Paid-In Capital if at least 30,000 Series B Interests Are Sold. In the event that at least 30,000 Series B Limited Interests are sold during the Initial Offering Period, Series B shall have paid-in capital of not less than $3,060,300 (including the Managing Owner’s contribution for the General Interests as provided in Section 3.1(d) and in Section 3.2(b)(v) hereof).

(iv) Effect of the Sale of Less than 30,000 Series B Interests. In the event that at least 30,000 Series B Limited Interests are not sold during the Initial Offering Period for the Series B Interests, all proceeds of the sale of Series B Limited Interests, together with any interest earned thereon, will be returned to the subscribers on a pro rata basis (taking into account the amount and time of deposit), no later than ten (10) Business Days after the conclusion of the Initial Offering Period for the Series B Interests (or as soon thereafter as practicable if payment cannot be made in such time period). Such action will not terminate Series B.

(v) Required Contribution of Managing Owner. In the event that 30,000 or more of the Series B Limited Interests offered pursuant to the Prospectus are sold during the Initial Offering Period for the Series B Interests, the Managing Owner and/or its Affiliates shall be required to contribute in cash to the capital of Series B an amount, which, when added to the total contributions to Series B by all Series B Interestholders, will be not less than one percent (1%) of such total contributions, and in no event shall such contribution be less than $30,000 (including the Managing Owner’s and/or its Affiliates’ Capital Contributions). Thereafter, the Managing Owner and/or its Affiliates shall contribute in cash to the capital of Series B an amount not less than 1.01% of any additional Capital Contributions received from the Series B Limited Owners. The Managing Owner and/or its Affiliates may, but are not obligated to, make additional Capital Contributions at any time during the Series B Initial or

Continuous Offering Periods. The Managing Owner and/or its Affiliates will receive Series B General Interests. The Managing Owner and/or its Affiliates shall, with respect to any Series B Interests owned by them, enjoy all of the rights and privileges and be subject to all of the obligations and duties of a Series B Limited Owner, in addition to rights and privileges the Managing Owner has as Managing Owner, except as otherwise provided herein. Notwithstanding anything to the contrary in this Trust Agreement, the interest of the Managing Owner and/or its Affiliates (without regard to any Limited Interests of the Managing Owner and/or its Affiliates in Series B) in each material item of Series B income, gain, loss and deduction shall be equal, in the aggregate, to at least one percent (1%) of each such item at all times during the term of this Trust Agreement.

(vi) Offer of Series B Limited Interests After Initial Offering Period. In the event that 30,000 or more of the Series B Limited Interests are sold during the Initial Offering Period for the Series B Interests, the Trust may continue to offer Series B Limited Interests and admit additional Series B Limited Owners and/or accept additional contributions from existing Series B Limited Owners pursuant to the Prospectus as amended or supplemented from time to time.

Each additional Capital Contribution to Series B during the Series B Continuous Offering Period by an existing Series B Limited Owner must be in a denomination which is an even multiple of $100. During Series B Continuous Offering Period, each newly admitted Series B Limited Owner, and each existing Series B Limited Owner that makes an additional Capital Contribution to Series B, shall receive Series B Limited Interests in an amount equal to such Capital Contribution or additional Capital Contribution, as the case may be, divided by the Series B Net Asset Value per Interest calculated as of the Valuation Point immediately prior to the Dealing Day on which such Capital Contribution will become effective.

A Subscriber (including existing Series B Limited Owners contributing additional sums) whose subscription is received and accepted by the Managing Owner after the termination of the Initial Offering Period for Series B Interests shall be admitted to the Trust and deemed a Series B Limited Owner with respect to that subscription on the first Dealing Day which occurs at least five (5) Business Days after the Subscriber’s Subscription Agreement or Exchange Request is received by the Trust’s selling agent, counting the day of receipt by such selling agent as one Business Day.

(vii) Subscription Agreement. Each Series B Limited Owner who purchases any Limited Interests offered pursuant to the Prospectus shall contribute to the capital of Series B such amount as he shall state in the Subscription Agreement which he shall execute (as required therein), acknowledge and, together with the Power of Attorney set forth therein, deliver to the Managing Owner as a counterpart of this Trust Agreement. All subscription amounts shall be paid in such form as may be acceptable to the Managing Owner at the time of the execution and delivery of such Subscription Agreement by United States subscribers, and in accordance with local practice and procedure by non-United States subscribers. To the extent that the Managing Owner determines to accept a subscription check, it shall be subject to prompt collection. All subscriptions are subject to acceptance by the Managing Owner.

(viii) Escrow Agreement. All proceeds from the sale of Series B Limited Interests offered pursuant to the Prospectus shall be deposited in an interest bearing escrow account at The Bank of New York, in New York, N.Y. until the conclusion of the Initial Offering Period for the Series B Interests. In the event subscriptions for at least 30,000 of the Series B Interests are received and accepted during the Initial Offering for the Series B Interests, all interest earned on the proceeds of subscriptions from accepted subscribers for Series B Limited Interests during its Initial Offering Period will be contributed to Series B, for which the Series B Limited Owners will receive additional Series B Interests on a pro rata basis (taking into account time and amount of deposit).

(ix) Optional Purchase of Series B Limited Interests. Subject to approval by the Managing Owner, any commodity broker, any Trading Advisor, and any principals, stockholders, directors, officers, employees and affiliates of the Managing Owner and/or its Affiliates, any commodity broker, and any Trading Advisor, may purchase any number of Series B Limited Interests and will be treated as

Series B Limited Owners with respect to such Interests. In addition to the Series B Interests required to be purchased by the Managing Owner and/or its Affiliates under Section 3.2(b)(v), the Managing Owner and/or its Affiliates also may purchase any number of Series B Limited Interests as it or they determine in its or their discretion.

(c) Offer of Series C Limited Interests.

(i) Series C Initial Offering Period. During the Initial Offering Period, the Trust shall offer pursuant to Securities and Exchange Commission Rule 415, at an offering price of $100 per Series C Limited Interest, a maximum of 330,000 Series C Limited Interests ($33,000,000). No fractional Limited Interests shall be issued during the Initial Offering Period. The offering shall be made pursuant to and on the terms and conditions set forth in the Prospectus. The Managing Owner shall make such arrangements for the sale of the Limited Interests as it deems appropriate.

(ii) Effect of the Sale of at least 30,000 Series C Interests. In the event that at least 30,000 Series C Limited Interests are sold to at least 150 subscribers during the Initial Offering Period for the Series C Interests (including both Limited Interests offered pursuant to the Prospectus and Limited Interests purchased by the Managing Owner up to $500,000), the Managing Owner will admit all accepted subscribers pursuant to the Prospectus into the Trust as Series C Limited Owners, by causing such Limited Owners to execute this Trust Agreement, pursuant to the Power of Attorney set forth in the Subscription Agreement, and by making an entry on the books and records of Series C of the Trust reflecting that such subscribers have been admitted as Limited Owners of Series C Interests, as soon as practicable after the termination of the Series C Initial Offering Period. Such accepted subscribers will be deemed Series C Limited Owners at such time as such admission is reflected on the books and records of Series C of the Trust.

(iii) Paid-In Capital if at least 30,000 Series C Interests Are Sold. In the event that at least 30,000 Series C Limited Interests are sold during the Initial Offering Period, Series C shall have paid-in capital of not less than $3,060,300 (including the Managing Owner’s contribution for the General Interests as provided in Section 3.1(d) and in Section 3.2(c)(v) hereof).

(iv) Effect of the Sale of Less than 30,000 Series C Interests. In the event that at least 30,000 Series C Limited Interests are not sold during the Initial Offering Period for the Series C Interests, all proceeds of the sale of Series C Limited Interests, together with any interest earned thereon, will be returned to the subscribers on a pro rata basis (taking into account the amount and time of deposit), no later than ten (10) Business Days after the conclusion of the Initial Offering Period for the Series C Interests (or as soon thereafter as practicable if payment cannot be made in such time period). Such action will not terminate Series C.

(v) Required Contribution of Managing Owner. In the event that 30,000 or more of the Series C Limited Interests offered pursuant to the Prospectus are sold during the Initial Offering Period for the Series C Interests, the Managing Owner and/or its Affiliates shall be required to contribute in cash to the capital of Series C an amount, which, when added to the total contributions to Series C by all Series C Interestholders, will be not less than one percent (1%) of such total contributions, and in no event shall such contribution be less than $30,000 (including the Managing Owner’s and/or its Affiliates’ Capital Contributions). Thereafter, the Managing Owner and/or its Affiliates shall contribute in cash to the capital of Series C an amount not less than 1.01% of any additional Capital Contributions received from the Series C Limited Owners. The Managing Owner and/or its Affiliates may, but are not obligated to, make additional Capital Contributions at any time during the Series C Initial or Continuous Offering Periods. The Managing Owner and/or its Affiliates will receive Series C General Interests. The Managing Owner and/or its Affiliates shall, with respect to any Series C Interests owned by them, enjoy all of the rights and privileges and be subject to all of the obligations and duties of a Series C Limited Owner, in addition to rights and privileges the Managing Owner has as Managing Owner except as otherwise provided herein. Notwithstanding anything to the contrary in this Trust Agreement, the interest of the Managing Owner and/or its Affiliates (without regard to any Limited

Interests of the Managing Owner and/or its Affiliates in Series C) in each material item of Series C income, gain, loss and deduction shall be equal, in the aggregate, to at least one percent (1%) of each such item at all times during the term of this Trust Agreement.

(vi) Offer of Series C Limited Interests After Initial Offering Period. In the event that 30,000 or more of the Series C Limited Interests are sold during the Initial Offering Period for the Series C Interests, the Trust may continue to offer Series C Limited Interests and admit additional Series C Limited Owners and/or accept additional contributions from existing Series C Limited Owners pursuant to the Prospectus as amended or supplemented from time to time.

Each additional Capital Contribution to Series C during the Series C Continuous Offering Period by an existing Series C Limited Owner must be in a denomination which is an even multiple of $100. During Series C Continuous Offering Period, each newly admitted Series C Limited Owner, and each existing Series C Limited Owner that makes an additional Capital Contribution to Series C, shall receive Series C Limited Interests in an amount equal to such Capital Contribution or additional Capital Contribution, as the case may be, divided by the Series C Net Asset Value per Interest calculated as of the Valuation Point immediately prior to the Dealing Day on which such Capital Contribution will become effective.

A Subscriber (including existing Series C Limited Owners contributing additional sums) whose subscription is received and accepted by the Managing Owner after the termination of the Initial Offering Period for Series C Interests shall be admitted to the Trust and deemed a Series C Limited Owner with respect to that subscription on the first Dealing Day which occurs at least five (5) Business Days after the Subscriber’s Subscription Agreement or Exchange Request is received by the Trust’s selling agent, counting the day of receipt by such selling agent as one Business Day.

(vii) Subscription Agreement. Each Series C Limited Owner who purchases any Limited Interests offered pursuant to the Prospectus shall contribute to the capital of Series C such amount as he shall state in the Subscription Agreement which he shall execute (as required therein), acknowledge and, together with the Power of Attorney set forth therein, deliver to the Managing Owner as a counterpart of this Trust Agreement. All subscription amounts shall be paid in such form as may be acceptable to the Managing Owner at the time of the execution and delivery of such Subscription Agreement by United States subscribers, and in accordance with local practice and procedure by non-United States subscribers. To the extent that the Managing Owner determines to accept a subscription check, it shall be subject to prompt collection. All subscriptions are subject to acceptance by the Managing Owner.

(viii) Escrow Agreement. All proceeds from the sale of Series C Limited Interests offered pursuant to the Prospectus shall be deposited in an interest bearing escrow account at The Bank of New York, in New York, N.Y. until the conclusion of the Initial Offering Period for the Series C Interests. In the event subscriptions for at least 30,000 of the Series C Interests are received and accepted during the Initial Offering for the Series C Interests, all interest earned on the proceeds of subscriptions from accepted subscribers for Series C Limited Interests during its Initial Offering Period will be contributed to the Series C, for which the Series C Limited Owners will receive additional Series C Interests on a pro rata basis (taking into account time and amount of deposit).

(ix) Optional Purchase of Series C Limited Interests. Subject to approval by the Managing Owner, any commodity broker, any Trading Advisor, and any principals, stockholders, directors, officers, employees and affiliates of the Managing Owner and/or its Affiliates, any commodity broker, and any Trading Advisor, may purchase any number of Series C Limited Interests and will be treated as Series C Limited Owners with respect to such Interests. In addition to the Series C Interests required to be purchased by the Managing Owner and/or its Affiliates under Section 3.2(c)(v), the Managing Owner and/or its Affiliates also may purchase any number of Series C Limited Interests as it or they determine in its or their discretion.

(d) Termination of the Trust. If the minimum number of Interests in each Series being offered are not sold during the Initial Offering Period for each Series, then the Trust shall be terminated, and the Managing Owner shall cause the certificate of cancellation required by Section 3810 of the Business Trust Statute to be filed.

SECTION 3.3 Establishment of Series of Interests.

(a) Without limiting the authority of the Managing Owner set forth in Section 3.3(b) to establish and designate any further Series, the Managing Owner hereby establishes and designates three initial Series, as follows:

Series A, Series B and Series C

The provisions of this Article III shall be applicable to the above-designated Series and any further Series that may from time to time be established and designated by the Managing Owner as provided in Section 3.3(b).

(b) The establishment and designation of any Series of Interests other than those set forth above shall be effective upon the execution by the Managing Owner of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. At any time that there are no Interests outstanding of any particular Series previously established and designated, the Managing Owner may by an instrument executed by it abolish that Series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Trust Agreement.

SECTION 3.4 Establishment of Classes. The division of any Series into two or more classes and the establishment and designation of such classes shall be effective upon the execution by the Managing Owner of an instrument setting forth such division, and the establishment, designation, and relative rights and preferences of such classes, or as otherwise provided in such instrument. The relative rights and preferences of the classes of any Series may differ in such respects as the Managing Owner may determine to be appropriate, provided that such differences are set forth in the aforementioned instrument. At any time that there are no Interests outstanding of any particular class previously established and designated, the Managing Owner may by an instrument executed by it abolish that class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Trust Agreement.

SECTION 3.5 Assets of Series. All consideration received by the Trust for the issue or sale of Interests of a particular Series together with all of the Trust Estate in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. Separate and distinct records shall be maintained for each Series and the assets associated with a Series shall be held and accounted for separately from the other assets of the Trust, or any other Series. In the event that there is any Trust Estate, or any income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Managing Owner shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as the Managing Owner, in its sole discretion, deems fair and equitable. Each such allocation by the Managing Owner shall be conclusive and binding upon all Interestholders for all purposes.

SECTION 3.6 Liabilities of Series.

(a) The Trust Estate belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and only that Series; and all expenses, costs, charges and reserves attributable to that

Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series, shall be allocated and charged by the Managing Owner to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Managing Owner in its sole discretion deems fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Managing Owner shall be conclusive and binding upon all Interestholders for all purposes. The Managing Owner shall have full discretion, to the extent not inconsistent with applicable law, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Interestholders. Every written agreement, instrument or other undertaking made or issued by or on behalf of a particular Series shall include a recitation limiting the obligation or claim represented thereby to that Series and its assets.

(b) Without limitation of the foregoing provisions of this Section, but subject to the right of the Managing Owner in its discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only and against the Managing Owner, and not against the assets (i) of the Trust generally or (ii) of any other Series. Notice of this limitation on interseries liabilities shall be set forth in the Certificate of Trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Business Trust Statute, and upon the giving of such notice in the Certificate of Trust, the statutory provisions of Section 3804 of the Business Trust Statute relating to limitations on interseries liabilities (and the statutory effect under Section 3804 of setting forth such notice in the Certificate of Trust) shall become applicable to the Trust and each Series. Every Interest, note, bond, contract, instrument, certificate or other undertaking made or issued by or on behalf of a particular Series shall include a recitation limiting the obligation on Interests represented thereby to that Series and its assets.

(c) (i) Except as set forth below, any debts, liabilities, obligations, indebtedness, expenses, interests and claims of any nature and all kinds and descriptions (collectively, “Claims and Interests”), if any, of the Managing Owner and the Trustee (the “Subordinated Claims”) incurred, contracted for or otherwise existing, arising from, related to or in connection with all Series, any combination of Series or one particular Series and their respective assets (the “Applicable Series”) and the assets of the Trust shall be expressly subordinate and junior in right of payment to any and all other Claims against the Trust and any Series thereof, and any of their respective assets, which may arise as a matter of law or pursuant to any contract, provided, however, that the Claims of each of the Managing Owner and the Trustee (if any) against the Applicable Series shall not be considered Subordinated Claims with respect to enforcement against and distribution and repayment from the Applicable Series, the Applicable Series’ assets and the Managing Owner and its assets; and provided further that the valid Claims of either the Managing Owner or the Trustee, if any, against the Applicable Series shall be pari passu and equal in right of repayment and distribution with all other valid Claims against the Applicable Series and (ii) the Managing Owner and the Trustee will not take, demand or receive from any Series or the Trust or any of their respective assets (other than the Applicable Series, the Applicable Series’ assets and the Managing Owner and its assets) any payment for the Subordinated Claims;

(ii) The Claims of each of the Managing Owner and the Trustee with respect to the Applicable Series shall only be asserted and enforceable against the Applicable Series, the Applicable Series’ assets and the Managing Owner and its assets; and such Claims shall not be asserted or enforceable for any reason whatsoever against any other Series, the Trust generally, or any of their respective assets;

(iii) If the Claims of the Managing Owner or the Trustee against the Applicable Series or the Trust are secured in whole or in part, each of the Managing Owner and the Trustee hereby waives (under section 1111(b) of the Bankruptcy Code (11 U.S.C. § 1111(b)) any right to have any deficiency Claims (which deficiency Claims may arise in the event such security is inadequate to satisfy such Claims) treated as unsecured Claims against the Trust or any Series (other than the Applicable Series), as the case may be;

(iv) In furtherance of the foregoing, if and to the extent that the Managing Owner and the Trustee receive monies in connection with the Subordinated Claims from a Series or the Trust (or their respective assets), other than the Applicable Series, the Applicable Series’ assets and the Managing Owner and its assets, the Managing Owner and the Trustee shall be deemed to hold such monies in trust and shall promptly remit such monies to the Series or the Trust that paid such amounts for distribution by the Series or the Trust in accordance with the terms hereof; and

(v) The foregoing Consent shall apply at all times notwithstanding that the Claims are satisfied, and notwithstanding that the agreements in respect of such Claims are terminated, rescinded or canceled.

(d) Any agreement entered into by the Trust, any Series, or the Managing Owner, on behalf of the Trust generally or any Series, including, without limitation, the Subscription Agreement entered into with each Interestholder, will include language substantially similar to the language set forth in Section 3.6(c).

SECTION 3.7 Dividends and Distributions.

(a) Dividends and distributions on Interests of a particular Series or any class thereof may be paid with such frequency as the Managing Owner may determine, which may be daily or otherwise, to the Interestholders in that Series or class, from such of the income and capital gains, accrued or realized, from the Trust Estate belonging to that Series, or in the case of a class, belonging to that Series and allocable to that class, as the Managing Owner may determine, after providing for actual and accrued liabilities belonging to that Series. All dividends and distributions on Interests in a particular Series or class thereof shall be distributed pro rata to the Interestholders in that Series or class in proportion to the total outstanding Interests in that Series or class held by such Interestholders at the date and time of record established for the payment of such dividends or distribution, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Series or class. Such dividends and distributions may be made in cash or Interests of that Series or class or a combination thereof as determined by the Managing Owner or pursuant to any program that the Managing Owner may have in effect at the time for the election by each Interestholder of the mode of the making of such dividend or distribution to that Interestholder.

(b) The Interests in a Series or a class of the Trust shall represent beneficial interests in the Trust Estate belonging to such Series or in the case of a class, belonging to such Series and allocable to such class. Each Interestholder in a Series or a class shall be entitled to receive its pro rata share of distributions of income and capital gains made with respect to such Series or such class. Upon reduction or withdrawal of its Interests or indemnification for liabilities incurred by reason of being or having been a holder of Interests in a Series or a class, such Interestholder shall be paid solely out of the funds and property of such Series or in the case of a class, the funds and property of such Series and allocable to such class of the Trust. Upon liquidation or termination of a Series of the Trust, Interestholders in such Series or class shall be entitled to receive a pro rata share of the Trust Estate belonging to such Series or in the case of a class, belonging to such Series and allocable to such class.

SECTION 3.8 Voting Rights. Notwithstanding any other provision hereof, on each matter submitted to a vote of the Interestholders of a Series, each Interestholder shall be entitled to a proportionate vote based upon the product of the Net Asset Value of a Series per Interest multiplied by the number of Interests, or fraction thereof, standing in its name on the books of such Series. As to any matter which affects the Interests of more than one Series, the Interestholders of each affected Series shall be entitled to vote, and each such Series shall vote as a separate class.

SECTION 3.9 Equality. Except as provided herein or in the instrument designating and establishing any class or Series, all Interests of each particular Series shall represent an equal proportionate beneficial interest in the assets belonging to that Series subject to the liabilities belonging to that Series, and each Interest of any particular Series or classes shall be equal to each other Interest of that Series or class; but the provisions of this sentence shall not restrict any distinctions permissible under Section 3.7 that may exist with respect to dividends and distributions on Interests of the same Series or class. The Managing Owner may from time to time divide or combine the Interests of any particular Series or class into a greater or lesser number of Interests of that Series or class without thereby changing the proportionate beneficial interest in the assets belonging to that Series or in any way affecting the rights of Interestholders of any other Series or class.

SECTION 3.10 Exchange of Interests. Subject to compliance with the requirements of applicable law, the Managing Owner shall have the authority to provide that Interestholders of any Series shall have the right to exchange said Interests into one or more other Series in accordance with such requirements and procedures as may be established by the Managing Owner. The Managing Owner shall also have the authority to provide that Interestholders of any class of a particular Series shall have the right to exchange said Interests into one or more other classes of that particular Series or any other Series in accordance with such requirements and procedures as may be established by the Managing Owner.

ARTICLE IV

THE MANAGING OWNER

SECTION 4.1 Management of the Trust. Pursuant to Section 3806 of the Business Trust Statute, the Trust shall be managed by the Managing Owner and the conduct of the Trust’s business shall be controlled and conducted solely by the Managing Owner in accordance with this Trust Agreement.

SECTION 4.2 Authority of Managing Owner. In addition to and not in limitation of any rights and powers conferred by law or other provisions of this Trust Agreement, and except as limited, restricted or prohibited by the express provisions of this Trust Agreement or the Business Trust Statute, the Managing Owner shall have and may exercise on behalf of the Trust or any Series in the Trust, all powers and rights necessary, proper, convenient or advisable to effectuate and carry out the purposes, business and objectives of the Trust, which shall include, without limitation, the following:

(a) To enter into, execute, deliver and maintain contracts, agreements and any or all other documents and instruments, and to do and perform all such things, as may be in furtherance of Trust purposes or necessary or appropriate for the offer and sale of the Interests and the conduct of Trust activities, including, but not limited to, contracts with third parties for:

(i) commodity brokerage services, provided, however, that in no event shall the fees payable by the Trust for such services exceed 14% annually of the average Net Asset Value of each Series, excluding the Series’ assets not directly related to trading activity, which fees shall include fees related to out-of-pocket brokerage expenses, in accordance with limitations imposed by Section IV. the NASAA Guidelines on March 17, 1998; and provided further, to the extent that such limitations are amended to become more restrictive, such fees will not exceed such more restrictive limitations; and provided, further, that such services may be performed by an Affiliate or Affiliates of the Managing Owner so long as the Managing Owner has made a good faith determination that: (A) the Affiliate which it proposes to engage to perform such services is qualified to do so (considering the prior experience of the Affiliate or the individuals employed thereby); (B) the terms and conditions of the agreement pursuant to which such Affiliate is to perform services for the Trust are no less favorable to the Trust than could be obtained from equally-qualified unaffiliated third parties; and (C) the maximum period covered by the agreement pursuant to which such affiliate is to perform services for the Trust shall not exceed one year, and such agreement shall be terminable without penalty upon sixty (60) days’ prior written notice by the Trust; and

(ii) (A) commodity trading advisory services relating to the purchase and sale of all Commodities positions on behalf of each Series, which services may not be performed by the Managing Owner or an

Affiliate(s) of the Managing Owner, provided, however, that in no event shall the Management Fees and Incentive Fees payable by the Trust for such services exceed 6% of a Series’ Net Asset Value and 15% of a Series’ New High Net Trading Profits, respectively, except that for each 1% reduction in Management Fees below 6% of a Series’ Net Asset Value, Incentive Fees may be increased by an additional 2% of Net High Net Trading Profits; and (B) administrative services necessary to the prudent operation of the Trust, provided, however, that in no event shall the fees payable by the Trust for administrative services (which do not include Management Fees, Incentive Fees, or commodity brokerage services, legal and audit services or extraordinary expenses), when combined with Management Fees, exceed 6% annually of the Net Asset Value of each Series, each in accordance with the limitations set forth in Section IV. of the NASAA Guidelines on March 17, 1998; provided, however, that to the extent that such limitations are amended to become more restrictive, such fees will not exceed such more restrictive limitations. All advisory services shall be performed by persons with at least three years experience and who are also appropriately registered as may be required under federal and/or state law (e.g., all advice with respect to futures related transactions shall be given by persons who are registered with the CFTC as a commodity trading advisor and are members of the NFA as a commodity trading advisor), but shall not be performed by any person affiliated with the Trust’s Commodities broker unless the Managing Owner is satisfied that doing so would not create a conflict of interest.

(b) To establish, maintain, deposit into, sign checks and/or otherwise draw upon accounts on behalf of each Series of the Trust with appropriate banking and savings institutions, and execute and/or accept any instrument or agreement incidental to the Trust’s business and in furtherance of its purposes, any such instrument or agreement so executed or accepted by the Managing Owner in the Managing Owner’s name shall be deemed executed and accepted on behalf of the Trust by the Managing Owner;

(c) To deposit, withdraw, pay, retain and distribute the Trust Estate or any portion thereof in any manner consistent with the provisions of this Trust Agreement;

(d) To supervise the preparation and filing of the Registration Statement and supplements and amendments thereto, and the Prospectus;

(e) To pay or authorize the payment of distributions to the Interestholders and expenses of each Series;

(f) To invest or direct the investment of funds of any Series not then delegated to a Trading Advisor(s) and prohibit any transactions contemplated hereunder which may constitute prohibited transactions under ERISA or the Code;

(g) To make any elections on behalf of each Series under the Code, or any other applicable federal or state tax law as the Managing Owner shall determine to be in the best interests of the Series;

(h) To redeem mandatorily any Limited Interests upon at least ten (10) days’ prior written notice, if (i) the Managing Owner determines that the continued participation of such Limited Owner in the Trust might cause the Trust, a Series in the Trust or any Interestholder to be deemed to be managing Plan Assets under ERISA, (ii) there is an unauthorized assignment pursuant to the provisions of Article V, or (iii) in the event that any transaction would or might violate any law or constitute a prohibited transaction under ERISA or the Code and a statutory, class or individual exemption from the prohibited transaction provisions of ERISA for such transaction or transactions does not apply or cannot be obtained from the DOL (or the Managing Owner determines not to seek such an exemption). In the case of mandatory redemptions, the Redemption Date shall be the close of business on the date written notice of intent to redeem is sent by the Managing Owner to a Limited Owner. A notice may be revoked prior to the payment date by written notice from the Managing Owner to a Limited Owner;

(i) In the sole discretion of the Managing Owner, to admit an Affiliate or Affiliates of the Managing Owner as additional Managing Owners. Notwithstanding the foregoing, the Managing Owner may not admit Affiliate(s) of the Managing Owner as an additional Managing Owner if it has received notice of its removal as a Managing Owner, pursuant to Section 8.2(d) hereof, and if the concurrence of at least a majority in interest (over 50%) of the outstanding Interests of all Series (not including Interests owned by the Managing Owner) is not obtained;

(j) To override any trading instructions: (i) that the Managing Owner, in its sole discretion, determines in good faith to be in violation of any trading policy or limitation of the Trust, including as set forth in Section 4.2(k) below; (ii) as and to the extent necessary, upon the failure of any Trading Advisor to comply with a request to make the necessary amount of funds available to the Trust within five (5) days of such request, to fund distributions, redemptions (including special redemptions), or reapportionments among Trading Advisors or to pay the expenses of any Series in the Trust; and provided further, that the Managing Owner may make Commodities trading decisions at any time at which any Trading Advisor shall become incapacitated or some other emergency shall arise as a result of which such Trading Advisor shall be unable or unwilling to act and a successor Trading Advisor has not yet been retained;

(k) Monitor the trading activities of the Trading Advisor so that:

(i) Any Series does not establish new Commodities positions for any one contract month or option if such additional Commodities positions would result in a net long or short position for that Commodities position requiring as margin or premium more than fifteen percent (15%) of the Trust Estate of a Series.

(ii) Any Series does not acquire additional Commodities positions in any commodities interest contract or option if such additional Commodities positions would result in the aggregate net long or short Commodities positions requiring as margin or premium for all outstanding Commodities positions more than sixty-six and two-thirds percent (66 2/3%) of the Trust Estate of a Series. Under certain market conditions, such as an abrupt increase in margins required by a commodity exchange or its clearinghouse or an inability to liquidate open Commodities positions because of daily price fluctuation limits or both, a Series may be required to commit as margin in excess of the foregoing limit. In such event the Managing Owner will cause each Trading Advisor to reduce its open futures or options positions to comply with the foregoing limit before initiating new Commodities positions.

SECTION 4.3 Obligations of the Managing Owner. In addition to the obligations expressly provided by the Business Trust Statute or this Trust Agreement, the Managing Owner shall:

(a) Devote such of its time to the business and affairs of the Trust as it shall, in its discretion exercised in good faith, determine to be necessary to conduct the business and affairs of the Trust for the benefit of the Trust and the Limited Owners;

(b) Execute, file, record and/or publish all certificates, statements and other documents and do any and all other things as may be appropriate for the formation, qualification and operation of the Trust and each Series of the Trust and for the conduct of its business in all appropriate jurisdictions;

(c) Retain independent public accountants to audit the accounts of each Series in the Trust;

(d) Employ attorneys to represent the Trust or a Series thereof;

(e) Use its best efforts to maintain the status of the Trust as a “business trust” for state law purposes, and of each Series of the Trust as a “partnership” for federal income tax purposes;

(f) Monitor the trading policies and limitations of each Series, as set forth in the Prospectus, and the activities of the Trust’s Trading Advisor(s) in carrying out those policies in compliance with the Prospectus;

(g) Monitor the brokerage fees charged to each Series, and the services rendered by futures commission merchants to each Series, to determine whether the fees paid by, and the services rendered to, each Series for futures brokerage are at competitive rates and are the best price and services available under the circumstances, and if necessary, renegotiate the brokerage fee structure to obtain such rates and services for each Series. In making this determination the Managing Owner shall not rely solely on the brokerage rates paid by other major commodity pools. No material change related to brokerage fees shall be made except upon (i) twenty (20) Business Days’ prior notice to the Limited Owners, which notice shall include a description of the Limited Owners’ voting rights as set forth in Section 8.2 hereof and a description of the Limited Owners’ redemption rights as set forth in Section 7.1 hereof, and (ii) consent of the Limited Owners holding Interests representing at least a majority (over 50%) in Net Asset Value of the Series affected (excluding Interests held by the Managing Owner). No increase in such fees shall take effect except at the beginning of a Fiscal Quarter following consent of the Limited Owners as provided in this subparagraph (g).

(h) Have fiduciary responsibility for the safekeeping and use of the Trust Estate of each Series, whether or not in the Managing Owner’s immediate possession or control, and the Managing Owner will not employ or permit others to employ such funds or assets of each Series (including any interest earned thereon as provided for in the Prospectus) in any manner except as and to the extent permitted by the NASAA Guidelines for the benefit of each Series in the Trust, including, among other things, the utilization of any portion of the Trust Estate as compensating balances for the exclusive benefit of the Managing Owner. The Managing Owner shall at all times act with integrity and good faith and exercise due diligence in all activities relating to the conduct of the business of each Series and in resolving conflicts of interest. The Trust shall not permit any Limited Owner to contract away the fiduciary duty owed to the Limited Owners by the Managing Owner under this Agreement or the Delaware Business Trust Act. To the extent that, at law or in equity, the Managing Owner or any officer, director, employee or agent thereof or any Affiliate of the Managing Owner (collectively, the “Covered Persons”), has duties (including fiduciary duties) and liabilities relating thereto to any Series, any other Interestholder or Covered Person or the Trustee, such Covered Person acting under the Trust Agreement shall not be liable to the Series, any other Interestholder or Covered Person or the Trustee for such Covered Person’s good faith reliance on the provisions of the Trust Agreement; and the duties and liabilities of such Covered Person may be expanded or restricted by the provisions of this Trust Agreement.

(i) Agree that, at all times from and after the sale of at least the Subscription Minimum (as defined in the Prospectus), for so long as it remains a Managing Owner of the Trust, it shall have a minimum “net worth” (as defined below) of, and not take any affirmative action to reduce its “net worth” below, $1,000,000, or such higher amount as may be required under the NASAA Guidelines as they may be amended from time to time. The NASAA Guidelines define “net worth” as the excess of total assets over total liabilities as determined by generally accepted accounting principles;

(j) Admit substituted Limited Owners in accordance with this Trust Agreement;

(k) Refuse to recognize any attempted transfer or assignment of an Interest that is not made in accordance with the provisions of Article V; and

(l) Maintain a current list in alphabetical order, of the names and last known addresses and, if available, business telephone numbers of, and number of Interests owned by, each Interestholder (as provided in Section 3.2 hereof) and the other Trust documents described in Section 9.6 at the Trust’s principal place of business, which documents shall be made available thereat at reasonable times during ordinary business hours for inspection by any Limited Owner or his representative for any purpose reasonably related to the Limited Owner’s interest as a beneficial owner of the Trust. Such list shall be printed on white paper in clearly legible print and shall be updated quarterly. Upon request, for any purpose reasonably related to the Limited Owner’s interest as a beneficial owner of the Trust, including without limitation, matters relating to an Interestholder’s voting rights hereunder or the exercise of a Limited Owner’s rights under federal proxy law, either in person or by mail, the Managing Owner will furnish a copy of such list to a Limited Owner or his representative within ten (10) days of a request therefor, upon payment of the cost of reproduction and mailing; provided, however, that the Limited Owner requesting such list shall give written assurance that the list will not, in any event, be used for commercial purposes. Subject to applicable law, a Limited Owner shall give the Managing Owner at least ten (10) Business Days’ prior written notice for any inspection and copying permitted pursuant to this Section 4.3(l) by the Limited Owner or his authorized attorney or agent.

(m) Notify the Interestholders within seven (7) days from the date of:

(i) any material change in contracts with any Series’ Trading Advisor;

(ii) any material modification made in the calculation of the Incentive Fee paid to any Trading Advisor; and

(iii) any material change affecting the compensation of any person compensated by a Series.

SECTION 4.4 General Prohibitions. The Trust or any Series shall not:

(a) Borrow money from or loan money to any Interestholder or other Person or any other Series, except that the foregoing is not intended to prohibit (i) the deposit on margin with respect to the initiation and maintenance of each Series’ Commodities positions or (ii) obtaining lines of credit for the trading of forward contracts; provided, however, that each Series is prohibited from incurring any indebtedness on a non-recourse basis;

(b) Create, incur, assume or suffer to exist any lien, mortgage, pledge conditional sales or other title retention agreement, charge, security interest or encumbrance, except (i) the right and/or obligation of a commodity broker to close out sufficient commodities positions of each Series so as to restore the Series’ account to proper margin status in the event that the Series fails to meet a Margin Call, (ii) liens for taxes not delinquent or being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established, (iii) deposits or pledges to secure obligations under workmen’s compensation, social security or similar laws or under unemployment insurance, (iv) deposits or pledges to secure contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business, or (v) mechanic’s, warehousemen’s, carrier’s, workmen’s, materialmen’s or other like liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith, and for which appropriate reserves have been established if required by generally accepted accounting principles, and liens arising under ERISA;

(c) Commingle its assets with those of any other Person, except to the extent permitted under the CE Act and the regulations promulgated thereunder, or with those of any other Series;

(d) Directly or indirectly pay or award any finder’s fees, commissions or other compensation to any Persons engaged by a potential Limited Owner for investment advice as an inducement to such advisor to advise the potential Limited Owner to purchase Limited Interests in the Trust;

(e) Engage in Pyramiding of its Commodities positions; provided, however, that a Trading Advisor(s) may take into account the Series’ open trade equity on existing positions in determining generally whether to acquire additional Commodities positions on behalf of the Series;

(f) Permit rebates to be received by the Managing Owner or any Affiliate of the Managing Owner, or permit the Managing Owner or any Affiliate of the Managing Owner to engage in any reciprocal business arrangements which would circumvent the foregoing prohibition;

(g) Permit the Trading Advisor(s) to share in any portion of brokerage fees related to commodity brokerage services paid by a Series with respect to its commodity trading activities;

(h) Enter into any contract with the Managing Owner or an Affiliate of the Managing Owner (except for selling agreements for the sale of Interests) (i) which has a term of more than one year and which does not provide that it may be canceled by the Trust without penalty on sixty (60) days prior written notice or (ii) for the provision of goods and services, except at rates and terms at least as favorable as those which may be obtained from third parties in arms-length negotiations;

(i) Permit churning of its Commodity trading account(s) for the purpose of generating excess brokerage commissions;

(j) Enter into any exclusive brokerage contract; and

(k) operate the Trust in any manner so as to contravene section 3804 of the Business Trust Statute.

SECTION 4.5 Liability of Covered Persons. A Covered Person shall have no liability to the Trust or to any Interestholder or other Covered Person for any loss suffered by the Trust which arises out of any action or inaction of such Covered Person if such Covered Person, in good faith, determined that such course of conduct was in the best interest of the Trust and such course of conduct did not constitute negligence or misconduct of such Covered Person. Subject to the foregoing, neither the Managing Owner nor any other Covered Person shall be personally liable for the return or repayment of all or any portion of the capital or profits of any Limited Owner or assignee thereof, it being expressly agreed that any such return of capital or profits made pursuant to this Trust Agreement shall be made solely from the assets of the Trust without any rights of contribution from the Managing Owner or any other Covered Person.

SECTION 4.6 Indemnification of the Managing Owner.

(a) The Managing Owner shall be indemnified by the Trust or a Series thereof against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by it in connection with its activities for a particular Series of the Trust, provided that (i) the Managing Owner was acting on behalf of or performing services for the relevant Series and has determined, in good faith, that such course of conduct was in the best interests of the Series and such liability or loss was not the result of negligence, misconduct, or a breach of this Trust Agreement on the part of the Managing Owner and (ii) any such indemnification will only be recoverable from the Trust Estate. All rights to indemnification permitted herein and payment of associated expenses shall not be affected by the dissolution or other cessation to exist of the Managing Owner, or the withdrawal, adjudication of bankruptcy or insolvency of the Managing Owner, or the filing of a voluntary or involuntary petition in bankruptcy under Title 11 of the U.S. Code by or against the Managing Owner. Any indemnification under this Section 4.6(a), unless ordered by a court, shall be made by the Trust only as authorized in the specific case and only upon a determination by independent legal counsel in a written opinion that indemnification of the Managing Owner is proper in the circumstances because it has met the applicable standard of conduct set forth hereunder, it being understood that the source of payments made in respect of indemnification under this Trust Agreement shall be the assets of each Series on a pro rata basis, as the case may be.

(b) Notwithstanding the provisions of Section 4.6(a) above, the Managing Owner and any Person acting as broker-dealer for each Series shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and the court approves the indemnification of such expenses (including, without limitation, litigation costs), (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court approves the indemnification of such expenses (including, without limitation, litigation costs) or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made.

(c) In any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission, the position of the Massachusetts Securities Division, the Pennsylvania Securities Commission, the Tennessee Securities Division and the position of any other applicable state securities division which requires disclosure with respect to the issue of indemnification for securities law violations.

(d) The Trust shall not incur the cost of that portion of any insurance which insures any party against any liability, the indemnification of which is herein prohibited.

(e) Expenses incurred in defending a threatened or pending civil, administrative or criminal action suit or proceeding against the Managing Owner shall be paid by the Trust in advance of the final disposition of such action, suit or proceeding, if (i) the legal action relates to the performance of duties or services by the Managing Owner on behalf of the Trust or a particular Series of the Trust; (ii) the legal action is initiated by a third party who is not a Limited Owner or the legal action is initiated by a Limited Owner and a court of competent jurisdiction specifically approves such advance; and (iii) the Managing Owner undertakes to repay the advanced funds with interest to the Trust in cases in which it is not entitled to indemnification under this Section 4.6.

(f) The term “Managing Owner” as used only in this Section 4.6 shall include, in addition to the Managing Owner, any other Covered Person performing services on behalf of the Trust or any Series thereof and acting within the scope of the Managing Owner’s authority as set forth in this Trust Agreement.

(g) In the event the Trust or any Series is made a party to any claim, dispute, demand or litigation or otherwise incurs any loss, liability, damage, cost or expense as a result of or in connection with any Limited Owner’s (or assignee’s) obligations or liabilities unrelated to Trust business, such Limited Owner (or assignees cumulatively) shall indemnify, defend, hold harmless, and reimburse the Trust for all such loss, liability, damage, cost and expense incurred, including attorneys’ and accountants’ fees.

(h) The payment of any amount pursuant to this Section shall be subject to Section 3.6 with respect to the allocation of liabilities and other amounts, as appropriate, among the Series of the Trust.

SECTION 4.7 Expenses.

(a) The Managing Owner or an Affiliate of the Managing Owner shall be responsible for the payment of all Organization and Offering Expenses incurred in the creation of the Trust and each Series thereof and sale of Interests. Organization and Offering Expenses shall mean those expenses incurred in connection with the formation, qualification and registration of the Trust and the Interests and in offering, distributing and processing the Interests under applicable federal and state law, and any other expenses actually incurred and, directly or indirectly, related to the organization of the Trust or the initial and continuous offering of the Interests, including, but not limited to, expenses such as: (i) initial and ongoing registration fees, filing fees, escrow fees and taxes, (ii) costs of preparing, printing (including typesetting), amending, supplementing, mailing and distributing the Registration Statement, the Exhibits thereto and the Prospectus during the Initial and Continuous Offering Periods, (iii) the costs of qualifying, printing, (including typesetting), amending, supplementing, mailing and distributing sales materials used in connection with the offering and issuance of the Interests during the Initial and Continuous Offering Periods, (iv) travel, telegraph, telephone and other expenses in connection with the offering and issuance of the Interests during the Initial and Continuous Offering Periods, (v) accounting, auditing and legal fees (including disbursements related thereto) incurred in connection therewith, and (vi) any extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any permitted indemnification associated therewith) related thereto.

(b) All ongoing charges, costs and expenses of the Trust’s operation, including, but not limited to, the routine expenses associated with (i) preparation of monthly, annual and other reports required by applicable Federal and state regulatory authorities; (ii) Trust meetings and preparing, printing and mailing of proxy statements and reports to Interestholders; (iii) the payment of any distributions related to redemption of Interests; (iv) routine services of the Trustee, legal counsel, auditors and accountants, whether employed directly or by Affiliates of the Managing Owner; (v) postage, insurance and filing fees; (vi) client relations and services and (vii) computer equipment and system development shall be billed to and paid by the Managing Owner or an Affiliate of the Managing Owner. All ongoing expenses associated with (I) the fixed fee to be paid to the Managing Owner and/or its Affiliates consistent with applicable regulatory guidelines, (II) required payments to the Trust’s Trading Advisors and (III) extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) shall be billed to and/or paid by the appropriate Series of the Trust, subject to such other limitations as are set forth herein concerning the limitations on the Series’ liability for the liabilities of another Series.

(c) The Managing Owner or any Affiliate of the Managing Owner may only be reimbursed for the actual cost to the Managing Owner or such Affiliate of any expenses which it advances on behalf of the Trust or any series thereof for which payment one or more Series of the Trust is responsible. In addition, payment to the Managing Owner or such Affiliate for indirect expenses incurred in performing services for the Trust or any Series thereof, such as salaries and fringe benefits of officers and directors, rent or depreciation, utilities and other administrative items generally falling within the category of the Managing Owner’s “overhead,” is prohibited.

SECTION 4.8 Compensation to the Managing Owner. Except as provided in Section 4.7(b) (I) and 7.3 (with respect to the payment of redemption fees), the Managing Owner shall not, in its capacity as Managing Owner, receive any salary, fees, profits or distributions. The Managing Owner shall, in its capacity as an Interestholder, be entitled to receive allocations and distributions pursuant to the provisions of this Trust Agreement.

SECTION 4.9 Other Business of Interestholders. Except as otherwise specifically provided herein, any of the Interestholders and any shareholder, officer, director, employee or other person holding a legal or beneficial interest in an entity which is an Interestholder, may engage in or possess an interest in other business ventures of every nature and description, independently or with others, and the pursuit of such ventures, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. The Managing Owner and Affiliates of the Managing Owner shall not engage in a venture competitive with the Trust except as described in the Prospectus.

SECTION 4.10 Voluntary Withdrawal of the Managing Owner. The Managing Owner may withdraw voluntarily as the Managing Owner of the Trust only upon one hundred and twenty (120) days’ prior written notice to all Limited Owners and the Trustee and the prior approval of Limited Owners holding Interests equal to at least a majority (over 50%) of the Net Asset Value of each Series (excluding Interests held by the withdrawing Managing Owner). If the withdrawing Managing Owner is the last remaining Managing Owner, Limited Owners holding Interests equal to at least a majority (over 50%) of the Net Asset Value of each Series (not including Interests held by the Managing Owner) may vote to elect and appoint, effective as of a date on or prior to the withdrawal, a successor Managing Owner who shall carry on the business of the Trust. If the Managing Owner withdraws as Managing Owner and the Limited Owners or remaining Managing Owner elect to continue the Trust, the withdrawing Managing Owner shall pay all expenses incurred as a result of its withdrawal. In the event of its removal or withdrawal, the Managing Owner shall be entitled to a redemption of its Interest at the Net Asset Value of a Series thereof on the next Redemption Date following the date of removal or withdrawal.

SECTION 4.11 Authorization of Registration Statements. Each Limited Owner (or any permitted assignee thereof) hereby agrees that the Managing Owner is authorized to execute, deliver and perform the agreements, acts, transactions and matters contemplated hereby or described in or contemplated by the Registration Statements on behalf of the Trust without any further act, approval or vote of the Limited Owners of the Trust, notwithstanding any other provision of this Trust Agreement, the Business Trust Statute or any applicable law, rule or regulation.

SECTION 4.12 Litigation. The Managing Owner is hereby authorized to prosecute, defend, settle or compromise actions or claims at law or in equity as may be necessary or proper to enforce or protect the Trust’s interests. The Managing Owner shall satisfy any judgment, decree or decision of any court, board or authority having jurisdiction or any settlement of any suit or claim prior to judgment or final decision thereon, first, out of any insurance proceeds available therefor, next, out of the Trust’s assets and, thereafter, out of the assets (to the extent that it is permitted to do so under the various other provisions of this Agreement) of the Managing Owner.

ARTICLE V

TRANSFERS OF INTERESTS

SECTION 5.1 General Prohibition. A Limited Owner may not sell, assign, transfer or otherwise dispose of, or pledge, hypothecate or in any manner encumber any or all of his Interests or any part of his right, title and interest in the capital or profits of any Series in the Trust except as permitted in this Article V and any act in violation of this Article V shall not be binding upon or recognized by the Trust (regardless of whether the Managing Owner shall have knowledge thereof), unless approved in writing by the Managing Owner.

SECTION 5.2 Transfer of Managing Owner’s General Interests.

(a) Upon an Event of Withdrawal (as defined in Section 13.1), the Managing Owner’s General Interests shall be purchased by the Trust for a purchase price in cash equal to the Net Asset Value thereof. The Managing Owner will not cease to be a Managing Owner of the Trust merely upon the occurrence of its making an assignment for the benefit of creditors, filing a voluntary petition in bankruptcy, filing a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, filing an answer or other pleading admitting or failing to contest material allegations of a petition filed against it in any proceeding of this nature or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator for itself or of all or any substantial part of its properties.

(b) To the full extent permitted by law, and on sixty (60) days’ prior written notice to the Limited Owners, of their right to vote thereon, if the transaction is other than with an Affiliated entity, nothing in this Trust Agreement shall be deemed to prevent the merger of the Managing Owner with another corporation or other entity, the reorganization of the Managing Owner into or with any other corporation or other entity, the transfer of all the capital stock of the Managing Owner or the assumption of the Interests, rights, duties and liabilities of the Managing Owner by, in the case of a merger, reorganization or consolidation, the surviving corporation or other entity, by operation of law or the transfer of the Managing Owner’s Interests to an Affiliate of the Managing Owner. Without limiting the foregoing, none of the transactions referenced in the preceding sentence shall be deemed to be a Voluntary Withdrawal for purposes of Section 4.10 or an Event of Withdrawal or assignment of Interests for purposes of 5.2(a) or 5.2(c).

(c) Upon assignment of all of its Interests, the Managing Owner shall not cease to be a Managing Owner of the Trust, or to have the power to exercise any rights or powers as a Managing Owner, or to have liability for the obligations of the Trust under Section 1.7 hereof, until an additional Managing Owner, who shall carry on the business of the Trust, has been admitted to the Trust.

SECTION 5.3 Transfer of Limited Interests.

(a) Permitted assignees of the Limited Owners shall be admitted as substitute Limited Owners, pursuant to this Article V, only upon the consent of the Managing Owner, which may be withheld in the Managing Owner’s sole and absolute discretion. The parties hereto hereby agree that such restrictions are necessary and desirable in order to maintain each Series’ tax classification as a partnership, to avoid having any Series classified as a publicly traded partnership or to avoid adverse legal consequences to any Series in the Trust.

(i) A substituted Limited Owner is a permitted assignee that has been admitted to any Series as a Limited Owner with all the rights and powers of a Limited Owner hereunder. If all of the conditions provided in Section 5.3(b) below are satisfied, the Managing Owner shall admit permitted assignees into the Trust as Limited Owners by making an entry on the books and records of the Series reflecting that such permitted assignees have been admitted as Limited Owners, and such permitted assignees will be deemed Limited Owners at such time as such admission is reflected on the books and records of the Series.

(ii) A permitted assignee is a Person to whom a Limited Owner has assigned his Limited Interests with the consent of the Managing Owner, as provided below in Section 5.3(d), but who has not become a substituted Limited Owner. A permitted assignee shall have no right to vote, to obtain any information on or account of the Series’ transactions or to inspect the Series’ books, but shall only be entitled to receive the share of the profits, or the return of the Capital Contribution, to which his assignor would otherwise be entitled as set forth in Section 5.3(d) below to the extent of the Limited Interests assigned. Each Limited Owner agrees that any permitted assignee may become a substituted Limited Owner without the further act or consent of any Limited Owner, regardless of whether his permitted assignee becomes a substituted Limited Owner.

(iii) A Limited Owner shall bear all extraordinary costs (including attorneys’ and accountants’ fees), if any, related to any transfer, assignment, pledge or encumbrance of his Limited Interests.

(b) No permitted assignee of the whole or any portion of a Limited Owner’s Limited Interests shall have the right to become a substituted Limited Owner in place of his assignor unless all of the following conditions are satisfied:

(i) The written consent of the Managing Owner to such substitution shall be obtained, the granting or denial of which shall be within the sole and absolute discretion of the Managing Owner.

(ii) A duly executed and acknowledged written instrument of assignment has been filed with the Trust setting forth the intention of the assignor that the permitted assignee become a substituted Limited Owner in his place;

(iii) The assignor and permitted assignee execute and acknowledge and/or deliver such other instruments as the Managing Owner may deem necessary or desirable to effect such admission, including his execution, acknowledgment and delivery to the Managing Owner, as a counterpart to this Trust Agreement, of a Power of Attorney in the form set forth in the Subscription Agreement; and

(iv) Upon the request of the Managing Owner, an opinion of the Trust’s independent legal counsel is obtained to the effect that (A) the assignment will not jeopardize the Series’ tax classification as a partnership and (B) the assignment does not violate this Trust Agreement or the Business Trust Statute.

(c) Any Person admitted to any Series as an Interestholder shall be subject to all of the provisions of this Trust Agreement as if an original signatory hereto.

(d) (i) Subject to the provisions of Section 5.3(e) below, compliance with the suitability standards imposed by the Trust for the purchase of new Interests, applicable federal securities and state “Blue Sky” laws and the rules of any other applicable governmental authority, a Limited Owner shall have the right to assign all or any of his Limited Interests to any assignee by a written assignment (on a form acceptable to the Managing Owner) the terms of which are not in contravention of any of the provisions of this Trust Agreement, which assignment has been executed by the assignor and received by the Trust and recorded on the books thereof. An assignee of a Limited Interest (or any interest therein) will not be recognized as a permitted assignee without the consent of the Managing Owner, which consent the Managing Owner shall withhold only under the following circumstances: (A) if necessary, in the judgment of the Managing Owner (and upon receipt of an opinion of counsel to this effect), to preserve the classification of each Series of the Trust as a partnership for federal income tax purposes or to preserve the characterization or treatment of any Series’ income or loss; or (B) if such assignment is effectuated through an established securities market or a secondary market (or the substantial equivalent thereof). The Managing Owner shall withhold its consent to assignments made under the foregoing circumstances, and shall exercise such right by taking any actions as it seems necessary or appropriate in its reasonable discretion so that such transfers or assignments of rights are not in fact recognized, and the assignor or transferor continues to be recognized by the Trust as an Interestholder for all purposes hereunder, including the payment of any cash distribution. The Managing Owner shall incur no liability to any investor or prospective investor for any action or inaction by it in connection with the foregoing, provided it acted in good faith.

(ii) Except as specifically provided in this Trust Agreement, a permitted assignee of an Interest shall be entitled to receive distributions from the Series attributable to the Interest acquired by reason of such assignment from and after the effective date of the assignment of such Interest to him. The “effective date” of an assignment of a Limited Interest as used in this clause shall be the Dealing Day of the next succeeding week, provided the Managing Owner shall have been in receipt of the written instrument of assignment for at least five (5) Business Days prior thereto. If the assignee is (A) an ancestor or descendant of the Limited Owner, (B) the personal representative or heir of a deceased Limited Owner, (C) the trustee of a trust whose beneficiary is the Limited Owner or another person to whom a transfer could otherwise be made or (D) the shareholders, partners, or beneficiaries of a corporation, partnership or trust upon its termination or liquidation, then the “effective date” of an assignment of an Interest in the Trust shall be the first day of the week immediately following the week in which the written instrument of assignment is received by the Managing Owner.

(iii) Anything herein to the contrary notwithstanding, the Trust and the Managing Owner shall be entitled to treat the permitted assignor of such Interest as the absolute owner thereof in all respects, and shall incur no liability for distributions made in good faith to him, until such time as the written assignment has been received by, and recorded on the books of, the Trust.

(e) (i) No assignment or transfer of an Interest may be made which would result in the Limited Owners and permitted assignees of the Limited Owners owning, directly or indirectly, individually or in the aggregate, five percent (5%) or more of the stock of the Managing Owner or any related person as defined in Sections 267(b) and 707(b)(1) of the Code. If any such assignment or transfer would otherwise be made by bequest, inheritance of operation of law, the Interest transferred shall be deemed sold by the transferor to the Series immediately prior to such transfer in the same manner as provided in Section 5.3(e)(iii).

(ii) No assignment or transfer of an interest in any Series may be made which would contravene the NASAA Guidelines, as adopted in any state in which the proposed transferor and transferee reside including, without limitation, the restriction set forth in Paragraph F(2) of Article V thereof, which precludes any assignment (except for assignments by gift, inheritance, intra family assignment, family dissolutions and transfers to affiliates), which would result in either the assignee or the assignor holding Interests in any combination of Series valued at less than $5,000 (or $2,000 in the case of IRAs), provided, however, that this limitation shall not apply in respect of a Limited Owner wishing to assign its or his entire interest in all Series of the Trust.

(iii) Anything else to the contrary contained herein notwithstanding: (A) In any particular twelve (12) consecutive month period no assignment or transfer of an Interest may be made which would result in increasing the aggregate total of Interests previously assigned and/or transferred in said period to forty-nine percent (49%) or more of the outstanding Interests of any Series. This limitation is hereinafter referred to as the “forty-nine percent (49%) limitation”; (B) Clause (ii)(A) hereof shall not apply to a transfer by gift, bequest or inheritance, or a transfer to the Trust, and, for purposes of the forty-nine percent (49%) limitation, any such transfer shall not be treated as such; (C) If, after the forty-nine percent (49%) limitation is reached in any consecutive twelve (12) month period, a transfer of an Interest would otherwise take place by operation of law (but not including any transfer referred to in clause (iii)(B) hereof) and would cause a violation of the forty-nine percent (49%) limitation, then said Interest(s) shall be deemed to have been sold by the transferor to the Trust in liquidation of said Interest(s) immediately prior to such transfer for a liquidation price equal to the Net Asset Value of a Series of said Interest(s) on such date of transfer. The liquidation price shall be paid within ninety (90) days after the date of the transfer.

(f) The Managing Owner, in its sole discretion, may cause any Series to make, refrain from making, or once having made, to revoke, the election referred to in Section 754 of the Code, and any similar election provided by state or local law, or any similar provision enacted in lieu thereof.

(g) The Managing Owner, in its sole discretion, may cause any Series to make, refrain from making, or once having made, to revoke the election by a qualified fund under Section 988(c)(1)(E)(V), and any similar election provided by state or local law, or any similar provision enacted in lieu thereof.

(h) Each Limited Owner hereby agrees to indemnify and hold harmless the Trust and each Interestholder against any and all losses, damages, liabilities or expense (including, without limitation, tax liabilities or loss of tax benefits) arising, directly or indirectly, as a result of any transfer or purported transfer by such Limited Owner in violation of any provision contained in this Section 5.3.

ARTICLE VI

DISTRIBUTION AND ALLOCATIONS

SECTION 6.1 Capital Accounts. A capital account shall be established for each Interestholder on the books of the Series in which an Interest is owned Trust (such account sometimes hereinafter referred to as a “book capital account”). The initial balance of each Interestholder’s book capital account shall be the amount of his initial Capital Contribution to a Series.

SECTION 6.2 Weekly Allocations. As of the close of business (as determined by the Managing Owner) on the Valuation Point of each week during each Fiscal Year of the Trust, the following determinations and allocations shall be made:

(a) First, any increase or decrease in the Trust’s Net Asset Value of a Series as of such date as compared to the next previous determination of Net Asset Value of a Series shall be credited or charged to the book capital accounts of the Interestholders in the ratio that the balance of each Interestholder’s book capital account bears to the balance of all Interestholders’ book capital accounts; and

(b) Next, the amount of any distribution to be made to an Interestholder and any amount to be paid to an Interestholder upon redemption of his Interests shall be charged to that Interestholder’s book capital account as of the applicable record date and Redemption Date, respectively.

SECTION 6.3 Allocation of Profit and Loss for United States Federal Income Tax Purposes. As of the end of each Fiscal Year of each Series, the Series’ recognized profit and loss shall be allocated among the Interestholders pursuant to the following subparagraphs for federal income tax purposes. Except as otherwise provided herein, such allocations of profit and loss shall be pro rata from Disposition Gain (or Disposition Loss) and Profits (or Losses).

(a) First, the Profits or Losses of the Series shall be allocated pro rata among the Interestholders based on their respective book capital accounts as of the last day of each week in which such Profits or Losses accrued.

(b) Next, Disposition Gain or Disposition Loss from the Series’ trading activities for each Fiscal Year of the Trust shall be allocated among the Interestholders as follows:

(i) There shall be established a tax capital account with respect to each outstanding Interest. The initial balance of each tax capital account shall be the amount paid by the Interestholder to the Series for the Interest. Tax capital accounts shall be adjusted as of the end of each Fiscal Year as follows: (A) Each tax capital account shall be increased by the amount of income (Profits or Disposition Gain) which shall have been allocated to the Interestholder who shall hold the Interest pursuant to Section 6.3(a) above and Sections 6.3(b)(ii) and 6.3(b)(iii) below; (B) Each tax capital account shall be decreased by the amount of expense or loss (Losses or Disposition Losses) which shall have been allocated to the Interestholder who shall hold the Interest pursuant to Section 6.3(a) above and Sections 6.3(b)(iv) and 6.3(b)(v) below and by the amount of any distribution which shall have been received by the Interestholder with respect to the Interest (other than on redemption of Interests); and (C) If an Interest is redeemed, the tax capital account with respect to such Interest shall be eliminated on the Redemption Date.

(ii) Disposition Gain realized during any week shall be allocated first among all Interestholders whose book capital accounts shall be in excess of their Interests’ tax capital accounts (after making the adjustments, other than adjustments resulting from the allocations to be made pursuant to this Section 6.3(b)(ii) for the current week, described in Section 6.3(b)(i) above) in the ratio that each such Interestholder’s excess shall bear to all such Interestholder’s excesses.

(iii) Disposition Gain realized during any week that remains after the allocation pursuant to Section 6.3(b)(ii) above shall be allocated to those Interestholders who were Interestholders during such week in the ratio that each such Interestholder’s book capital account bears to all such Interestholders’ book capital accounts for such week.

(iv) Disposition Loss realized during any week shall be allocated first among all Interestholders whose Interests’ tax capital accounts shall be in excess of their book capital accounts (after making the adjustments, other than adjustments resulting from the allocations to be made pursuant to this Section 6.3(b)(iv) for the current week, described in Section 6.3(b)(i) above) in the ratio that each such Interestholder’s excess shall bear to all such Interestholders’ excesses.

(v) Disposition Loss realized during any week that remains after the allocation pursuant to Section 6.3(b)(iv) above shall be allocated to those Interestholders who were Interestholders during such week in the ratio that each such Interestholder’s book capital account bears to all such Interestholders’ book capital accounts for such calendar week.

(c) The tax allocations prescribed by this Section 6.3 shall be made to each holder of an Interest whether or not the holder is a substituted Limited Owner. For purposes of this Section 6.3, tax allocations shall be made to the Managing Owner’s Interests on an Interest-equivalent basis.

(d) The allocation of income and loss (and items thereof) for federal income tax purposes set forth in this Section 6.3 is intended to allocate taxable income and loss among Interestholders generally in the ratio and to the extent that net profit and net loss shall be allocated to such Interestholders under Section 6.2 so as to eliminate, to the extent possible, any disparity between an Interestholder’s book capital account and his tax capital account, consistent with the principles set forth in Sections 704(b) and (c)(2) of the Code.

(e) Notwithstanding this Section 6.3, if after taking into account any distributions to be made with respect to such Interest for the relevant period pursuant to Section 6.4 herein, any allocation would produce a deficit in the book capital account of an Interest, the portion of such allocation that would create such a deficit shall instead be allocated pro rata to the book capital accounts of the other Interests held by the same Interestholder (subject to the same limitation) and, as to any balance, shall be allocated pro rata to the book capital accounts of all the remaining Interestholders (subject to the same limitation).

SECTION 6.4 Allocation of Distributions. Initially, distributions shall be made by the Managing Owner, and the Managing Owner shall have sole discretion in determining the amount and frequency of distributions, other than redemptions, which a Series shall make with respect to the Interests; provided, however, that a Series shall not make any distribution that violates the Business Trust Statute. The aggregate distributions made in a Fiscal Year (other than distributions on termination, which shall be allocated in the manner described in Article VIII) shall be allocated among the holders of record of Interests in the ratio in which the number of Interests held of record by each of them bears to the number of Interests held of record by all of the Interestholders as of the record date of such distribution; provided, further, however, that any distribution made in respect of an Interest shall not exceed the book capital account for such Interest.

SECTION 6.5 Admissions of Interestholders; Transfers. For purposes of this Article VI, Interestholders shall be deemed admitted, and a tax and book capital account shall be established in respect of the Interests acquired by such Interestholder or in respect of additional Interests acquired by an existing Interestholder, as of the Dealing Day following the week in which such Interestholder’s Subscription Agreement or Exchange Request, as the case may be, is received, provided the Managing Owner shall have been in receipt of such Subscription Agreement or Exchange Request for at least five (5) Business Days, or in which the transfer of

Interests to such Interestholder is recognized, except that persons accepted as subscribers to the Trust pursuant to Section 3.2(b) shall be deemed admitted on the date determined pursuant to such Section. Any Interestholder to whom an Interest had been transferred shall succeed to the tax and book capital accounts attributable to the Interest transferred.

SECTION 6.6 Liability for State and Local and Other Taxes. In the event that any Series shall be separately subject to taxation by any state or local or by any foreign taxing authority, the Series shall be obligated to pay such taxes to such jurisdiction. In the event that the Series shall be required to make payments to any Federal, state or local or any foreign taxing authority in respect of any Interestholder’s allocable share of Series income, the amount of such taxes shall be considered a loan by the Series to such Interestholder, and such Interestholder shall be liable for, and shall pay to the Series, any taxes so required to be withheld and paid over by the Series within ten (10) days after the Managing Owner’s request therefor. Such Interestholder shall also be liable for (and the Managing Owner shall be entitled to redeem additional Interests of the foreign Interestholder as necessary to satisfy) interest on the amount of taxes paid over by the Series to the IRS or other taxing authority, from the date of the Managing Owner’s request for payment to the date of payment or the redemption, as the case may be, at the rate of two percent (2%) over the prime rate charged from time to time by Citibank, N.A. The amount, if any, payable by the Series to the Interestholder in respect of its Interests so redeemed, or in respect of any other actual distribution by the Series to such Interestholder, shall be reduced by any obligations owed to the Series by the Interestholder, including, without limitation, the amount of any taxes required to be paid over by the Series to the IRS or other taxing authority and interest thereon as aforesaid. Amounts, if any, deducted by the Series from any actual distribution or redemption payment to such Interestholder shall be treated as an actual distribution to such Interestholder for all purposes of this Trust Agreement.

ARTICLE VII

REDEMPTIONS

SECTION 7.1 Redemption of Interests. The Interestholders recognize that the profitability of any Series depends upon long-term and uninterrupted investment of capital. It is agreed, therefore, that Series profits and gains may be automatically reinvested, and that distributions, if any, of profits and gains to the Interestholders will be on a limited basis. Nevertheless, the Interestholders contemplate the possibility that one or more of the Limited Owners may elect to realize and withdraw profits, or withdraw capital through the redemption of Interests prior to the dissolution of a Series. In that regard and subject to the provisions of Section 4.2(h):

(a) Subject to the conditions set forth in this Article VII, each Limited Owner (or any permitted assignee thereof) shall have the right to redeem a Limited Interest or portion thereof on the first Dealing Day following the date the Managing Owner is in receipt of an acceptable form of written notice of redemption for at least five (5) Business Days (a “Redemption Date”). Interests will be redeemed on a “first in, first out” basis based on time of receipt of redemption requests at a redemption price equal to the Net Asset Value of a Series per Interest calculated as of the Valuation Point immediately preceding the applicable Redemption Date. If an Interestholder (or permitted assignee thereof) is permitted to redeem any or all of his Interests as of a date other than a Redemption Date, such adjustments in the determination and allocation among the Interestholders of Disposition Gain, Disposition Loss, Profits, Losses and items of income or deduction for tax accounting purposes shall be made as are necessary or appropriate to reflect and give effect to the redemption.

(b) The value of an Interest for purposes of redemption shall be the book capital account balance of such Interest at the Valuation Point immediately preceding the Redemption Date, less any amount owing by such Limited Owner (and his permitted assignee, if any) to the Trust pursuant to Sections 4.6(g), 5.3(h) or 6.6 of this Trust Agreement. If redemption of an Interest shall be requested by a permitted assignee, all amounts which shall be owed to the Trust under Sections 4.6(g), 5.3(h) or 6.6 hereof by the Interestholder of record, as well as all amounts which shall be owed by all permitted assignees of such Interests, shall be deducted from the Net Asset Value of a Series of such Interests upon redemption.

(c) The effective date of redemption shall be the Redemption Date, and payment of the value of the redeemed Interests (except for Interests redeemed as part of an Exchange as provided in Section 7.4) generally shall be made within ten (10) Business Days following the Redemption Date; provided, that all liabilities, contingent or otherwise, of the Trust or any Series in the Trust, except any liability to Interestholders on account of their Capital Contributions, have been paid or there remains property of the Series sufficient to pay them; and provided further, that under extraordinary circumstances as may be determined by the Managing Owner in its sole discretion, including, but not limited to, the inability to liquidate Commodity positions as of such Redemption Date, or default or delay in payments due the Trust from commodity brokers, banks or other Persons, or significant administrative hardship, the Trust may in turn delay payment to Limited Owners requesting redemption of Interests of the proportionate part of the value of redeemed Interests represented by the sums which are the subject of such default or delay, in which event payment for redemption of such Interests will be made to Limited Owners as soon thereafter as is practicable. A Limited Owner may revoke his notice of intent to redeem on or prior to the Redemption Date by written instructions to the Managing Owner. If a Limited Owner revokes his notice of intent to redeem and thereafter wishes to redeem, such Limited Owner will be required to submit written notice thereof in accordance with Section 7.1(d) and will be redeemed on the first Redemption Date to occur after the Managing Owner shall have been in receipt of such written notice for at least five (5) Business Days.

(d) A Limited Owner (or any permitted assignee thereof) wishing to redeem Interests must provide the Managing Owner with written notice of his intent to redeem, which notice shall specify the name and address of the redeeming Limited Owner and the amount of Limited Interests sought to be redeemed. The notice of redemption shall be in the form annexed to the Prospectus or in any other form acceptable to the Managing Owner and shall be mailed or delivered to the principal place of business of the Managing Owner. Such notice must include representations and warranties that the redeeming Limited Owner (or any permitted assignee thereof) is the lawful and beneficial owner of the Interests to be redeemed and that such Interests are not subject to any pledge or otherwise encumbered in any fashion. In certain circumstances, the Trust may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority. Limited Owners requesting redemption shall be notified in writing within five (5) Business Days following the Redemption Date whether or not their Interests will be redeemed, unless payment for the redeeming Interests is made within that five (5) Business Day period, in which case the notice of acceptance of the redemption shall not be required.

(e) The Managing Owner may suspend temporarily any redemption if the effect of such redemption, either alone or in conjunction with other redemptions, would be to impair the Trust’s ability to operate in pursuit of its objectives. In addition, the Managing Owner may mandatorily redeem Interests pursuant to Section 4.2(h).

(f) Interests that are redeemed shall be extinguished and shall not be retained or reissued by the Trust or any Series.

(g) Except as discussed above, all requests for redemption in proper form will be honored, and the Series’ positions will be liquidated to the extent necessary to discharge its liabilities on the Redemption Date.

SECTION 7.2 Redemption by the Managing Owner. Notwithstanding any provision in this Trust Agreement to the contrary, for so long as it shall act as the Trust’s Managing Owner, the Managing Owner shall not transfer or redeem any of its General Interests to the extent that any such transfer or redemption would result in the Managing Owner and/or its Affiliates having less than a one percent (1%) interest in the Trust.

SECTION 7.3 Redemption Fee. The Managing Owner will receive a redemption fee, as provided in the Prospectus, of percentage of the Net Asset Value of an Interest of any Series redeemed during the first and second successive six-month periods following the effective date of its purchase. This redemption fee will not be charged if the Limited Owner simultaneously (i) exchanges the redeemed Interest or portion thereof for an Interest of equal value in another Series, or (ii) invests the redemption proceeds in another futures fund sponsored by the Managing Owner and/or its Affiliates.

SECTION 7.4 Exchange of Interests. Interests in one Series may be exchanged, without applicability of redemption fees, for Interests of equivalent value of any other Series (an “Exchange”) on any Dealing Day, subject to the conditions on Redemptions in this Article VII, except that an Exchange will be made on the first Dealing Day following the date the Managing Owner is in receipt of an Exchange Request for at least five (5) Business Days.

ARTICLE VIII

THE LIMITED OWNERS

SECTION 8.1 No Management or Control; Limited Liability. The Limited Owners shall not participate in the management or control of the Trust’s business nor shall they transact any business for the Trust or any Series thereof or have the power to sign for or bind the Trust or any Series thereof, said power being vested solely and exclusively in the Managing Owner. Except as provided in Section 8.3 hereof, no Limited Owner shall be bound by, or be personally liable for, the expenses, liabilities or obligations of the Trust in excess of his Capital Contribution plus his share of the Trust Estate of any Series in which such Limited Owners owns an Interest and profits remaining in the Series, if any. Except as provided in Section 8.3 hereof, each Limited Interest owned by a Limited Owner shall be fully paid and no assessment shall be made against any Limited Owner. No salary shall be paid to any Limited Owner in his capacity as a Limited Owner, nor shall any Limited Owner have a drawing account or earn interest on his contribution.

SECTION 8.2 Rights and Duties. The Limited Owners shall have the following rights, powers, privileges, duties and liabilities:

(a) The Limited Owners shall have the right to obtain information of all things affecting the Trust (or any Series thereof in which it holds an Interest), provided that such is for a purpose reasonably related to the Limited Owner’s interest as a beneficial owner of the Trust, including, without limitation, such reports as are set forth in Article IX and such information as is set forth in Section 4.3(l) hereof. In the event that the Managing Owner neglects or refuses to produce or mail to a Limited Owner a copy of the information set forth in Section 4.3(l) hereof, the Managing Owner shall be liable to such Limited Owner for the costs, including reasonable attorney’s fees, incurred by such Limited Owner to compel the production of such information, and for any actual damages suffered by such Limited Owner as a result of such refusal or neglect; provided, however, it shall be a defense of the Managing Owner that the actual purpose of the Limited Owner’s request for such information was not reasonably related to the Limited Owner’s interest as a beneficial owner in the Trust (e.g., to secure such information in order to sell it, or to use the same for a commercial purpose unrelated to the participation of such Limited Owner in the Trust). The foregoing rights are in addition to, and do not limit, other remedies available to Limited Owners under federal or state law.

(b) The Limited Owners shall receive from the Series in which they hold Interests, the share of the distributions provided for in this Trust Agreement in the manner and at the times provided for in this Trust Agreement.

(c) Except for the Limited Owners’ redemption rights set forth in Article VII hereof or upon a mandatory redemption effected by the Managing Owner pursuant to Section 4.2(h) hereof, Limited Owners shall have the right to demand the return of their capital account only upon the dissolution and winding up of the Series in which they hold Interests and only to the extent of funds available therefor. In no event shall a Limited Owner be entitled to demand or receive property other than cash. Except with respect to Series or class differences, no Limited Owner shall have priority over any other Limited Owner either as to the return of capital or as to profits, losses or distributions. No Limited Owner shall have the right to bring an action for partition against the Trust.

(d) Limited Owners holding Interests representing at least a majority (over 50%) in Net Asset Value of each affected Series (not including Interests held by the Managing Owner and its Affiliates, including the commodity broker) voting separately as a class may vote to (i) continue the Series as provided in Section 13.1(b), (ii) approve the voluntary withdrawal of the Managing Owner and elect a successor Managing Owner as provided in Section 4.10, (iii) remove the Managing Owner on reasonable prior written notice to the Managing Owner, (iv) elect and appoint one or more additional Managing Owners or consent to such matters as are set forth in Section 5.2(b), (v) approve a material change in the trading policies of a Series, or the brokerage fees paid by a Series, as set forth in the Prospectus, which change shall not be effective without the prior written approval of such majority, (vi) approve the termination of any agreement entered into between the Trust and the Managing Owner or any Affiliate of the Managing Owner for any reason, without penalty, (vii) approve amendments to this Trust Agreement as set forth in Section 11.1 hereof, and (viii) terminate the Series as provided in Section 13.1(g), and in the case of (iv), (v) and (vi) in each instance on sixty (60) days’ prior written notice.

Except as set forth above, the Limited Owners shall have no voting or other rights with respect to the Trust. Prior to the exercise by the Limited Owners of the rights set forth in Section 8.2(d), the Trust will, if practicable, provide the Limited Owners with an opinion of independent legal counsel in each state where the Trust may be deemed to be conducting its business with respect to whether or not such exercise would constitute such participation in the control of the Trust business as would adversely affect the Limited Owners limited liability under the laws of such state.

SECTION 8.3 Limitation on Liability.

(a) Except as provided in Sections 4.6(g), 5.3(h) and 6.6 hereof, and as otherwise provided under Delaware law, the Limited Owners shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware and no Limited Owner shall be liable for claims against, or debts of any Series of the Trust in excess of his Capital Contribution to that Series and his share of the Trust Estate and undistributed profits, except in the event that the liability is founded upon misstatements or omissions contained in such Limited Owner’s Subscription Agreement delivered in connection with his purchase of Interests. In addition, and subject to the exceptions set forth in the immediately preceding sentence, the Trust shall not make a claim against a Limited Owner with respect to amounts distributed to such Limited Owner or amounts received by such Limited Owner upon redemption unless, under Delaware law, such Limited Owner is liable to repay such amount.

(b) The Trust shall indemnify, on a pro rata basis among Series, to the full extent permitted by law and the other provisions of this Agreement, and to the extent of the Trust Estate, each Limited Owner (excluding the Managing Owner to the extent of its ownership of any Limited Interests) against any claims of liability asserted against such Limited Owner solely because he is a beneficial owner of one or more Series’ Interests (other than for taxes for which such Limited Owner is liable under Section 6.6 hereof).

(c) Every written note, bond, contract, instrument, certificate or undertaking made or issued by the Managing Owner shall give notice to the effect that the same was executed or made by or on behalf of the Trust and that the obligations of such instrument are not binding upon the Limited Owners individually but are binding only upon the assets and property of the Trust, and no resort shall be had to the Limited Owners’ personal property for satisfaction of any obligation or claim thereunder, and appropriate references may be made to this Trust Agreement and may contain any further recital which the Managing Owner deems appropriate, but the omission thereof shall not operate to bind the Limited Owners individually or otherwise invalidate any such note, bond, contract, instrument, certificate or undertaking. Nothing contained in this Section 8.3 shall diminish the limitation on the liability of each Series to the extent set forth in Section 3.5 and 3.6 hereof.

ARTICLE IX

BOOKS OF ACCOUNT AND REPORTS

SECTION 9.1 Books of Account. Proper books of account for each Series shall be kept and shall be audited annually by an independent certified public accounting firm selected by the Managing Owner in its sole discretion, and there shall be entered therein all transactions, matters and things relating to the Series’ business as are required by the CE Act and regulations promulgated thereunder, and all other applicable rules and regulations, and as are usually entered into books of account kept by Persons engaged in a business of like character. The books of account shall be kept at the principal office of the Trust and each Limited Owner (or any duly constituted designee of a Limited Owner) shall have, at all times during normal business hours, free access to and the right to inspect and copy the same for any purpose reasonably related to the Limited Owner’s interest as a beneficial owner of any Series, including such access as is required under CFTC rules and regulations. Such books of account shall be kept, and each Series shall report its Profits and Losses on, the accrual method of accounting for financial accounting purposes on a Fiscal Year basis as described in Article X.

SECTION 9.2 Annual Reports and Monthly Statements. Each Limited Owner shall be furnished as of the end of each month and as of the end of each Fiscal Year with (a) such reports (in such detail) as are required to be given to Limited Owners by the CFTC and the NFA, (b) any other reports (in such detail) required by any other governmental authority which has jurisdiction over the activities of the Trust and (c) any other reports or information which the Managing Owner, in its discretion, determines to be necessary or appropriate.

SECTION 9.3 Tax Information. Appropriate tax information (adequate to enable each Limited Owner to complete and file his federal tax return) shall be delivered to each Limited Owner as soon as practicable following the end of each Fiscal Year but generally no later than March 15.

SECTION 9.4 Calculation of Net Asset Value of a Series. Net Asset Value of a Series will be estimated as required. Upon request, on any Business Day, the Managing Owner shall make available to any Limited Owner the estimated Net Asset Value of a Series per Interest. Each Limited Owner shall be notified of any decline in the estimated Net Asset Value of a Series per Interest to less than 50% of the Net Asset Value of a Series per Interest as of the last day of the preceding month within seven (7) Business Days of such occurrence. Included in such notification shall be a description of the Limited Owners’ voting rights as set forth in Section 8.2 hereof.

SECTION 9.5 Other Reports. The Managing Owner shall send such other reports and information, if any, to the Limited Owners as it may deem necessary or appropriate. Each Limited Owner shall be notified of (a) any material change in the terms of the Advisory Agreement, including any change in the Trading Advisor or any modification in connection with the method of calculating the incentive fee; (b) any change of Trustee; (c) any other material change affecting the compensation of any party within seven (7) Business Days of such occurrence; and (d) a description of any material effect on the Interests such changes may have. Included in such notification shall be a description of the Limited Owners’ voting rights as set forth in Section 8.2 hereof and redemption rights as set forth in Section 7.1 hereof. In addition, the Managing Owner shall submit to the Securities Administrator of any State having jurisdiction over the Trust any information required to be filed with such Administrator, including, but not limited to, reports and statements required to be distributed to the Limited Owners.

SECTION 9.6 Maintenance of Records. The Managing Owner shall maintain (a) for a period of at least eight (8) Fiscal Years all books of account required by Section 9.1 hereof; a list of the names and last known address of, and number of Interests owned by, all Interestholders, a copy of the Certificate of Trust and all certificates of amendment thereto, together with executed copies of any powers of attorney pursuant to which any certificate has been executed; copies of the Series’ federal, state and local income tax returns and reports, if any; and a record of the information obtained to indicate that a Limited Owner meets the investor suitability standards set forth in the Prospectus, and (b) for a period of at least six (6) Fiscal Years copies of any effective written trust agreements, subscription agreements and any financial statements of the Trust.

SECTION 9.7 Certificate of Trust. Except as otherwise provided in the Business Trust Statute or this Trust Agreement, the Managing Owner shall not be required to mail a copy of any Certificate of Trust filed with the Secretary of State of the State of Delaware to each Limited Owner; however, such certificates shall be maintained at the principal office of the Trust and shall be available for inspection and copying by the Limited Owners in accordance with this Trust Agreement. The Certificate of Trust shall not be amended in any respect if the effect of such amendment is to diminish the limitation on interseries liability under Section 3804 of the Business Trust Statute.

SECTION 9.8 Registration of Interests. Subject to Section 4.3(l) hereof, the Managing Owner shall keep, at the Trust’s principal place of business, an Interest Register in which, subject to such reasonable regulations as it may provide, it shall provide for the registration of Interests and of transfers of Interests. Subject to the provisions of Article V, the Managing Owner may treat the Person in whose name any Interest shall be registered in the Interest Register as the Interestholder of such Interest for the purpose of receiving distributions pursuant to Article VI and for all other purposes whatsoever.

ARTICLE X

FISCAL YEAR

SECTION 10.1 Fiscal Year. The Fiscal Year shall begin on the 1st day of January and end on the 31st day of December of each year. The first Fiscal Year of the Trust shall commence on the date of filing of the Certificate of Trust and end on the 31st day of December 1997. The Fiscal Year in which any Series in the Trust shall terminate shall end on the date of termination of the Series.

ARTICLE XI

AMENDMENT OF TRUST AGREEMENT; MEETINGS

SECTION 11.1 Amendments to the Trust Agreement.

(a) Amendments to this Trust Agreement may be proposed by the Managing Owner or by Limited Owners holding Interests equal to at least ten percent (10%) of the Net Asset Value of each Series of the Trust, unless the proposed amendment affects only certain Series, in which case such amendment may be proposed by Limited Owners holding Interests equal to at least ten percent (10%) of Net Asset Value of a Series of each affected Series. Following such proposal, the Managing Owner shall submit to the Limited Owners of each affected Series a verbatim statement of any proposed amendment, and statements concerning the legality of such amendment and the effect of such amendment on the limited liability of the Limited Owners. The Managing Owner shall include in any such submission its recommendations as to the proposed amendment. The amendment shall become effective only upon the written approval or affirmative vote of Limited Owners holding Interests equal to at least a majority (over 50%) of the Net Asset Value of a Series (excluding Interests held by the Managing Owner and its Affiliates) of the Trust or, if the proposed amendment affects only certain Series, of each affected Series, or such higher percentage as may be required by applicable law, and upon receipt of an opinion of independent legal counsel as set forth in Section 8.2 hereof and to the effect that the amendment is legal, valid and binding and will not adversely affect the limitations on liability of the Limited Owners as described in Section 8.3 of this Trust Agreement. Notwithstanding the foregoing, where any action taken or authorized pursuant to any provision of this Trust Agreement requires the approval or affirmative vote of Limited Owners holding a greater interest in Limited Interests than is required to amend this Trust Agreement under this Section 11.1, and/or the approval or affirmative vote of the Managing Owners, an amendment to such provision(s) shall be effective only upon the written approval or affirmative vote of the minimum number of Interestholders which would be required to take or authorize such action, or as may otherwise be required by applicable law, and upon receipt of an opinion of independent legal counsel as set forth above in this Section 11.1. In addition, except as otherwise provided below, reduction of the capital account of any assignee or modification of the percentage of Profits, Losses or distributions to which an assignee is entitled hereunder shall not be affected by amendment to this Trust Agreement without such assignee’s approval.

(b) Notwithstanding any provision to the contrary contained in Section 11.1(a) hereof, the Managing Owner may, without the approval of the Limited Owners, make such amendments to this Trust Agreement which (i) are necessary to add to the representations, duties or obligations of the Managing Owner or surrender any right or power granted to the Managing Owner herein, for the benefit of the Limited Owners, (ii) are necessary to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or in the Prospectus, or to make any other provisions with respect to matters or questions arising under this Trust Agreement or the Prospectus which will not be inconsistent with the provisions of the Trust Agreement or the Prospectus, or (iii) the Managing Owner deems advisable, provided, however, that no amendment shall be adopted pursuant to this clause (iii) unless the adoption thereof (A) is not adverse to the interests of the Limited Owners; (B) is consistent with Section 4.1 hereof; (C) except as otherwise provided in Section 11.1(c) below, does not affect the allocation of Profits and Losses among the Limited Owners or between the Limited Owners and the Managing Owner; and (D) does not adversely affect the limitations on liability of the Limited Owners, as described in Article VIII hereof or the status of the each Series as a partnership for federal income tax purposes.

(c) Notwithstanding any provision to the contrary contained in Sections 11.1(a) and (b) hereof, the Managing Owner may, without the approval of the Limited Owners, amend the provisions of Article VI of this Trust Agreement relating to the allocations of Profits, Losses, Disposition Gain, Disposition Loss and distributions among the Interestholders if the Trust is advised at any time by the Trust’s accountants or legal counsel that the allocations provided in Article VI of this Trust Agreement are unlikely to be respected for federal income tax purposes, either because of the promulgation of new or revised Treasury Regulations under Section 704 of the Code or other developments in the law. The Managing Owner is empowered to amend such provisions to the minimum extent necessary in accordance with the advice of the accountants and counsel to effect the allocations and distributions provided in this Trust Agreement. New allocations made by the Managing Owner in reliance upon the advice of the accountants or counsel described above shall be deemed to be made pursuant to the obligation of the Managing Owner to the Trust and the Limited Owners, and no such new allocation shall give rise to any claim or cause of action by any Limited Owner.

(d) Upon amendment of this Trust Agreement, the Certificate of Trust shall also be amended, if required by the Business Trust Statute, to reflect such change.

(e) No amendment shall be made to this Trust Agreement without the consent of the Trustee if such amendment adversely affects any of the rights, duties or liabilities of the Trustee; provided, however, that the Trustee may not withhold its consent for any action which the Limited Owners are permitted to take under Section 8.2(d) above. The Trustee shall execute and file any amendment to the Certificate of Trust if so directed by the Managing Owner or if such amendment is required in the opinion of the Trustee.

(f) No provision of this Agreement may be amended, waived or otherwise modified orally but only by a written instrument adopted in accordance with this Section

SECTION 11.2 Meetings of the Trust. Meetings of the Interestholders of the Trust or any Series thereof may be called by the Managing Owner and will be called by it upon the written request of Limited Owners holding Interests equal to at least ten percent (10%) of the Net Asset Value of a Series of the Trust or any Series thereof. Such call for a meeting shall be deemed to have been made upon the receipt by the Managing Owner of a written request from the requisite percentage of Limited Owners. The Managing Owner shall deposit in the United States mails, within fifteen (15) days after receipt of said request, written notice to all Interestholders of the Trust or any Series thereof of the meeting and the purpose of the meeting, which shall be held on a date, not less than thirty (30) nor more than sixty (60) days after the date of mailing of said notice, at a reasonable time and place. Any notice of meeting shall be accompanied by a description of the action to be taken at the meeting and an opinion of independent counsel as to the effect of such proposed action on the liability of Limited Owners for the debts of the Trust. Interestholders may vote in person or by proxy at any such meeting.

SECTION 11.3 Action Without a Meeting. Any action required or permitted to be taken by Interestholders by vote may be taken without a meeting by written consent setting forth the actions so taken. Such written consents shall be treated for all purposes as votes at a meeting. If the vote or consent of any Interestholder to any action of the Trust or any Interestholder, as contemplated by this Agreement, is solicited by the Managing Owner, the solicitation shall be effected by notice to each Interestholder given in the manner provided in Section 15.4. The vote or consent of each Interestholder so solicited shall be deemed conclusively to have been cast or granted as requested in the notice of solicitation, whether or not the notice of solicitation is actually received by that Interestholder, unless the Interestholder expresses written objection to the vote or consent by notice given in the manner provided in Section 15.4 below and actually received by the Trust within 20 days after the notice of solicitation is effected. The Managing Owner and all persons dealing with the Trust shall be entitled to act in reliance on any vote or consent which is deemed cast or granted pursuant to this Section and shall be fully indemnified by the Trust in so doing. Any action taken or omitted in reliance on any such deemed vote or consent of one or more Interestholders shall not be void or voidable by reason of timely communication made by or on behalf of all or any of such Interestholders in any manner other than as expressly provided in Section 15.4.

ARTICLE XII

TERM

SECTION 12.1 Term. The term for which the Trust and each Series is to exist shall commence on the date of the filing of the Certificate of Trust, and shall expire on December 31, 2047, unless sooner terminated pursuant to the provisions of Article XIII hereof or as otherwise provided by law.

ARTICLE XIII

TERMINATION

SECTION 13.1 Events Requiring Dissolution of the Trust or any Series. The Trust or, as the case may be, any Series thereof shall dissolve at any time upon the happening of any of the following events:

(a) The expiration of the Trust term as provided in Article XII hereof.

(b) The filing of a certificate of dissolution or revocation of the Managing Owner’s charter (and the expiration of 90 days after the date of notice to the Managing Owner of revocation without a reinstatement of its charter) or upon the withdrawal, removal, adjudication or admission of bankruptcy or insolvency of the Managing Owner (each of the foregoing events an “Event of Withdrawal”) unless (i) at the time there is at least one remaining Managing Owner and that remaining Managing Owner carries on the business of the Trust and each Series or (ii) within ninety (90) days of such Event of Withdrawal all the remaining Interestholders agree in writing to continue the business of the Trust and each Series and to select, effective as of the date of such event, one or more successor Managing Owners. If the Trust is terminated as the result of an Event of Withdrawal and a failure of all remaining Interestholders to continue the business of the Trust and to appoint a successor Managing Owner as provided in clause (b)(ii) above, within one hundred and twenty (120) days of such Event of Withdrawal, Limited Owners holding Interests representing at least a majority (over 50%) of the Net Asset Value of each Series (not including Interests held by the Managing Owner and its Affiliates) may elect to continue the business of the Trust and each Series thereof by forming a new business trust (the “Reconstituted Trust”) on the same terms and provisions as set forth in this Trust Agreement (whereupon the parties hereto shall execute and deliver any documents or instruments as may be necessary to reform the Trust). Any such election must also provide for the election of a Managing Owner to the Reconstituted Trust. If such an election is made, all Limited Owners of the Trust shall be bound thereby and continue as Limited Owners of the Reconstituted Trust.

(c) The occurrence of any event which would make unlawful the continued existence of the Trust or any Series thereof, as the case may be.

(d) The failure to sell the Subscription Minimums (as defined in the Prospectus) of all Series or any number of Series to at least 150 subscribers during the Initial Offering Period.

(e) In the event of the suspension, revocation or termination of the Managing Owner’s registration as a commodity pool operator under the CE Act, or membership as a commodity pool operator with the NFA unless at the time there is at least one remaining Managing Owner whose registration or membership has not been suspended, revoked or terminated.

(f) The Trust or, as the case may be, any Series becomes insolvent or bankrupt.

(g) The Limited Owners holding Interests representing at least a majority (over 50%) of the Net Asset Value of a Series (which excludes the Interests of the Managing Owner) vote to dissolve the Series, notice of which is sent to the Managing Owner not less than ninety (90) Business Days prior to the effective date of such Series’ termination.

(h) The Limited Owners of each Series holding Interests representing at least a majority (over 50%) of the Net Asset Value of the Series (which excludes the Interests of the Managing Owner) vote to dissolve the Trust, notice of which is sent to the Managing Owner not less than ninety (90) Business Days prior to the effective date of such terminations.

(i) The decline of the Net Asset Value of a Series of the Trust Estate by fifty percent (50%) from the Net Asset Value of a Series of the Trust Estate (i) at the commencement of the Series’ trading activities or (ii) on the first day of a fiscal year, in each case after appropriate adjustment for distributions, additional capital contributions and redemptions.

(j) The determination of the Managing Owner that the Series’ aggregate net assets in relation to the operating expenses of the Series make it unreasonable or imprudent to continue the business of the Series, or, in the exercise of its reasonable discretion, the determination of the Managing Owner to dissolve a Series because the aggregate Net Asset Value of such Series as of the close of business on any Business Day declines below $5 million.

The death, legal disability, bankruptcy, insolvency, dissolution, or withdrawal of any Limited Owner (as long as such Limited Owner is not the sole Limited Owner of the Trust) shall not result in the termination of the or any Series thereof, and such Limited Owner, his estate, custodian or personal representative shall have no right to withdraw or value such Limited Owner’s Interests except as provided in Section 7.1 hereof. Each Limited Owner (and any assignee thereof) expressly agrees that in the event of his death, he waives on behalf of himself and his estate, and he directs the legal representative of his estate and any person interested therein to waive the furnishing of any inventory, accounting or appraisal of the assets of the Series in which they own an Interest and any right to an audit or examination of the books of the Series in which they own an Interest, except for such rights as are set forth in Article IX hereof relating to the Books of Account and reports of the Series.

SECTION 13.2 Distributions on Dissolution. Upon the dissolution of the Trust or any Series, the Managing Owner (or in the event there is no Managing Owner, such person (the “Liquidating Trustee”) as the majority in interest of the Limited Owners may propose and approve) shall take full charge of the Series assets and liabilities. Any Liquidating Trustee so appointed shall have and may exercise, without further authorization or approval of any of the parties hereto, all of the powers conferred upon the Managing Owner under the terms of this Trust Agreement, subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, and provided that the Liquidating Trustee shall not have general liability for the acts, omissions, obligations and expenses of the Trust. Thereafter, the business and affairs of the Trust or Series shall be wound up and all assets shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom shall be applied and distributed in the following order of priority: (a) to the expenses of liquidation and termination and to creditors, including Interestholders who are creditors, to the extent otherwise permitted by law, in satisfaction of liabilities of the Series of the Trust (whether by payment or the making of reasonable provision for payment thereof) other than liabilities for distributions to Interestholders, and (b) to the Managing Owner and each Limited Owner pro rata in accordance with his positive book capital account balance, less any amount owing by such Interestholder to the Series, after giving effect to all adjustments made pursuant to Article VI and all distributions theretofore made to the Interestholders pursuant to Article VI. After the distribution of all remaining assets of the Series, the Managing Owner will contribute to the Series an amount equal to the lesser of (i) the deficit balance, if any, in its book capital account, and (ii) the excess of 1.01% of the total Capital Contributions of the Limited Owners over the capital previously contributed by the Managing Owner. Any Capital Contributions made by the Managing Owner pursuant to this Section shall be applied first to satisfy any amounts then owed by the Series to its creditors, and the balance, if any, shall be distributed to those Interestholders in the Series whose book capital account balances (immediately following the distribution of any liquidation proceeds) were positive, in proportion to their respective positive book capital account balances.

SECTION 13.3 Termination; Certificate of Cancellation. Following the dissolution and distribution of the assets of all Series of the Trust, the Trust shall terminate and Managing Owner or Liquidating Trustee, as the case may be, shall execute and cause such certificate of cancellation of the Certificate of Trust to be filed in accordance with the Business Trust Statute. Notwithstanding anything to the contrary contained in this Trust Agreement, the existence of the Trust as a separate legal entity shall continue until the filing of such certificate of cancellation.

ARTICLE XIV

POWER OF ATTORNEY

SECTION 14.1 Power of Attorney Executed Concurrently. Concurrently with the written acceptance and adoption of the provisions of this Trust Agreement, each Limited Owner shall execute and deliver to the Managing Owner a Power of Attorney as part of the Subscription Agreement, or in such other form as may be prescribed by the Managing Owner. Each Limited Owner, by its execution and delivery hereof, irrevocably constitutes and appoints the Managing Owner and its officers and directors, with full power of substitution, as the true and lawful attorney-in-fact and agent for such Limited Owner with full power and authority to act in his name and on his behalf in the execution, acknowledgment, filing and publishing of Trust documents, including, but not limited to, the following:

(a) Any certificates and other instruments, including but not limited to, any applications for authority to do business and amendments thereto, which the Managing Owner deems appropriate to qualify or continue the Trust as a business trust in the jurisdictions in which the Trust may conduct business, so long as such qualifications and continuations are in accordance with the terms of this Trust Agreement or any amendment hereto, or which may be required to be filed by the Trust or the Interestholders under the laws of any jurisdiction;

(b) Any instrument which may be required to be filed by the Trust under the laws of any state or by any governmental agency, or which the Managing Owner deems advisable to file; and

(c) This Trust Agreement and any documents which may be required to effect an amendment to this Trust Agreement approved under the terms of the Trust Agreement, and the continuation of the Trust, the admission of the signer of the Power of Attorney as a Limited Owner or of others as additional or substituted Limited Owners, or the termination of the Trust, provided such continuation, admission or termination is in accordance with the terms of this Trust Agreement.

SECTION 14.2 Effect of Power of Attorney. The Power of Attorney concurrently granted by each Limited Owner to the Managing Owner:

(a) Is a special, irrevocable Power of Attorney coupled with an interest, and shall survive and not be affected by the death, disability, dissolution, liquidation, termination or incapacity of the Limited Owner;

(b) May be exercised by the Managing Owner for each Limited Owner by a facsimile signature of one of its officers or by a single signature of one of its officers acting as attorney-in-fact for all of them; and

(c) Shall survive the delivery of an assignment by a Limited Owner of the whole or any portion of his Limited Interests; except that where the assignee thereof has been approved by the Managing Owner for admission to the Trust as a substituted Limited Owner, the Power of Attorney of the assignor shall survive the delivery of such assignment for the sole purpose of enabling the Managing Owner to execute, acknowledge and file any instrument necessary to effect such substitution.

Each Limited Owner agrees to be bound by any representations made by the Managing Owner and by any successor thereto, determined to be acting in good faith pursuant to such Power of Attorney and not constituting negligence or misconduct.

SECTION 14.3 Limitation on Power of Attorney. The Power of Attorney concurrently granted by each Limited Owner to the Managing Owner shall not authorize the Managing Owner to act on behalf of Limited Owners in any situation in which this Trust Agreement requires the approval of Limited Owners unless such approval has been obtained as required by this Trust Agreement. In the event of any conflict between this Trust Agreement and any instruments filed by the Managing Owner or any new Managing Owner pursuant to this Power of Attorney, this Trust Agreement shall control.

ARTICLE XV

MISCELLANEOUS

SECTION 15.1 Governing Law. The validity and construction of this Trust Agreement and all amendments hereto shall be governed by the laws of the State of Delaware, and the rights of all parties hereto and the effect of every provision hereof shall be subject to and construed according to the laws of the State of Delaware without regard to the conflict of laws provisions thereof; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Section 15.1, and provided, further, that the parties hereto intend that the provisions hereof shall control over any contrary or limiting statutory or common law of the State of Delaware (other than the Business Trust Statute) and that, to the maximum extent permitted by applicable law, there shall not be applicable to the Trust, the Trustee, the Managing Owner, the Interestholders or this Trust Agreement any provision of the laws (statutory or common) of the State of Delaware (other than the Business Trust Statute) pertaining to trusts which relate to or regulate in a manner inconsistent with the terms hereof: (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (g) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees or managers that are inconsistent with the limitations on liability or authorities and powers of the Trustee or the Managing Owner set forth or referenced in this Trust Agreement. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust. The Trust shall be of the type commonly called a “business trust,” and without limiting the provisions hereof, the Trust may exercise all powers that are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to business trusts and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

SECTION 15.2 Provisions In Conflict With Law or Regulations.

(a) The provisions of this Trust Agreement are severable, and if the Managing Owner shall determine, with the advice of counsel, that any one or more of such provisions (the “Conflicting Provisions”) are in conflict with the Code, the Business Trust Statute or other applicable federal or state laws, the Conflicting

Provisions shall be deemed never to have constituted a part of this Trust Agreement, even without any amendment of this Trust Agreement pursuant to this Trust Agreement; provided, however, that such determination by the Managing Owner shall not affect or impair any of the remaining provisions of this Trust Agreement or render invalid or improper any action taken or omitted prior to such determination. No Managing Owner or Trustee shall be liable for making or failing to make such a determination.

(b) If any provision of this Trust Agreement shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Trust Agreement in any jurisdiction.

SECTION 15.3 Construction. In this Trust Agreement, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Trust Agreement.

SECTION 15.4 Notices. All notices or communications under this Trust Agreement (other than requests for redemption of Interests, notices of assignment, transfer, pledge or encumbrance of Interests, and reports and notices by the Managing Owner to the Limited Owners) shall be in writing and shall be effective upon personal delivery, or if sent by mail, postage prepaid, or if sent electronically, by facsimile or by overnight courier; and addressed, in each such case, to the address set forth in the books and records of the Trust or such other address as may be specified in writing, of the party to whom such notice is to be given, upon the deposit of such notice in the United States mail, upon transmission and electronic confirmation thereof or upon deposit with a representative of an overnight courier, as the case may be. Requests for redemption, notices of assignment, transfer, pledge or encumbrance of Interests shall be effective upon timely receipt by the Managing Owner in writing.

SECTION 15.5 Counterparts. This Trust Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all the parties are not signatory to the original or the same counterpart.

SECTION 15.6 Binding Nature of Trust Agreement. The terms and provisions of this Trust Agreement shall be binding upon and inure to the benefit of the heirs, custodians, executors, estates, administrators, personal representatives, successors and permitted assigns of the respective Interestholders. For purposes of determining the rights of any Interestholder or assignee hereunder, the Trust and the Managing Owner may rely upon the Trust records as to who are Interestholders and permitted assignees, and all Interestholders and assignees agree that the Trust and the Managing Owner, in determining such rights, shall rely on such records and that Limited Owners and assignees shall be bound by such determination.

SECTION 15.7 No Legal Title to Trust Estate. The Interestholders shall not have legal title to any part of the Trust Estate.

SECTION 15.8 Creditors. No creditors of any Interestholders shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to the Trust Estate.

SECTION 15.9 Integration. This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

IN WITNESS WHEREOF, the undersigned have duly executed this Declaration of Trust and Trust Agreement as of the day and year first above written.

WILMINGTON TRUST COMPANY, as Trustee

By:
Name:
Title:

PREFERRED INVESTMENT SOLUTIONS CORP.,
as Managing Owner

By:
Name:
Title:

All Limited Owners now and hereafter admitted as Limited Owners of the Trust, pursuant to powers of attorney now and hereafter executed in favor of, and granted and delivered to, the Managing Owner

By:	PREFERRED INVESTMENT SOLUTIONS CORP.,
as Managing Owner

By:
Name:
Title:

EXHIBIT A

CERTIFICATE OF TRUST

OF

WORLD MONITOR TRUST

This Certificate of Trust is filed in accordance with the provisions of the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) and sets forth the following:

FIRST: The name of the trust is World Monitor Trust (the “Trust”).

SECOND: The name and the business address of the Delaware trustee is Wilmington Trust Company, Rodney Square North, 1110 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

THIRD: Pursuant to Section 3806(b)(2) of the Delaware Business Trust Act, the Trust shall issue one or more series of beneficial interests having the rights, powers and duties as set forth in the Declaration of Trust and Trust Agreement of the Trust dated December 17, 1997, as the same may be amended from time to time (each a “Series”).

FOURTH: Notice of Limitation of Liability of each Series: Pursuant to Section 3804 of the Delaware Business Trust Act, there shall be a limitation on liability of each particular Series such that the debts, liabilities, claims, obligations and expenses incurred, contracted for or otherwise existing with respect to, in connection with or arising under a particular Series shall be enforceable against the assets of that Series only, and not against the assets of the Trust generally or the assets of any other Series.

WILMINGTON TRUST COMPANY, Trustee

By:	/s/ DEBRA EBERLY

Exhibit D

DRAFT FORM OF OPINION	RICHARDS, LAYTON & FINGER A PROFESSIONAL ASSOCIATION ONE RODNEY SQUARE 920 NORTH KING STREET WILMINGTON, DELAWARE 19801 (302) 651-7700 FAX: (302) 651-7701 WWW.RLF.COM , 2004

World Monitor Trust

c/o Prudential Securities Futures Management Inc.

One New York Plaza

New York, New York 10292

Re:	World Monitor Trust

Ladies and Gentlemen:

We have acted as special Delaware counsel to World Monitor Trust, a Delaware statutory trust (the “Trust”), in connection with the transactions contemplated by the Second Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 17, 1998 (the “Trust Agreement”), by and among Prudential Securities Futures Management Inc., a Delaware corporation (the “Managing Owner”), Wilmington Trust Company, a Delaware banking corporation (the “Trustee”), and the Interestholders from time to time thereunder. This opinion is being delivered to you pursuant to Section 8.2 of the Trust Agreement. Capitalized terms used herein and not otherwise defined are used as defined in, or by reference in, the Trust Agreement, except that reference herein to any document shall mean such document as in effect on the date hereof.

We have examined originals or copies of the following documents:

(a) The Trust Agreement;

(b) A certified copy of the certificate of trust of the Trust (the “Certificate of Trust”) which was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on December 17, 1997;

(c) The Proxy Statements of the Trust, each dated                     , 2004 (the “Proxy Statement”) relating to certain matters described therein; and

(d) A form of the Third Amended and Restated Declaration of Trust and Trust Agreement (the “Third Amended and Restated Trust Agreement”), by and among Preferred Investment Solutions Corp. (formerly known as Kenmar Advisory Corp.), a Connecticut corporation, as the Managing Owner (the “Successor Managing Owner”), the Trustee and the Interestholders from time to time thereunder, which document is marked to reflect the differences between Third Amended and Restated Trust Agreement and the Trust Agreement (such marked differences being hereinafter referred to as the “Amendments”).

We have not reviewed any documents other than the foregoing documents for purposes of rendering our opinions as expressed herein, and we have assumed that there exists no provision of any such other document that bears upon or is inconsistent with our opinions as expressed herein. We have conducted no independent factual investigation of our own but have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

Prudential Securities Futures Management Inc.

                    , 2004

Based upon and subject to the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth hereinbelow, it is our opinion that:

1. The Limited Owners’ exercise of voting rights pursuant to the Proxy Statement will not constitute such participation in the control of the Trust business as would adversely affect the Limited Owners’ limited liability under the Delaware Statutory Trust Act, 12 Del. C. § 3801 et seq.

2. When the Third Amended and Restated Trust Agreement is duly authorized, executed and delivered by the Successor Managing Owner and the Trustee, the Amendments will be legal, valid and binding agreements of the Successor Managing Owner, and will be enforceable against the Successor Managing Owner, in accordance with their terms.

The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations:

A. We are admitted to practice law in the State of Delaware, and we do not hold ourselves out as being experts on the law of any other jurisdiction. The foregoing opinions are limited to the laws of the State of Delaware (excluding securities laws) currently in effect. We have not considered and express no opinion on the laws of any other state or jurisdiction, including federal laws or rules and regulations thereunder.

B. We have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation, and termination of the Trust, and that the Trust Agreement and the Certificate of Trust are in full force and effect and have not been amended, (ii) the due creation, due formation or due organization, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, formation or organization, (iii) the legal capacity of each natural person who is a party to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, and (vi) that the appointment of the Successor Managing Owner and the Amendments will have been duly approved by the affirmative vote of Limited Owners holding Interests equal to at least a majority (over 50%) of the Net Asset Value of each affected Series and that the mechanics for submitting the amendments to the Limited Owners as set forth in the first two sentences of Section 11.1(a) of the Trust Agreement will have been followed. We have not participated in the preparation of the Proxy Statement and assume no responsibility for its contents.

C. The opinion expressed in paragraph 2 above is subject to the effect upon the Amendments of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), (iii) the law of fraudulent transfer and conveyance, (iv) public policy, (v) applicable law relating to fiduciary duties, and (vi) judicial imposition of an implied covenant of good faith and fair dealing. Except as expressly set forth in paragraph 2 above, we express no opinion concerning the legality, validity, binding nature or enforceability of the Third Amended and Restated Trust Agreement.

D. We have assumed that all documents submitted to us as originals are authentic, that all documents submitted to us as copies conform with the originals, that all signatures are genuine and that all documents, in the forms submitted to us for our review, have not been and will not be altered or amended in any respect material to our opinions as stated herein.

Prudential Securities Futures Management Inc.

                    , 2004

This opinion is rendered for your benefit and may be relied upon by you as of its date in connection with the matters addressed herein. In addition, we consent to your use of this opinion as of its date as an exhibit to the Proxy Statement, and this opinion may be cited to, and used by you as of its date with, applicable governmental regulators, including the Securities and Exchange Commission. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

EAM/MCD

WORLD MONITOR TRUST, Series B

PROXY CARD

WORLD MONITOR TRUST, SERIES B

SPECIAL MEETING OF LIMITED OWNERS

TO BE HELD ON                     , 2004

The undersigned Limited Owner of WORLD MONITOR TRUST, Series B (the “Fund”) hereby appoints Brian J. Martin and Ronald J. Ivans, with full power of substitution and revocation, proxies of the undersigned to vote all Limited Interests of the Fund which the undersigned would be entitled to vote if personally present at the Special Meeting of Limited Owners of the Fund (the “Special Meeting”) to be held on                     , 2004 at 10:30 a.m. at the offices of Prudential Financial, Inc., 751 Broad Street, Newark, N.J., and at any adjournment thereof, on the following matters:

1.	The approval of the sale of the stock of Prudential Securities Futures Management Inc. to Preferred Investment Solutions Corp. (formerly known as Kenmar Advisory Corp.); the concomitant approval of Preferred Investment Solutions Corp. as the new managing owner of the Fund; and the approval of certain amendments to the Trust Agreement that Preferred Investment Solutions Corp. believes will not materially change the operation of, and will be beneficial to, the Fund (the PROPOSAL); and

2.	The transaction of such other business as may properly come before the Special Meeting, and any adjournments thereof.

This Proxy will be voted in accordance with the instructions given on the other side, and, in the discretion of the Proxyholders, upon such other matters as may properly come before the Special Meeting. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL SECURITIES FUTURES MANAGEMENT INC.

(CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

WORLD MONITOR TRUST, Series B

Please mark your vote as indicated in this example.  ☒

THE MANAGING OWNER RECOMMENDS THE LIMITED OWNERS VOTE FOR THE PROPOSAL.

THE PROPOSAL – Approval of the sale of the stock of Prudential Securities Futures Management Inc. to Preferred Investment Solutions Corp. (formerly known as Kenmar Advisory Corp.); the concomitant approval of Preferred Investment Solutions Corp. as the new managing owner of the Fund; and approval of certain amendments to the Trust Agreement that Preferred Investment Solutions Corp. believes will not materially change the operation of, and are intended to be beneficial to, the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐

THE MANAGING OWNER RECOMMENDS THE LIMITED OWNERS VOTE FOR THE GRANT OF AUTHORITY

Grant of Authority to transact such other business as may come before this Special Meeting, and any adjournment thereof.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature	Signature	Date

Please mark, date and sign exactly as your name(s) appear(s) above and return in the enclosed envelope. If acting as attorney, executor, administrator, trustee, guardian, etc., please give full title. If the signer is a corporation, please sign the full corporate name by a duly authorized officer. If Limited Interests are held jointly, each Limited Owner named should sign.